UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-22959

1290 FUNDS

(Exact name of registrant as specified in charter)

1290 Avenue of the Americas

New York, New York 10104

(Address of principal executive offices)

PATRICIA LOUIE, ESQ.

Executive Vice President and General Counsel

AXA Equitable Funds Management Group, LLC

1290 Avenue of the Americas

New York, New York 10104

(Name and Address of Agent for Service)

Copies to:

MARK C. AMOROSI, ESQ.

K&L Gates LLP

1601 K Street N.W.

Washington, D.C. 20006

Registrant’s telephone number, including area code: (212) 554-1234

Date of fiscal year end: October 31

Date of reporting period: October 31, 2016

Item 1.	Reports to Stockholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Annual Report

October 31, 2016

1290 Funds Annual Report

October 31, 2016

Overview

YE 10/31/16 Market Overview

Economy

The global economies began the reporting period focused on the U.S. Federal Reserve’s (Fed’s) monetary policy and hopes for additional stimulus measures from key global central banks. At its December 2015 meeting, the Fed increased its federal funds target range, as committee members noted a considerable improvement in the U.S. labor market and were reasonably confident that inflation would strengthen.

Offsetting the good news, a late-year meltdown in commodity prices proved difficult for credit markets and seemed to hurt resource-based industries and economies around the world. Oil closed out 2015 near its lows for the year, representing more than a 30% decline.

With the coming of 2016, global inflation remained elusive and major central banks remained committed to price stability. Central banks in Japan, Sweden, Denmark and Switzerland, and the European Central Bank (ECB) maintained key benchmark rates below zero in a continued effort to fight deflation and encourage economic activity. Overall, global monetary policies appeared accommodative enough to stimulate price appreciation and grow economic activity.

In the U.S., a weak jobs report later in the Spring extinguished expectations for another rate hike, although Fed Chair Janet Yellen reiterated that even though the U.S. economic outlook remained uncertain, the central bank still expected to gradually increase rates. Through the end of the reporting period, the U.S. labor market again resumed a positive trend, with initial jobless claims dropping again at the end of the third quarter, providing the lowest four-week average since 1973. Consumer spending was very strong, contributing to the GDP. Yellen had, by this time, begun to signal a willingness to tighten policy in December.

The year ended October 31, 2016 saw similar challenges in the world’s second largest economy, as China continued to struggle with its transition from an export-dominated manufacturing economy to one more balanced with services and domestic consumption. Investors early in 2016 learned that China’s economic growth in 2015 had been the lowest in 25 years, and its manufacturing sector had slowed. The Chinese government and its central bank announced they stood ready to provide more stimulus to ease the transition, and regulators would undertake additional efforts to unlink the Chinese yuan from the U.S. dollar, which would be expected to help support manufacturing. China’s stimulus-induced steadiness helped stabilize the global economy later in 2016, and boosted many emerging economies, such as Brazil.

Toward the end of the year, with a more benign outlook in view, investors seemed to favor more risky investments over traditional safe havens — junk bonds, smaller companies and emerging markets benefitted.

Fixed Income

During the course of the year ended October 31, 2016, U.S. bonds produced modest returns, while the global bond market performed only slightly better. Riskier sectors generally rose the most, as investors gradually adopted a more benign view of the global economy and sought the higher yields of relatively riskier bonds.

Initially, the last two months of 2015 saw the value of U.S. government bonds generally decline, and the benchmark 10-year Treasury note’s yield rose. Corporate bonds declined as investors priced in a higher probability of defaults. Investment-grade credits rated BBB or above were most resilient, while high-yield corporate bond returns were down across most industries. Metals/mining and energy-related high-yield bonds suffered considerable losses and were the hardest-hit credit sectors.

The beginning of 2016 saw a continuation of the themes that had plagued markets at the end of the previous year, namely, risk aversion due to falling oil prices and a possible global growth slowdown. Investors eventually relented as oil prices stabilized in mid-February and news from China began looking rosier than expected. The reassuring tone of the Fed, the ECB and the Bank of Japan at the beginning of the year seemed to further reduce volatility across credit markets. Broadly speaking, longer-dated and lower-rated securities performed the best during the period.

Approaching the mid-year mark, credit spreads in Europe widened dramatically after the UK vote to exit the European Union, an indicator of higher risks in that market. Investors initially responded by selling risk-sensitive assets and taking shelter in safe-haven assets. U.S. 10-year Treasuries dropped, and 10-year German bund yields also hit record lows and were negative for the first time ever, at one point.

In the rest of the world, the Bank of Japan clung to its policy of negative interest rates, maintaining a small charge on reserves held. Inaction in June disappointed the markets, leading the yen to appreciate strongly. By Fall, emerging market economies rallied, due to reduced U.S. rate-hike expectations, oil-price stabilization and market-friendly political developments.

Toward the end of the reporting period, bond returns had mostly turned positive for the year-to-date. Investors began to favor riskier debt, specifically high-yield corporate bonds and emerging-market debt. Lending growth and availability of credit continue to expand, despite substantial debt issuance and an increase in defaults for the quarter. Most defaults were related to problems in the energy sector, driven by dramatically lower prices, or by metals/mining, which are similarly affected by additional supply created in anticipation of increased demand, largely from China.

U.S. Equity

U.S. stocks eked out positive returns during the reporting period, basically matching the average U.S. bond. Small-cap and mid-cap stocks performed roughly in line with their larger counterparts. The market was strongly driven by ongoing weakness in oil, concerns about the strength of the U.S. economy and election-related uncertainty.

The period began with a strong market rally at the end of 2015, with U.S. large-cap stocks posting attractive total returns. Small cap stocks lagged large cap, but were still positive.

Equity markets got off to a very rough start in the first six weeks of 2016, falling sharply through early February. Market performance seemed to reflect investor anxiety about global growth, Chinese policy, the stability of European banks and other geopolitical issues. As oil prices began to stabilize and recession concerns receded somewhat, investors turned again to equities, which recovered when the Fed opted in March to keep interest rates unchanged. Telecommunication and utilities firms led the market as investors appeared to seek shares of relatively stable, dividend-paying companies. The energy sector also advanced as oil prices rebounded.

In the second quarter, U.S. equities produced modest returns. Concerns over the health of the global economy weighed on investor sentiment for most of the period, but stocks began to move higher as earnings reports generally exceeded low expectations. By late June, the U.K. vote led to sharp declines, but stocks rebounded quickly. The broad-based market rose modestly and, by early July, U.S. companies were again trading at fresh year-to-date highs, with some indices at all-time highs.

Towards the end of the reporting period, investors shifted to a “risk-on” environment, with cyclical stocks strongly outperforming defensive stocks and emerging markets stocks outperforming developed market stocks. Low risk sectors such as utilities and telecoms fell out of favor with investors and were replaced with technology, driven by the rise in demand for cloud computing among small-, mid- and large-cap companies, as well as the financial sector.

The month of October saw some sectors give back gains as election-related concerns dominated the headlines.

International Equity

Throughout the reporting period, the primary drivers of international equity market returns included U.S. growth and the timing of Fed tightening, concerns about China’s economy and the global growth outlook, currency and commodity volatility, the British referendum and risk in the Middle East. Developed-market stocks fell modestly during the reporting period, as losses in Europe were not offset by impressive gains from the emerging markets. Toward the end of the reporting period, global equity markets rose as investors welcomed signs that interest rates would remain low. As in the U.S., global investors also shifted toward riskier stocks, while pulling back from defensive sectors that had been in favor earlier in the year.

Global equities started the reporting period with a rally. Almost all sectors of the market rose, rebounding from the year’s earlier declines, although falling oil prices continued to weigh on the energy sector.

Markets then posted a small decline to begin 2016. International equities rebounded during the second quarter to finish nearly unchanged at mid-year. Better-than-expected economic data suggested the probability of a global recession was less likely, and stocks already reflected the potential impact.

In Japan, confidence dropped in Prime Minister Abe’s economic plan and the effectiveness of the Bank of Japan’s monetary policies to reverse two decades of deflation. After three years of weakness, the yen strengthened in the first half of 2016 as negative interest rates spurred a rally in bonds and fixed-income inflows. The yen rallied further as the turmoil from the June Brexit vote drove risk-off sentiment in the market and a flight to safety. A weaker yen had helped prop up corporate profits and spur inflation; the stronger yen drove Japanese stocks to decline.

After an uncertain start to the year, China’s equity markets stabilized as the economy appeared to be growing modestly, with domestic consumption — reflected by new-economy companies and real estate — showed strength. Old-economy stocks, such as cement and steel companies, appear to be under pressure as the government continues a long-term economic transformation from dependence on high fixed asset investments to reliance on consumption and services. Previous policy decisions by the central government, which appeared to alarm investors, seem to have abated. The renminbi continued to depreciate, but in a more orderly fashion than 2015’s sudden devaluation. By mid-year, the markets appeared to be showing that earlier stimulus measures were slowly taking effect.

Source: AXA Equitable Funds Management Group, LLC, doing business as 1290 Asset Managers®. As of 10/31/16.

This information is provided for general information only and is not intended to provide specific advice or recommendations for any individual investor.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. No investment is risk-free. Bond investments are subject to interest rate risk so that when interest rates rise, the prices of bonds can decrease and the investor can lose principal value. High yield bonds are subject to a high degree of credit and market risk. International securities carry additional risks including currency exchange fluctuation and different government regulations, economic conditions or accounting standards. Stocks and other equity values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors. The risk is generally greater for securities of small-capitalization and mid-capitalization companies than is customarily associated with larger, more established companies. Index performance is referenced for illustrative purposes only. You cannot invest directly in an index.

NOTES ON PERFORMANCE (Unaudited)

Total Returns

Performance of the 1290 Funds as shown on the following pages compares each Fund’s performance to that of a broad-based securities index and, with respect to certain Funds, customized composite benchmarks. Each Fund’s rates of return are net of investment advisory fees and expenses of the Fund. Each Fund has a separate investment objective it seeks to achieve by following a separate investment policy. There is no guarantee that these objectives will be attained. The objectives and policies of each Fund will affect its return and its risk. Keep in mind that past performance is not an indication of future results.

Benchmarks

60% S&P 500® Index/40% Bloomberg Barclays U.S. Aggregate Bond Index (formerly known as Barclays U.S. Aggregate Bond Index) is a hypothetical combination of unmanaged indexes. The composite index combines the total return of the S&P 500® Index at a weighting of 60% and the Barclays U.S. Aggregate Bond Index at a weighting of 40%.

Bloomberg Barclays U.S. Aggregate Bond Index (formerly known as Barclays U.S. Aggregate Bond Index) covers the U.S. dollar denominated investment-grade, fixed-rate, taxable bond market of securities. The index includes bonds from the Treasury, government-related and corporate securities, agency fixed rate and hybrid adjustable mortgage pass through securities, asset-backed securities and commercial mortgage-based securities.

BofA Merrill Lynch 3-Month U.S. Treasury Bill Index measures the returns of negotiable debt obligations issued by the U.S. government and backed by its full faith and credit, having a maturity of three months.

BofA Merrill Lynch All U.S. Convertibles Index consists of U.S. dollar denominated investment grade and non-investment grade convertible bonds sold into the U.S. market and publicly traded in the United States. The index constituents are market value weighted based on the convertible securities prices and outstanding shares, and the underlying index is rebalanced daily.

BofA Merrill Lynch USD 3-Month Deposit Offered Rate Constant Maturity Index (formerly known as the BofA Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index) tracks the performance of a synthetic asset paying the London interbank offered rate (LIBOR) to a stated maturity. The index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument.

BofA Merrill Lynch U.S. High Yield Master II Index tracks the performance of U.S. dollar denominated below investment grade corporate debt publicly issued in the U.S. domestic market. Qualifying securities must have at least 18 months to final maturity at the time of issuance, at least one year remaining term to final maturity as of the rebalancing date, a fixed coupon schedule and a minimum amount outstanding of $100 million. It is capitalization-weighted.

Morgan Stanley Capital International (MSCI) AC World (Net) Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of 23 developed markets and 23 emerging markets. The index covers approximately 85% of the global investment opportunities.

Morgan Stanley Capital International (MSCI) World (Net) Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The index consists of 23 developed market country indexes.

Russell 2500™ Value Index measures the performance of those Russell 2500TM Index companies with lower price-to-book ratios and lower forecasted growth values. It is market-capitalization weighted.

Standard & Poor’s 500® Composite Stock Price Index (“S&P 500® Index”) is a weighted index of common stocks of 500 leading companies in leading industries of the U.S. economy, capturing 75% coverage of U.S. equities. The index is capitalization weighted, thereby giving greater weight to companies with the largest market capitalizations.

Glossary

Derivative is a security with a price that is dependent upon or derived from one or more underlying assets.

Diversified spread is the sale of multiple, diversified futures contracts and the purchase of other multiple, diversified offsetting futures contracts. A spread tracks the difference between a long and short position.

Long position is the buying of a security such as a stock, commodity or currency with the expectation the asset will rise in value.

Mortgage backed security (MBS) is a type of asset-backed security that is secured by a mortgage or collection of mortgages.

Quantitative easing is the introduction of new money into the money supply by a central bank.

Shiller Barclays Cyclically Adjusted Price-to-Earnings (CAPE) Total Return Index aims to identify undervalued sectors in the large-cap equity market based on a modified CAPE® ratio, which is designed to assess longer term equity valuations by using an inflation adjusted earnings horizon.

Smart beta defines a set of investment strategies that emphasize the use of alternative index construction rules to traditional market capitalization based indices.

Swap is a derivative contract through which two parties exchange financial instruments.

1290 CONVERTIBLE SECURITIES FUND (Unaudited)

INVESTMENT ADVISER

➢	1290 Asset Managers®

INVESTMENT SUB-ADVISER

➢	Palisade Capital Management, L.L.C.

PERFORMANCE RESULTS

Annualized Total Returns as of 10/31/16
		1 Year	Since Incept.
Fund – Class A Shares*	without Sales Charge	1.97%	(1.66)%
	with Sales Charge (a)	(2.61)	(5.02)
Fund – Class I Shares*		2.23	(1.41)
Fund – Class R Shares*		1.72	(1.91)
BofA Merrill Lynch All U.S. Convertibles Index		3.46	(0.03)
* Date of inception 7/6/15. (a) A 4.50% front-end sales charge was deducted. Returns for periods greater than one year are annualized.

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For the most current month-end performance data please call 1-888-310-0416 or visit www.1290Funds.com

The graph illustrates comparative performance for $10,000 invested in the Class I Shares of the 1290 Convertible Securities Fund and the BofA Merrill Lynch All U.S. Convertibles Index from 7/6/15 to 10/31/16. The performance of the BofA Merrill Lynch All U.S. Convertibles Index reflects an initial investment at the end of the month closest to the Fund’s inception. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the BofA Merrill Lynch All U.S. Convertibles Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends, capital gain distributions, and interest of the securities included in the benchmark.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that shareholder would pay on Fund distributions or redemption of Fund shares.

PERFORMANCE SUMMARY

The Fund’s Class I shares returned 2.23% for the year ended October 31, 2016. The Fund’s benchmark, the BofA Merrill Lynch All U.S. Convertibles Index, returned 3.46% over the same year.

Fund Overview — Palisade Capital Management, L.L.C.

U.S. equity and credit markets stumbled out of the gate in 2016 amid concerns about plunging energy prices and slowing global growth. The markets managed to bottom out in February as investors started adding to risky assets in the context of a relatively benign, low interest rate environment. Despite potential concerns surrounding the United Kingdom’s withdrawal from the European Union (Brexit), corporate earnings, interest rate hikes, and the U.S. elections, equity and credit markets continued to push higher towards the back half of the year. Convertibles, as a hybrid security with equity and credit exposure, benefited as these two drivers of value posted solid gains. Unusually strong gains in credit actually allowed convertibles to outperform their underlying equities in a rising market.

Some of the largest movers were energy and material names, as stabilizing energy prices and balance sheet restructurings helped their distressed bonds post strong gains. Technology also gained as merger and acquisition activity helped drive valuations higher. Healthcare was generally weak as election-year posturing created policy uncertainty around drug pricing and regulation, weighing on performance.

Despite the price appreciation over the past year, we believe convertibles still remain attractively priced relative to theoretical value. In addition, the potential to participate in further equity advances while generating current yield from coupons continues to make convertibles an attractive investment, in our opinion.

The past year’s gains were driven as much by credit as by equity price appreciation. After the strong run-up in credit, we believe next year will see stock selection become a bigger determinant of performance. At period end we were overweight growth sectors such as healthcare and technology as we believe they offer the best opportunities for longer-term revenue and earnings growth, and therefore the best opportunity for price appreciation.

Fund Highlights

What helped performance during the year:

•	An underweight to the energy sector provided a benefit to relative performance.

•

Strong security selection in financials was also a significant contributor to overall results for the period. The relative safety of highly rated convertible preferreds with good yields offered capital protection during a period of equity volatility. Returns were aided by overweight positions in Huntington Bancshares, Inc., Wells Fargo & Co., and KeyCorp preferred securities.

•

Good security selection in the consumer discretionary sector was a positive contributor. Notably, Jarden Corp. posted a solid return before the company was acquired in April. An underweight exposure to the relatively weak autos group also added value.

1290 CONVERTIBLE SECURITIES FUND (Unaudited)

What hurt performance during the year?

•

Healthcare continued to be a challenging sector and an overweight allocation negatively impacted results. The riskier biotechnology and pharmaceutical securities have been under significant pressure for most of 2016.

•	The Fund has slightly underperformed in technology, where an underweight exposure to the relatively strong NVIDIA Corp. held back results.

•	An underweight to the utilities sector, which has been a strong performer year-to-date, was a notable detractor to results.

Fund Characteristics As of October 31, 2016
Weighted Average Life (Years)	N/A
Weighted Average Coupon (%)	N/A
Weighted Average Modified Duration (Years)*	N/A
Weighted Average Rating**	BB

*   Modified duration is a measure of the price sensitivity of the Fund to interest rate movements, taking into account specific features of the securities in which it invests.

** Weighted Average Rating has been provided by the Investment Sub-Adviser. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice.

Sector Weightings as of October 31, 2016	% of Net Assets
Information Technology	33.6%
Health Care	21.0
Financials	12.6
Consumer Discretionary	11.6
Industrials	5.3
Telecommunication Services	2.8
Energy	2.3
Real Estate	2.0
Materials	1.9
Consumer Staples	1.5
Utilities	0.7
Cash and Other	4.7

100.0%

Holdings are subject to change without notice.

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Fund, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class A and Class R shares of the Fund), and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended October 31, 2016 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 5/1/16	Ending Account Value 10/31/16	Expenses Paid During Period* 5/1/16 - 10/31/16
Class A
Actual	$1,000.00	$1,059.13	$6.73
Hypothetical (5% average annual return before expenses)	1,000.00	1,018.60	6.60
Class I
Actual	1,000.00	1,060.47	5.44
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.86	5.33
Class R
Actual	1,000.00	1,057.81	8.02
Hypothetical (5% average annual return before expenses)	1,000.00	1,017.34	7.86

*   Expenses are equal to the Fund’s Class A, I and R shares annualized expense ratios of 1.30%, 1.05% and 1.55%, respectively, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

1290 FUNDS

1290 CONVERTIBLE SECURITIES FUND

PORTFOLIO OF INVESTMENTS

October 31, 2016

	Principal Amount	Value (Note 1)

LONG-TERM DEBT SECURITIES:
Convertible Bonds (72.3%)
Consumer Discretionary (11.6%)
Automobiles (1.2%)
Fiat Chrysler Automobiles NV
7.875%, 12/15/16	$290,000	$182,979
Tesla Motors, Inc.
1.500%, 6/1/18	40,000	64,700

		247,679

Household Durables (2.1%)
CalAtlantic Group, Inc.
1.625%, 5/15/18	250,000	293,438
Lennar Corp.
3.250%, 11/15/21	66,000	116,985

		410,423

Internet & Direct Marketing Retail (2.4%)
Ctrip.com International Ltd.
1.250%, 9/15/22§	15,000	14,737
Priceline Group, Inc. (The)
1.000%, 3/15/18	287,000	454,895

		469,632

Media (4.9%)
DISH Network Corp.
3.375%, 8/15/26§	520,000	595,725
Liberty Interactive LLC
1.750%, 9/30/46§	241,000	242,205
Liberty Media Corp.
1.375%, 10/15/23	90,000	92,081
Live Nation Entertainment, Inc.
2.500%, 5/15/19	56,000	60,760

		990,771

Specialty Retail (1.0%)
GNC Holdings, Inc.
1.500%, 8/15/20§	82,000	63,960
Restoration Hardware Holdings, Inc.
(Zero Coupon), 6/15/19§	160,000	134,800

		198,760

Total Consumer Discretionary		2,317,265

Energy (2.1%)
Energy Equipment & Services (0.9%)
SEACOR Holdings, Inc.
3.000%, 11/15/28	57,000	45,850
Weatherford International Ltd.
5.875%, 7/1/21	117,000	124,093

		169,943

Oil, Gas & Consumable Fuels (1.2%)
Cheniere Energy, Inc.
4.250%, 3/15/45	120,000	73,650
Chesapeake Energy Corp.
5.500%, 9/15/26§	80,000	75,100
2.500%, 5/15/37	8,000	7,950
PDC Energy, Inc.
1.125%, 9/15/21	40,000	40,650

SM Energy Co.
1.500%, 7/1/21	$38,000	$42,322

		239,672

Total Energy		409,615

Financials (3.0%)
Capital Markets (0.4%)
New Mountain Finance Corp.
5.000%, 6/15/19	31,000	31,698
TCP Capital Corp.
4.625%, 3/1/22§	30,000	29,906
Walter Investment Management Corp.
4.500%, 11/1/19	30,000	21,000

		82,604

Insurance (1.0%)
Fidelity National Financial, Inc.
4.250%, 8/15/18	100,000	199,875

Mortgage Real Estate Investment Trusts (REITs) (1.6%)
Colony Capital, Inc.
5.000%, 4/15/23	65,000	64,878
Starwood Property Trust, Inc.
3.750%, 10/15/17	200,000	205,125
4.000%, 1/15/19	50,000	55,906

		325,909

Total Financials		608,388

Health Care (15.6%)
Biotechnology (6.1%)
Acorda Therapeutics, Inc.
1.750%, 6/15/21	65,000	50,334
AMAG Pharmaceuticals, Inc.
2.500%, 2/15/19	47,000	54,461
ARIAD Pharmaceuticals, Inc.
3.625%, 6/15/19§	52,000	62,628
BioMarin Pharmaceutical, Inc.
0.750%, 10/15/18	85,000	95,094
1.500%, 10/15/20	120,000	139,800
Clovis Oncology, Inc.
2.500%, 9/15/21	83,000	70,498
Emergent BioSolutions, Inc.
2.875%, 1/15/21	38,000	43,178
Immunomedics, Inc.
4.750%, 2/15/20	35,000	28,809
Incyte Corp.
0.375%, 11/15/18	35,000	62,475
1.250%, 11/15/20	75,000	136,125
Intercept Pharmaceuticals, Inc.
3.250%, 7/1/23	29,000	28,402
Ionis Pharmaceuticals, Inc.
1.000%, 11/15/21	128,000	104,800
Ironwood Pharmaceuticals, Inc.
2.250%, 6/15/22	114,000	120,199
Merrimack Pharmaceuticals, Inc.
4.500%, 7/15/20	75,000	84,375
Novavax, Inc.
3.750%, 2/1/23§	28,000	12,565

See Notes to Financial Statements.

1290 FUNDS

1290 CONVERTIBLE SECURITIES FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2016

	Principal Amount	Value (Note 1)

TESARO, Inc.
3.000%, 10/1/21	$40,000	$139,950

		1,233,693

Health Care Equipment & Supplies (1.6%)
Hologic, Inc.
0.000%, 12/15/43 (e)	83,000	100,171
Insulet Corp.
1.250%, 9/15/21§	10,000	9,319
Integra LifeSciences Holdings Corp.
1.625%, 12/15/16	60,000	90,525
NuVasive, Inc.
2.750%, 7/1/17	48,000	69,570
Wright Medical Group, Inc.
2.000%, 2/15/20	58,000	59,341

		328,926

Health Care Providers & Services (2.4%)
Brookdale Senior Living, Inc.
2.750%, 6/15/18	55,000	53,522
HealthSouth Corp.
2.000%, 12/1/43	108,000	125,550
Molina Healthcare, Inc.
1.125%, 1/15/20	120,000	172,350
1.625%, 8/15/44	56,000	64,820
Trinity Biotech Investment Ltd.
4.000%, 4/1/45	43,000	35,717
Universal American Corp.
4.000%, 6/15/21§	19,000	19,878

		471,837

Health Care Technology (0.3%)
Allscripts Healthcare Solutions, Inc.
1.250%, 7/1/20	60,000	59,287

Pharmaceuticals (5.2%)
Depomed, Inc.
2.500%, 9/1/21	55,000	72,909
Horizon Pharma Investment Ltd.
2.500%, 3/15/22	125,000	118,125
Innoviva, Inc.
2.125%, 1/15/23	136,000	113,730
Jazz Investments I Ltd.
1.875%, 8/15/21	120,000	118,950
Medicines Co. (The)
1.375%, 6/1/17	76,000	98,705
2.750%, 7/15/23§	10,000	9,487
Pacira Pharmaceuticals, Inc.
3.250%, 2/1/19	54,000	76,613
Teva Pharmaceutical Finance Co. LLC,
Series C 0.250%, 2/1/26	372,000	434,078

		1,042,597

Total Health Care		3,136,340

Industrials (5.0%)
Air Freight & Logistics (1.1%)
Atlas Air Worldwide Holdings, Inc.
2.250%, 6/1/22	33,000	31,866
Echo Global Logistics, Inc.
2.500%, 5/1/20	73,000	66,704

XPO Logistics, Inc.
4.500%, 10/1/17	$60,000	$121,162

		219,732

Construction & Engineering (1.5%)
Dycom Industries, Inc.
0.750%, 9/15/21	149,000	159,616
Tutor Perini Corp.
2.875%, 6/15/21§	143,000	142,285

		301,901

Machinery (0.7%)
Greenbrier Cos., Inc. (The)
3.500%, 4/1/18	90,000	96,975
Trinity Industries, Inc.
3.875%, 6/1/36	37,000	41,186

		138,161

Professional Services (0.4%)
Huron Consulting Group, Inc.
1.250%, 10/1/19	73,000	71,449

Transportation Infrastructure (1.3%)
Macquarie Infrastructure Corp.
2.875%, 7/15/19	60,000	68,925
2.000%, 10/1/23	191,000	191,835

		260,760

Total Industrials		992,003

Information Technology (32.4%)
Communications Equipment (2.7%)
CalAmp Corp.
1.625%, 5/15/20	60,000	56,288
Ciena Corp.
3.750%, 10/15/18§	150,000	178,125
4.000%, 12/15/20	80,000	101,350
Palo Alto Networks, Inc.
(Zero Coupon), 7/1/19	145,000	214,509

		550,272

Electronic Equipment, Instruments & Components (1.1%)
Knowles Corp.
3.250%, 11/1/21§	59,000	64,494
TTM Technologies, Inc.
1.750%, 12/15/20	62,000	91,605
Vishay Intertechnology, Inc.
2.250%, 11/15/40	50,000	56,563

		212,662

Internet Software & Services (4.6%)
Akamai Technologies, Inc.
(Zero Coupon), 2/15/19	61,000	64,126
Cornerstone OnDemand, Inc.
1.500%, 7/1/18	150,000	156,281
Pandora Media, Inc.
1.750%, 12/1/20§	110,000	108,006
Twitter, Inc.
0.250%, 9/15/19	125,000	116,875
VeriSign, Inc.
4.485%, 8/15/37	100,000	245,813
WebMD Health Corp.
2.625%, 6/15/23§	40,000	38,600

See Notes to Financial Statements.

1290 FUNDS

1290 CONVERTIBLE SECURITIES FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2016

	Principal Amount	Value (Note 1)

Yahoo!, Inc.
(Zero Coupon), 12/1/18	$190,000	$192,256

		921,957

IT Services (0.9%)
Blackhawk Network Holdings, Inc.
1.500%, 1/15/22§	137,000	137,942
Cardtronics, Inc.
1.000%, 12/1/20	41,000	45,920

		183,862

Semiconductors & Semiconductor Equipment (14.4%)
Advanced Micro Devices, Inc.
2.125%, 9/1/26	24,000	27,045
Cypress Semiconductor Corp.
4.500%, 1/15/22§	13,000	13,642
Inphi Corp.
1.125%, 12/1/20§	28,000	32,410
0.750%, 9/1/21§	15,000	14,915
Integrated Device Technology, Inc.
0.875%, 11/15/22§	150,000	145,219
Microchip Technology, Inc.
1.625%, 2/15/25	137,000	170,051
2.125%, 12/15/37	95,000	239,460
Micron Technology, Inc.,
Series C 2.375%, 5/1/32	44,000	80,823
Series F 2.125%, 2/15/33	47,000	80,399
Series G 3.000%, 11/15/43	465,000	410,072
Novellus Systems, Inc.
2.625%, 5/15/41	153,000	435,572
NVIDIA Corp.
1.000%, 12/1/18	63,000	221,799
NXP Semiconductors NV
1.000%, 12/1/19	197,000	226,057
ON Semiconductor Corp.
1.000%, 12/1/20	120,000	119,775
Series B 2.625%, 12/15/26	215,000	246,847
Spansion LLC
2.000%, 9/1/20	56,000	107,765
SunPower Corp.
0.750%, 6/1/18	56,000	51,065
4.000%, 1/15/23§	30,000	22,069
Xilinx, Inc.
2.625%, 6/15/17	135,000	237,600

		2,882,585

Software (8.4%)
Citrix Systems, Inc.
0.500%, 4/15/19	150,000	168,281
FireEye, Inc.,
Series A 1.000%, 6/1/35	148,000	134,773
Series B 1.625%, 6/1/35	35,000	31,434
Nuance Communications, Inc.
1.000%, 12/15/35§	158,000	136,966
Proofpoint, Inc.
1.250%, 12/15/18	41,000	82,769

0.750%, 6/15/20	$63,000	$75,521
PROS Holdings, Inc.
2.000%, 12/1/19	80,000	78,100
Red Hat, Inc.
0.250%, 10/1/19	59,000	73,049
Rovi Corp.
0.500%, 3/1/20	60,000	60,263
salesforce.com, Inc.
0.250%, 4/1/18	354,000	435,641
ServiceNow, Inc.
(Zero Coupon), 11/1/18	70,000	91,306
Synchronoss Technologies, Inc.
0.750%, 8/15/19	95,000	97,909
Take-Two Interactive Software, Inc.
1.000%, 7/1/18	45,000	92,813
Verint Systems, Inc.
1.500%, 6/1/21	129,000	121,583

		1,680,408

Technology Hardware, Storage & Peripherals (0.3%)
Electronics For Imaging, Inc.
0.750%, 9/1/19	65,000	68,738

Total Information Technology		6,500,484

Materials (1.2%)
Construction Materials (1.2%)
Cemex SAB de CV
3.720%, 3/15/20	225,000	246,516

Total Materials		246,516

Real Estate (1.4%)
Equity Real Estate Investment Trusts (REITs) (1.4%)
Colony Starwood Homes
4.500%, 10/15/17	100,000	107,437
3.000%, 7/1/19	55,000	59,778
VEREIT, Inc.
3.000%, 8/1/18	114,000	113,929

Total Real Estate		281,144

Total Convertible Bonds		14,491,755

Total Long-Term Debt Securities (72.3%) (Cost $14,928,142)		14,491,755

	Number of Shares	Value (Note 1)
CONVERTIBLE PREFERRED STOCKS:
Consumer Staples (1.5%)
Food Products (1.5%)
Bunge Ltd.
4.875%	547	53,135
Tyson Foods, Inc.
4.750%	3,139	241,923

Total Consumer Staples		295,058

Energy (0.2%)
Oil, Gas & Consumable Fuels (0.2%)
Kinder Morgan, Inc.,
Series A 9.750%	1,100	50,655

Total Energy		50,655

See Notes to Financial Statements.

1290 FUNDS

1290 CONVERTIBLE SECURITIES FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2016

	Number of Shares	Value (Note 1)

Financials (9.6%)
Banks (9.3%)
Bank of America Corp.,
Series L 7.250%	292	$359,452
Huntington Bancshares, Inc.,
Series A 8.500%	363	515,456
KeyCorp,
Series A 7.750%	1,350	184,275
Wells Fargo & Co.,
Series L 7.500%	610	796,050

		1,855,233

Capital Markets (0.1%)
AMG Capital Trust II
5.150%	545	28,068

Diversified Financial Services (0.2%)
Mandatory Exchangeable Trust
5.750%§	277	34,606

Total Financials		1,917,907

Health Care (5.4%)
Health Care Equipment & Supplies (0.8%)
Alere, Inc.,
Series B 3.000%	500	172,795

Health Care Providers & Services (1.6%)
Amsurg Corp.,
Series A-1 5.250%	295	34,123
Anthem, Inc.
5.250%	6,880	290,680

		324,803

Pharmaceuticals (3.0%)
Allergan plc,
Series A 5.500%	773	594,437

Total Health Care		1,092,035

Industrials (0.3%)
Commercial Services & Supplies (0.3%)
Stericycle, Inc.
5.250%	798	53,841

Total Industrials		53,841

Information Technology (1.2%)
Electronic Equipment, Instruments & Components (1.2%)
Belden, Inc.
6.750%	1,528	147,421
MTS Systems Corp.
8.750%	812	90,806

Total Information Technology		238,227

Materials (0.7%)
Metals & Mining (0.7%)
Alcoa, Inc.,
Series 1 5.375%	4,821	148,969

Total Materials		148,969

Real Estate (0.6%)
Equity Real Estate Investment Trusts (REITs) (0.6%)
Welltower, Inc.,
Series I 6.500%	2,076	$128,276

Total Real Estate		128,276

Telecommunication Services (2.8%)
Diversified Telecommunication Services (1.2%)
Frontier Communications Corp.,
Series A 11.125%	2,857	238,588

Wireless Telecommunication Services (1.6%)
T-Mobile US, Inc.
5.500%	3,908	322,996

Total Telecommunication Services		561,584

Utilities (0.7%)
Electric Utilities (0.3%)
Great Plains Energy, Inc.
7.000%	200	10,598
NextEra Energy, Inc.
6.123%	1,095	55,571

		66,169

Multi-Utilities (0.4%)
Dominion Resources, Inc.,
Series A 6.750%	1,210	61,045
DTE Energy Co.
6.500%	200	10,650

		71,695

Total Utilities		137,864

Total Convertible Preferred Stocks (23.0%) (Cost $4,672,878)		4,624,416

Total Investments (95.3%) (Cost $19,601,020)		19,116,171
Other Assets Less Liabilities (4.7%)		937,543

Net Assets (100%)		$20,053,714

§	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At October 31, 2016, the market value of these securities amounted to $2,339,589 or 11.7% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.
(e)	Step Bond — Coupon rate increases in increments to maturity. Rate disclosed is as of October 31, 2016. Maturity date disclosed is the ultimate maturity date.

See Notes to Financial Statements.

1290 FUNDS

1290 CONVERTIBLE SECURITIES FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2016

The following is a summary of the inputs used to value the Fund’s assets and liabilities carried at fair value as of October 31, 2016:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities (a)	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Fund’s own assumptions in determining the fair value of investments)	Total
Assets:
Convertible Bonds
Consumer Discretionary	$182,979	$2,134,286	$—	$2,317,265
Energy	—	409,615	—	409,615
Financials	—	608,388	—	608,388
Health Care	—	3,136,340	—	3,136,340
Industrials	—	992,003	—	992,003
Information Technology	—	6,500,484	—	6,500,484
Materials	—	246,516	—	246,516
Real Estate	—	281,144	—	281,144
Convertible Preferred Stocks
Consumer Staples	295,058	—	—	295,058
Energy	50,655	—	—	50,655
Financials	1,855,233	62,674	—	1,917,907
Health Care	1,092,035	—	—	1,092,035
Industrials	53,841	—	—	53,841
Information Technology	147,421	90,806	—	238,227
Materials	148,969	—	—	148,969
Real Estate	128,276	—	—	128,276
Telecommunication Services	561,584	—	—	561,584
Utilities	137,864	—	—	137,864

Total Assets	$4,653,915	$14,462,256	$—	$19,116,171

Total Liabilities	$—	$—	$—	$—

Total	$4,653,915	$14,462,256	$—	$19,116,171

(a) A security with a market value of $184,275 transferred from Level 2 to Level 1 at the end of the period due to active trading.

There were no additional transfers between Levels 1, 2 or 3 during the year ended October 31, 2016.

The Fund held no derivatives contracts during the year ended October 31, 2016.

Investment security transactions for the year ended October 31, 2016 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$6,912,362
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$5,891,033

As of October 31, 2016, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,019,767
Aggregate gross unrealized depreciation	(1,634,633)

Net unrealized depreciation	$(614,866)

Federal income tax cost of investments	$19,731,037

See Notes to Financial Statements.

1290 FUNDS

1290 CONVERTIBLE SECURITIES FUND

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2016

ASSETS
Investments at value (Cost $19,601,020)	$19,116,171
Cash	857,467
Receivable for securities sold	209,159
Dividends, interest and other receivables	94,000
Receivable from investment adviser	4,141
Other assets	1,689

Total assets	20,282,627

LIABILITIES
Payable for securities purchased	144,444
Dividends and distributions payable	31,938
Transfer agent fees payable	2,621
Payable for Fund shares redeemed	187
Distribution fees payable – Class A	80
Distribution fees payable – Class R	41
Accrued expenses	49,602

Total liabilities	228,913

NET ASSETS	$20,053,714

Net assets were comprised of:
Paid in capital	$20,879,719
Accumulated undistributed net investment income (loss)	10,649
Accumulated undistributed net realized gain (loss) on investments	(351,805)
Net unrealized appreciation (depreciation) on investments	(484,849)

Net assets	$20,053,714

Class A
Net asset value and redemption price per share, $374,359 / 39,153 shares outstanding (unlimited amount authorized: $0.001 par value)	$9.56
Maximum sales charge (4.50% of offering price)	0.45

Maximum offering price per share	$10.01

Class I
Net asset value and redemption price per share, $19,583,649 / 2,048,343 shares outstanding (unlimited amount authorized: $0.001 par value)	$9.56

Class R
Net asset value and redemption price per share, $95,706 / 10,010 shares outstanding (unlimited amount authorized: $0.001 par value)	$9.56

STATEMENT OF OPERATIONS

For the Year Ended October 31, 2016

INVESTMENT INCOME
Interest	$266,675
Dividends	278,849

Total income	545,524

EXPENSES
Investment advisory fees	134,902
Professional fees	91,125
Registration and filing fees	41,453
Administrative fees	30,003
Transfer agent fees	28,910
Offering costs	18,618
Printing and mailing expenses	12,065
Custodian fees	4,900
Trustees’ fees	1,917
Distribution fees – Class A	720
Distribution fees – Class R	465
Miscellaneous	20,132

Gross expenses	385,210
Less: Waiver from investment adviser	(164,905)
Reimbursement from investment adviser	(16,859)

Net expenses	203,446

NET INVESTMENT INCOME (LOSS)	342,078

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	(228,393)
Net change in unrealized appreciation (depreciation) on investments	342,276

NET REALIZED AND UNREALIZED GAIN (LOSS)	113,883

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$455,961

See Notes to Financial Statements.

1290 FUNDS

1290 CONVERTIBLE SECURITIES FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31, 2016	July 6, 2015* to October 31, 2015
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$342,078	$84,968
Net realized gain (loss) on investments	(228,393)	(60,843)
Net change in unrealized appreciation (depreciation) on investments	342,276	(827,125)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	455,961	(803,000)

DIVIDENDS:
Dividends from net investment income
Class A	(5,611)	(554)
Class I	(416,007)	(79,072)
Class R	(1,584)	(245)

TOTAL DIVIDENDS:	(423,202)	(79,871)

CAPITAL SHARES TRANSACTIONS:
Class A
Capital shares sold [ 19,312 and 21,551 shares, respectively ]	180,592	211,375
Capital shares issued in reinvestment of dividends [ 421 and 24 shares, respectively ]	3,933	232
Capital shares repurchased [ (2,153) and (2) shares, respectively ]	(18,620)	(19)

Total Class A transactions	165,905	211,588

Class I
Capital shares sold [ 64,253 and 1,995,307 shares, respectively ]	589,211	19,945,930
Capital shares issued in reinvestment of dividends [ 1,062 and 28 shares, respectively ]	9,928	268
Capital shares repurchased [ (12,302) and (5) shares, respectively ]	(119,056)	(48)

Total Class I transactions	480,083	19,946,150

Class R
Capital shares sold [ 10 and 10,000 shares, respectively ]	100	100,000

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	646,088	20,257,738

TOTAL INCREASE (DECREASE) IN NET ASSETS	678,847	19,374,867
NET ASSETS:
Beginning of period	19,374,867	—

End of period (a)	$20,053,714	$19,374,867

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$10,649	$11,618

* The Fund commenced operations on July 6, 2015.

See Notes to Financial Statements.

1290 FUNDS

1290 CONVERTIBLE SECURITIES FUND

FINANCIAL HIGHLIGHTS

Class A	Year Ended October 31, 2016	July 6, 2015* to October 31, 2015
Net asset value, beginning of period	$9.56	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.14	0.03
Net realized and unrealized gain (loss) on investments	0.04	(0.44)

Total from investment operations	0.18	(0.41)

Less distributions:
Dividends from net investment income	(0.18)	(0.03)

Net asset value, end of period	$9.56	$9.56

Total return (b)	1.97%	(4.08)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$374	$206
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	1.30%	1.30%
Before waivers and reimbursements (a)	2.26%	2.09%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)	1.49%	1.09	%(l)
Before waivers and reimbursements (a)	0.52%	0.30	%(l)
Portfolio turnover rate (z)^	32%	6%

Class I	Year Ended October 31, 2016	July 6, 2015* to October 31, 2015
Net asset value, beginning of period	$9.56	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.17	0.04
Net realized and unrealized gain (loss) on investments	0.04	(0.44)

Total from investment operations	0.21	(0.40)

Less distributions:
Dividends from net investment income	(0.21)	(0.04)

Net asset value, end of period	$9.56	$9.56

Total return (b)	2.23%	(4.00)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$19,584	$19,073
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	1.05%	1.05%
Before waivers and reimbursements (a)	1.99%	1.72%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)	1.78%	1.37	%(l)
Before waivers and reimbursements (a)	0.84%	0.70	%(l)
Portfolio turnover rate (z)^	32%	6%

See Notes to Financial Statements.

1290 FUNDS

1290 CONVERTIBLE SECURITIES FUND

FINANCIAL HIGHLIGHTS (Continued)

Class R	Year Ended October 31, 2016	July 6, 2015* to October 31, 2015
Net asset value, beginning of period	$9.56	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.12	0.03
Net realized and unrealized gain (loss) on investments	0.04	(0.45)

Total from investment operations	0.16	(0.42)

Less distributions:
Dividends from net investment income	(0.16)	(0.02)

Net asset value, end of period	$9.56	$9.56

Total return (b)	1.72%	(4.16)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$96	$96
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	1.55%	1.55%
Before waivers and reimbursements (a)	2.49%	2.22%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)	1.28%	0.87	%(l)
Before waivers and reimbursements (a)	0.34%	0.20	%(l)
Portfolio turnover rate (z)^	32%	6%
*	Commencement of Operations.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

1290 DOUBLELINE DYNAMIC ALLOCATION FUND (Unaudited)

INVESTMENT ADVISER

➢	1290 Asset Managers®

INVESTMENT SUB-ADVISER

➢	DoubleLine Capital LP

PERFORMANCE RESULTS

Total Returns as of 10/31/16
		Since Incept.
Fund – Class A Shares*	without Sales Charge	5.30%
	with Sales Charge (a)	(0.47)
Fund – Class I Shares*		5.50
Fund – Class R Shares*		5.20
S&P 500 Index		7.63
Bloomberg Barclays U.S. Aggregate Bond Index		3.21
60% S&P 500 Index/ 40% Bloomberg Barclays U.S. Aggregate Bond Index		5.86
* Date of inception 3/7/16. (a) A 5.50% front-end sales charge was deducted. Returns for periods less than one year are not annualized.

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For the most current month-end performance data please call 1-888-310-0416 or visit www.1290Funds.com

The graph illustrates comparative performance for $10,000 invested in the Class I Shares of the 1290 DoubleLine Dynamic Allocation Fund and the S&P 500 Index, the Bloomberg Barclays U.S. Aggregate Bond Index and the 60% S&P 500 Index/40% Bloomberg Barclays U.S Aggregate Bond Index from 3/7/16 to 10/31/16. The performance of each of the S&P 500 Index, the Bloomberg Barclays U.S. Aggregate Bond Index and the 60% S&P 500 Index/40% Bloomberg Barclays U.S Aggregate Bond Index reflects an initial investment at the end of the month closest to the Fund’s inception. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index, the Bloomberg Barclays U.S. Aggregate Bond Index and the 60% S&P 500 Index/40% Bloomberg Barclays U.S Aggregate Bond Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends, capital gain distributions, and interest of the securities included in the benchmark.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that shareholder would pay on Fund distributions or redemption of Fund shares.

PERFORMANCE SUMMARY

The Fund’s Class I shares returned 5.50% for the period ended October 31, 2016. The Fund’s benchmarks, the S&P 500 Index, the Bloomberg Barclays U.S. Aggregate Bond Index and the 60% S&P 500 Index/40% Bloomberg Barclays U.S Aggregate Bond Index returned 7.63%, 3.21% and 5.86%, respectively over the same period.

Fund Highlights

While both the equity and fixed income allocations within the Fund outperformed their respective benchmarks, the overall Fund underperformed the blended benchmark due to asset allocation. For the majority of the period in question, the Fund was allocated 45% to equities, 55% to fixed income, compared to a benchmark allocation of 60% equities and 40% fixed income.

The fixed income portion of the Fund outperformed the Bloomberg Barclays U.S. Aggregate Bond Index’s return for the period from inception to October 31, 2016. The outperformance can largely be attributed to strong performance from non-index sectors like emerging markets fixed income and bank loans. Both sectors benefited from continued accommodative monetary policy, a recovering commodities complex, and a rally in risk assets that began in February of 2016. Other credit related sectors, such as investment grade corporate bonds and non-agency mortgage backed securities (MBS), posted positive returns as global spreads tested 52-week lows in the second and third quarters of 2016. For much of the period, the U.S. yield curve experienced flattening, with higher rates in the short end and lower rates in the intermediate and long end of the curve. As a result of the flatter yield curve, exposures to agency MBS were particularly accretive due to their relatively longer durations compared to other exposures within the fund.

The equity allocation was split in equal shares between investments in swaps to gain exposure to the Shiller Barclays Cyclically Adjusted Price-to-Earnings (CAPE) Total Return Index (the Index) and an actively managed equity portfolio. The Index sleeve outperformed the S&P 500 benchmark during the period in question. During the period the Index was exposed at various times to six sectors of the market: consumer discretionary, consumer staples, energy, healthcare, industrials and technology. All six sectors contributed positively to returns during the period. As a result, the Index sleeve returned 9.90%, ahead of the 7.63% return of the S&P 500 Index.

From the Fund’s inception through October 31, 2016, the active equities sleeve of the Fund posted a return of 7.01% versus the 7.63% return of the S&P 500 Index, falling 0.62 percentage points behind the benchmark. Nearly two-thirds of this underperformance (0.40 percentage points) resulted from the 4.9% average cash holding maintained over the time horizon — a decision motivated by our defensive outlook with regard to equity valuation levels during this time.

The balance of the underperformance was due to sector allocation, modestly offset by the positive impact of stock selection. Sector allocation, excluding the impact of our cash holding, accounted for 0.25 percentage points of the underperformance. The negative impact from sector allocation is entirely

1290 DOUBLELINE DYNAMIC ALLOCATION FUND (Unaudited)

explained by the decision to trade out of utilities and into telecommunication services names, resulting in an average 1.25% overweight in telecommunication services and a 0.96% underweight in utilities over the period, an allocation decision that cost 0.39 percentage points. Note that sector allocation, excluding this decision, was favorable to the Fund.

Stock selection was a modest positive contributor to the sleeve’s performance. This was primarily due to selection in the consumer discretionary, financials, real estate and materials sectors. Partially offsetting was selection within the consumer staples, information technology and industrials sectors, which negatively impacted performance.

Fund Characteristics As of October 31, 2016
Weighted Average Life (Years)	6.69
Weighted Average Coupon (%)	3.03
Weighted Average Effective Duration (Years)*	5.22
Weighted Average Rating**	Aa3

*   Effective duration is a measure of the price sensitivity of the Fund to interest rate movements, taking into account specific features of the securities in which it invests.

** Weighted Average Rating has been provided by the Investment Sub-Adviser. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice.

Sector Weightings as of October 31, 2016	% of Net Assets
U.S. Treasury Obligations	14.2%
Collateralized Mortgage Obligations	12.1
Mortgage-Backed Securities	7.8
Financials	7.2
Information Technology	5.5
Investment Companies	4.7
Health Care	4.3
Energy	3.6
Consumer Staples	3.4
Consumer Discretionary	3.1
Industrials	2.5
Telecommunication Services	1.9
Foreign Government Securities	1.4
Utilities	0.9
Materials	0.6
Real Estate	0.5
Cash and Other	26.3

100.0%

Holdings are subject to change without notice.

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Fund, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class A and Class R shares of the Fund), and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended October 31, 2016 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

1290 DOUBLELINE DYNAMIC ALLOCATION FUND (Unaudited)

EXAMPLE

	Beginning Account Value 5/1/16	Ending Account Value 10/31/16	Expenses Paid During Period* 5/1/16 - 10/31/16
Class A
Actual	$1,000.00	$1,031.34	$6.21
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.03	6.17
Class I
Actual	1,000.00	1,033.30	4.95
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.27	4.92
Class R
Actual	1,000.00	1,030.36	7.49
Hypothetical (5% average annual return before expenses)	1,000.00	1,017.76	7.45

*   Expenses are equal to the Fund’s Class A, I and R shares annualized expense ratios of 1.22%, 0.97% and 1.47%, respectively, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

1290 FUNDS

1290 DOUBLELINE DYNAMIC ALLOCATION FUND

PORTFOLIO OF INVESTMENTS

October 31, 2016

	Principal Amount	Value (Note 1)

LONG-TERM DEBT SECURITIES:
Collateralized Mortgage Obligations (12.1%)
FHLMC,
4.000%, 2/15/42	$1,204,851	$1,338,437
FirstKey Mortgage Trust,
Series 2014-1 A8 3.500%, 11/25/44 (l)§	560,626	570,650
FNMA,
2.000%, 8/25/42	867,382	829,045
5.199%, 5/25/43 (l)	1,263,146	1,200,661
New Residential Mortgage Loan Trust,
Series 2016-1A A1 3.750%, 3/25/56 (l)§	848,164	875,310
RALI Trust,
Series 2006-QS4 A10 6.000%, 4/25/36	959,954	820,741
Wells Fargo Mortgage Backed Securities Trust,
Series 2007-7 A1 6.000%, 6/25/37	879,199	876,449

Total Collateralized Mortgage Obligations		6,511,293

Corporate Bonds (12.1%)
Consumer Discretionary (0.6%)
Auto Components (0.1%)
Delphi Automotive plc
4.250%, 1/15/26	40,000	43,317

Automobiles (0.1%)
Ford Motor Co.
7.450%, 7/16/31	40,000	52,132

Household Durables (0.0%)
Newell Brands, Inc.
3.150%, 4/1/21	10,000	10,406

Internet & Direct Marketing Retail (0.1%)
Amazon.com, Inc.
3.800%, 12/5/24	20,000	21,913

Media (0.2%)
21st Century Fox America, Inc.
4.750%, 9/15/44	25,000	26,319
Comcast Corp.
4.200%, 8/15/34	40,000	42,866
4.400%, 8/15/35	5,000	5,479
Omnicom Group, Inc.
3.600%, 4/15/26	50,000	51,729

		126,393

Specialty Retail (0.1%)
Home Depot, Inc. (The)
3.000%, 4/1/26	50,000	51,865

Total Consumer Discretionary		306,026

Consumer Staples (1.1%)
Beverages (0.2%)
Anheuser-Busch InBev Finance, Inc.
4.900%, 2/1/46	20,000	22,828
Coca-Cola Co. (The)
1.875%, 10/27/20	5,000	5,053
1.550%, 9/1/21	35,000	34,733

PepsiCo, Inc.
3.450%, 10/6/46	$50,000	$47,250

		109,864

Food & Staples Retailing (0.1%)
CVS Health Corp.
2.875%, 6/1/26	15,000	14,885
Kroger Co. (The)
6.150%, 1/15/20	5,000	5,659
3.400%, 4/15/22	50,000	52,539

		73,083

Food Products (0.7%)
Kraft Heinz Foods Co.
2.000%, 7/2/18	50,000	50,358
Marfrig Holdings Europe BV
8.000%, 6/8/23§	200,000	206,250
Tyson Foods, Inc.
3.950%, 8/15/24	90,000	95,513

		352,121

Tobacco (0.1%)
Reynolds American, Inc.
4.000%, 6/12/22	45,000	48,403

Total Consumer Staples		583,471

Energy (2.0%)
Energy Equipment & Services (0.1%)
Schlumberger Holdings Corp.
2.350%, 12/21/18§	20,000	20,307

Oil, Gas & Consumable Fuels (1.9%)
Apache Corp.
4.750%, 4/15/43	25,000	26,123
BP Capital Markets plc
3.062%, 3/17/22	20,000	20,763
3.119%, 5/4/26	10,000	10,121
3.017%, 1/16/27	15,000	14,992
Chevron Corp.
1.561%, 5/16/19	45,000	45,120
CNOOC Finance 2015 Australia Pty. Ltd.
2.625%, 5/5/20	200,000	203,048
Cosan Overseas Ltd.
8.250%, 11/5/16 (m)(y)	100,000	99,375
Delek & Avner Tamar Bond Ltd.
4.435%, 12/30/20§	100,000	105,250
Energy Transfer Partners LP
4.750%, 1/15/26	45,000	46,369
EOG Resources, Inc.
4.150%, 1/15/26	20,000	21,566
Kinder Morgan Energy Partners LP
6.950%, 1/15/38	35,000	39,928
Occidental Petroleum Corp.
3.400%, 4/15/26	10,000	10,403
ONGC Videsh Ltd.
3.250%, 7/15/19 (m)	200,000	205,038
Petroleos Mexicanos
3.500%, 7/18/18	150,000	152,625
Phillips 66
5.875%, 5/1/42	22,000	26,680

		1,027,401

Total Energy		1,047,708

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2016

	Principal Amount	Value (Note 1)

Financials (3.8%)
Banks (1.8%)
Bank of America Corp.
2.000%, 1/11/18	$35,000	$35,308
2.503%, 10/21/22	30,000	29,926
Bank of Montreal
1.900%, 8/27/21	50,000	49,508
BB&T Corp.
2.450%, 1/15/20	40,000	40,767
2.050%, 5/10/21	30,000	30,112
Citigroup, Inc.
2.650%, 10/26/20	25,000	25,392
2.700%, 3/30/21	50,000	50,810
JPMorgan Chase & Co.
2.400%, 6/7/21	50,000	50,378
4.250%, 10/1/27	50,000	53,131
MUFG Americas Holdings Corp.
1.625%, 2/9/18	40,000	40,033
2.250%, 2/10/20	10,000	10,087
PNC Financial Services Group, Inc. (The)
3.300%, 3/8/22	50,000	52,981
Royal Bank of Canada
2.500%, 1/19/21	10,000	10,259
Sumitomo Mitsui Financial Group, Inc.
2.934%, 3/9/21	50,000	51,179
2.058%, 7/14/21	20,000	19,648
Toronto-Dominion Bank (The)
1.800%, 7/13/21	70,000	69,583
United Overseas Bank Ltd.
3.500%, 9/16/26 (l)(m)	200,000	204,317
Wells Fargo & Co.
3.550%, 9/29/25	30,000	31,183
3.000%, 4/22/26	30,000	29,877
3.000%, 10/23/26	35,000	34,811
Westpac Banking Corp.
2.600%, 11/23/20	40,000	40,868
2.000%, 8/19/21	5,000	4,979

		965,137

Capital Markets (0.4%)
Goldman Sachs Group, Inc. (The)
2.350%, 11/15/21	55,000	54,538
Morgan Stanley
2.650%, 1/27/20	25,000	25,436
2.500%, 4/21/21	15,000	15,115
3.875%, 1/27/26	30,000	31,646
3.125%, 7/27/26	20,000	19,902
S&P Global, Inc.
4.400%, 2/15/26	20,000	22,139
State Street Corp.
3.550%, 8/18/25	30,000	32,255
2.650%, 5/19/26	15,000	14,961

		215,992

Consumer Finance (0.8%)
Ally Financial, Inc.
4.125%, 3/30/20	40,000	40,552
4.250%, 4/15/21	5,000	5,032
American Express Credit Corp.
2.250%, 8/15/19	10,000	10,166
2.250%, 5/5/21	75,000	75,617

Credito Real SAB de CV SOFOM ER
7.250%, 7/20/23§	$200,000	$205,750
General Motors Financial Co., Inc.
2.400%, 5/9/19	35,000	35,091
3.200%, 7/6/21	10,000	10,057
Synchrony Financial
3.000%, 8/15/19	50,000	51,117

		433,382

Diversified Financial Services (0.6%)
National Rural Utilities Cooperative Finance Corp.
2.000%, 1/27/20	70,000	70,350
Petronas Global Sukuk Ltd.
2.707%, 3/18/20 (m)	200,000	203,140
Shell International Finance BV
1.375%, 5/10/19	55,000	54,707

		328,197

Insurance (0.2%)
Liberty Mutual Group, Inc.
6.500%, 5/1/42§	60,000	73,003
TIAA Asset Management Finance Co. LLC
2.950%, 11/1/19§	41,000	42,053

		115,056

Total Financials		2,057,764

Health Care (1.3%)
Biotechnology (0.1%)
AbbVie, Inc.
4.700%, 5/14/45	60,000	61,860
Celgene Corp.
3.875%, 8/15/25	20,000	20,976

		82,836

Health Care Equipment & Supplies (0.1%)
Zimmer Biomet Holdings, Inc.
2.700%, 4/1/20	45,000	45,754

Health Care Providers & Services (0.4%)
Anthem, Inc.
2.300%, 7/15/18	50,000	50,543
Cardinal Health, Inc.
1.950%, 6/15/18	45,000	45,258
Express Scripts Holding Co.
4.500%, 2/25/26	20,000	21,428
3.400%, 3/1/27	10,000	9,818
Laboratory Corp. of America Holdings
2.500%, 11/1/18	45,000	45,803
4.700%, 2/1/45	45,000	47,520

		220,370

Life Sciences Tools & Services (0.1%)
Thermo Fisher Scientific, Inc.
3.300%, 2/15/22	60,000	62,532

Pharmaceuticals (0.6%)
Actavis Funding SCS
2.350%, 3/12/18	65,000	65,591
AstraZeneca plc
2.375%, 11/16/20	25,000	25,510
Eli Lilly & Co.
3.700%, 3/1/45	40,000	41,242

See Notes to Financial Statements.

1290 FUNDS

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PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2016

	Principal Amount	Value (Note 1)

Mylan NV
3.150%, 6/15/21§	$45,000	$45,616
Shire Acquisitions Investments Ireland DAC
2.875%, 9/23/23	50,000	49,225
Teva Pharmaceutical Finance Co. BV
2.950%, 12/18/22	65,000	65,569
Teva Pharmaceutical Finance Netherlands III BV
2.800%, 7/21/23	15,000	14,721

		307,474

Total Health Care		718,966

Industrials (0.7%)
Aerospace & Defense (0.1%)
Boeing Co. (The)
6.875%, 3/15/39	21,000	30,780
Lockheed Martin Corp.
4.700%, 5/15/46	45,000	51,025

		81,805

Air Freight & Logistics (0.1%)
FedEx Corp.
4.750%, 11/15/45	45,000	48,919

Commercial Services & Supplies (0.1%)
Waste Management, Inc.
4.100%, 3/1/45	35,000	37,026

Road & Rail (0.2%)
Burlington Northern Santa Fe LLC
4.550%, 9/1/44	40,000	44,233
CSX Corp.
3.800%, 11/1/46	50,000	48,335

		92,568

Trading Companies & Distributors (0.1%)
Air Lease Corp.
3.750%, 2/1/22	45,000	47,194

Transportation Infrastructure (0.1%)
ENA Norte Trust
4.950%, 4/25/28	64,778	66,721

Total Industrials		374,233

Information Technology (0.6%)
Communications Equipment (0.1%)
Cisco Systems, Inc.
1.850%, 9/20/21	50,000	49,844

IT Services (0.0%)
Fidelity National Information Services, Inc.
3.625%, 10/15/20	30,000	31,678

Semiconductors & Semiconductor Equipment (0.1%)
Intel Corp.
4.100%, 5/19/46	20,000	20,641
NVIDIA Corp.
3.200%, 9/16/26	15,000	15,007

		35,648

Software (0.4%)
Microsoft Corp.
4.450%, 11/3/45	45,000	49,196
Oracle Corp.
2.250%, 10/8/19	45,000	46,002
1.900%, 9/15/21	50,000	49,752
4.125%, 5/15/45	50,000	50,221

		195,171

Technology Hardware, Storage & Peripherals (0.0%)
Hewlett Packard Enterprise Co.
3.850%, 10/15/20§	$30,000	$31,489

Total Information Technology		343,830

Materials (0.2%)
Containers & Packaging (0.0%)
International Paper Co.
3.000%, 2/15/27	25,000	24,679

Paper & Forest Products (0.2%)
Georgia-Pacific LLC
3.600%, 3/1/25§	95,000	99,657

Total Materials		124,336

Real Estate (0.2%)
Equity Real Estate Investment Trusts (REITs) (0.2%)
Boston Properties LP
4.125%, 5/15/21	45,000	48,771
Simon Property Group LP
3.300%, 1/15/26	45,000	47,103

Total Real Estate		95,874

Telecommunication Services (0.7%)
Diversified Telecommunication Services (0.4%)
British Telecommunications plc
5.950%, 1/15/18	100,000	105,291
Orange SA
2.750%, 2/6/19	45,000	46,039
Verizon Communications, Inc.
4.400%, 11/1/34	90,000	91,008

		242,338

Wireless Telecommunication Services (0.3%)
Digicel Group Ltd.
7.125%, 4/1/22	200,000	157,940

Total Telecommunication Services		400,278

Utilities (0.9%)
Electric Utilities (0.7%)
AES Andres BV
7.950%, 5/11/26§	200,000	212,500
Duke Energy Corp.
3.750%, 9/1/46	15,000	14,187
Duke Energy Progress LLC
4.150%, 12/1/44	45,000	46,841
Exelon Corp.
3.400%, 4/15/26	25,000	25,826
Fortis, Inc.
2.100%, 10/4/21§	15,000	14,913
Southern Co. (The)
2.450%, 9/1/18	75,000	76,337

		390,604

Multi-Utilities (0.2%)
Berkshire Hathaway Energy Co.
6.500%, 9/15/37	70,000	95,264

Total Utilities		485,868

Total Corporate Bonds		6,538,354

Foreign Government Securities (1.4%)
Banco de Costa Rica
5.250%, 8/12/18	200,000	204,000

See Notes to Financial Statements.

1290 FUNDS

1290 DOUBLELINE DYNAMIC ALLOCATION FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2016

	Principal Amount	Value (Note 1)

Instituto Costarricense de Electricidad
6.950%, 11/10/21 (m)	$200,000	$211,500
Petroleos Mexicanos
6.750%, 9/21/47§	50,000	49,500
State of Qatar
2.375%, 6/2/21 (m)	200,000	200,750
United Mexican States
4.000%, 10/2/23	80,000	83,920

Total Foreign Government Securities		749,670

Mortgage-Backed Securities (7.8%)
FHLMC
3.000%, 3/1/46	927,098	955,056
3.500%, 5/1/46	954,832	986,163
3.000%, 9/1/46	794,135	817,958
FNMA
3.500%, 7/1/42	509,825	542,565
3.000%, 9/1/46	893,373	920,314

Total Mortgage-Backed Securities		4,222,056

U.S. Treasury Obligations (14.2%)
U.S. Treasury Bonds
2.750%, 11/15/42	80,000	83,050
1.000%, 2/15/46 TIPS	640,395	689,700
U.S. Treasury Notes
0.500%, 11/30/16	350,000	350,056
0.500%, 1/31/17	610,000	610,203
1.000%, 2/15/18	760,000	762,375
2.000%, 11/30/20	970,000	999,773
2.125%, 1/31/21	470,000	486,808
2.250%, 3/31/21	1,010,000	1,051,722
0.125%, 4/15/21 TIPS	233,733	238,462
1.750%, 3/31/22	450,000	457,462
1.500%, 3/31/23	440,000	438,161
2.125%, 5/15/25	110,000	113,104
0.125%, 7/15/26 TIPS	1,396,672	1,400,273

Total U.S. Treasury Obligations		7,681,149

Total Long-Term Debt Securities (47.6%) (Cost $25,475,320)		25,702,522

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (2.5%)
Hotels, Restaurants & Leisure (0.6%)
McDonald’s Corp.	1,473	165,815
Starbucks Corp.	3,195	169,559

		335,374

Internet & Direct Marketing Retail (0.5%)
Amazon.com, Inc.*	337	266,169

Media (1.4%)
Comcast Corp., Class A	4,850	299,827
Discovery Communications, Inc., Class A*	7,911	206,556
Twenty-First Century Fox, Inc., Class A	9,428	247,674

		754,057

Total Consumer Discretionary		1,355,600

Consumer Staples (2.3%)
Food & Staples Retailing (1.3%)
CVS Health Corp.	2,775	$233,377
Kroger Co. (The)	7,871	243,844
Wal-Mart Stores, Inc.	3,408	238,628

		715,849

Household Products (0.5%)
Procter & Gamble Co. (The)	2,956	256,581

Tobacco (0.5%)
Philip Morris International, Inc.	2,448	236,085

Total Consumer Staples		1,208,515

Energy (1.6%)
Energy Equipment & Services (0.4%)
Schlumberger Ltd.	2,297	179,694

Oil, Gas & Consumable Fuels (1.2%)
Apache Corp.	2,463	146,499
Exxon Mobil Corp.	4,124	343,612
Pioneer Natural Resources Co.	892	159,686

		649,797

Total Energy		829,491

Financials (3.4%)
Banks (1.2%)
Citigroup, Inc.	7,005	344,296
Wells Fargo & Co.	7,217	332,054

		676,350

Capital Markets (0.3%)
Intercontinental Exchange, Inc.	657	177,646

Consumer Finance (0.5%)
Capital One Financial Corp.	3,821	282,907

Diversified Financial Services (0.5%)
Leucadia National Corp.	13,125	245,043

Insurance (0.5%)
Chubb Ltd.	1,984	251,968

Mortgage Real Estate Investment Trusts (REITs) (0.4%)
Annaly Capital Management, Inc. (REIT)	19,969	206,879

Total Financials		1,840,793

Health Care (3.0%)
Biotechnology (0.9%)
Amgen, Inc.	1,762	248,724
Biogen, Inc.*	433	121,318
Gilead Sciences, Inc.	1,309	96,382

		466,424

Health Care Equipment & Supplies (1.0%)
Abbott Laboratories	6,585	258,395
Medtronic plc	3,405	279,278

		537,673

Health Care Providers & Services (0.4%)
Cigna Corp.	1,862	221,261

Life Sciences Tools & Services (0.3%)
Thermo Fisher Scientific, Inc.	1,251	183,935

Pharmaceuticals (0.4%)
Johnson & Johnson	1,796	208,318

Total Health Care		1,617,611

See Notes to Financial Statements.

1290 FUNDS

1290 DOUBLELINE DYNAMIC ALLOCATION FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2016

	Number of Shares	Value (Note 1)

Industrials (1.8%)
Airlines (0.2%)
Southwest Airlines Co.	2,229	$89,271

Electrical Equipment (0.5%)
Eaton Corp. plc	4,434	282,756

Industrial Conglomerates (0.7%)
General Electric Co.	13,266	386,041

Trading Companies & Distributors (0.4%)
MSC Industrial Direct Co., Inc., Class A	2,767	201,438

Total Industrials		959,506

Information Technology (4.9%)
Communications Equipment (0.1%)
Telefonaktiebolaget LM Ericsson (ADR)	11,060	53,862

Internet Software & Services (1.2%)
Alphabet, Inc., Class A*	432	349,877
Facebook, Inc., Class A*	2,116	277,175

		627,052

IT Services (1.2%)
Cognizant Technology Solutions Corp., Class A*	2,954	151,688
Leidos Holdings, Inc.	2,331	96,899
PayPal Holdings, Inc.*	5,342	222,548
Visa, Inc., Class A	2,392	197,364

		668,499

Semiconductors & Semiconductor Equipment (0.5%)
Intel Corp.	8,351	291,199

Software (1.3%)
Dell Technologies, Inc. – VMware, Inc., Class V*	2,742	134,605
Microsoft Corp.	6,186	370,665
Oracle Corp.	5,247	201,590

		706,860

Technology Hardware, Storage & Peripherals (0.6%)
Apple, Inc.	2,748	312,008

Total Information Technology		2,659,480

Materials (0.4%)
Containers & Packaging (0.4%)
International Paper Co.	5,155	232,130

Total Materials		232,130

Real Estate (0.3%)
Equity Real Estate Investment Trusts (REITs) (0.3%)
Ventas, Inc. (REIT)	2,381	161,313

Total Real Estate		161,313

Telecommunication Services (1.2%)
Diversified Telecommunication Services (1.2%)
AT&T, Inc.	8,339	306,792
Verizon Communications, Inc.	7,168	344,781

		651,573

Total Telecommunication Services		651,573

Total Common Stocks (21.4%) (Cost $11,162,960)		11,516,012

Investment Companies (4.7%)
DoubleLine Floating Rate Fund‡	180,041	$1,780,607
DoubleLine Global Bond Fund‡	74,573	774,063

Total Investment Companies (Cost $2,525,000)		2,554,670

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENT:
U.S. Treasury Obligations (16.7%)
U.S. Treasury Bills
0.26%, 1/5/17 (p)	$3,000,000	2,998,592
0.35%, 3/2/17 (p)	3,000,000	2,996,472
0.50%, 6/22/17 (p)	3,000,000	2,990,196

Total U.S. Treasury Obligations		8,985,260

Total Short-Term Investment (16.7%) (Cost $8,982,540)		8,985,260

Total Investments (90.4%) (Cost $48,145,820)		48,758,464
Other Assets Less Liabilities (9.6%)		5,181,422

Net Assets (100%)		$53,939,886

*	Non-income producing.
‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.
§	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At October 31, 2016, the market value of these securities amounted to $2,552,248 or 4.7% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.
(l)	Floating Rate Security. Rate disclosed is as of October 31, 2016.
(m)	Regulation S is an exemption for securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933. At October 31, 2016, the market value of these securities amounted to $1,124,120 or 2.1% of net assets.
(p)	Yield to maturity.
(y)	Securities are perpetual and, thus, do not have a predetermined maturity date. The coupon rate for these securities are fixed for a period of time and may be structured to adjust thereafter. The date shown, if applicable, reflects the next call date. The coupon rate shown is the rate in effect as of October 31, 2016.

Glossary:

ADR	— American Depositary Receipt
FHLMC	— Federal Home Loan Mortgage Corp.
FNMA	— Federal National Mortgage Association
TIPS	— Treasury Inflation Protected Security

See Notes to Financial Statements.

1290 FUNDS

1290 DOUBLELINE DYNAMIC ALLOCATION FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2016

Investments in companies which were affiliates for the period ended October 31, 2016, were as follows:

Securities	Value March 7, 2016	Purchases at Cost	Sales at Cost	Value October 31, 2016	Dividend Income	Realized Gain (Loss)†
DoubleLine Floating Rate Fund	$—	$1,750,000	$—	$1,780,607	$37,328	$—
DoubleLine Global Bond Fund	—	775,000	—	774,063	2,205	—

	$—	$2,525,000	$—	$2,554,670	$39,533	$—

†	When applicable, realized gain includes net distributions of realized gain received from underlying funds.

Total Return Swaps

Swap Counterparty	Payments Made by the Fund	Payments Received by the Fund	Maturity Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Barclays Bank plc	0.400%	Shiller Barclays CAPE US Sector II ER USD Index	4/3/17	$10,000,000	$924,925
Barclays Bank plc	0.470%	Shiller Barclays CAPE US Sector ER USD Index	11/15/16	2,200,000	(68,909)

					$856,016

Glossary:

CAPE	— Cyclically Adjusted Price Earnings

The following is a summary of the inputs used to value the Fund’s assets and liabilities carried at fair value as of October 31, 2016:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Fund’s own assumptions in determining the fair value of investments)	Total
Assets:
Collateralized Mortgage Obligations	$—	$6,511,293	$—	$6,511,293
Common Stocks
Consumer Discretionary	1,355,600	—	—	1,355,600
Consumer Staples	1,208,515	—	—	1,208,515
Energy	829,491	—	—	829,491
Financials	1,840,793	—	—	1,840,793
Health Care	1,617,611	—	—	1,617,611
Industrials	959,506	—	—	959,506
Information Technology	2,659,480	—	—	2,659,480
Materials	232,130	—	—	232,130
Real Estate	161,313	—	—	161,313
Telecommunication Services	651,573	—	—	651,573

See Notes to Financial Statements.

1290 FUNDS

1290 DOUBLELINE DYNAMIC ALLOCATION FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2016

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Fund’s own assumptions in determining the fair value of investments)	Total
Corporate Bonds
Consumer Discretionary	$—	$306,026	$—	$306,026
Consumer Staples	—	583,471	—	583,471
Energy	—	1,047,708	—	1,047,708
Financials	—	2,057,764	—	2,057,764
Health Care	—	718,966	—	718,966
Industrials	—	374,233	—	374,233
Information Technology	—	343,830	—	343,830
Materials	—	124,336	—	124,336
Real Estate	—	95,874	—	95,874
Telecommunication Services	—	400,278	—	400,278
Utilities	—	485,868	—	485,868
Foreign Government Securities	—	749,670	—	749,670
Investment Companies
Investment Companies	2,554,670	—	—	2,554,670
Mortgage-Backed Securities	—	4,222,056	—	4,222,056
Short-Term Investments
U.S. Treasury Obligations	—	8,985,260	—	8,985,260
Total Return Swaps	—	924,925	—	924,925
U.S. Treasury Obligations	—	7,681,149	—	7,681,149

Total Assets	$14,070,682	$35,612,707	$—	$49,683,389

Liabilities:
Total Return Swaps	$—	$(68,909)	$—	$(68,909)

Total Liabilities	$—	$(68,909)	$—	$(68,909)

Total	$14,070,682	$35,543,798	$—	$49,614,480

There were no transfers between Levels 1, 2 or 3 during the period ended October 31, 2016.

Fair Values of Derivative Instruments as of October 31, 2016:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Asset Derivatives	Fair Value
Equity contracts	Receivables, Net assets – Unrealized appreciation	$924,925

	Liability Derivatives
Equity contracts	Payables, Net assets – Unrealized depreciation	$(68,909)

See Notes to Financial Statements.

1290 FUNDS

1290 DOUBLELINE DYNAMIC ALLOCATION FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2016

The Effect of Derivative Instruments on the Statement of Operations for the period ended October 31, 2016:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Swaps	Total
Equity contracts	$253,186	$253,186

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Swaps	Total
Equity contracts	$856,016	$856,016

^ The Fund held swap contracts as a substitute for investing in conventional securities.

The Fund held swap contracts with an average notional value of approximately $11,843,000 for 7 months during the period ended October 31, 2016.

The following table presents the Fund’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Fund as of October 31, 2016:

Counterparty	Gross Amount of Derivative Assets Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Received	Net Amount Due from Counterparty
Barclays Bank plc . . . . . . . . . . . . . . . . . . .	$924,925	$(68,909)	$(856,016)	$—

Counterparty	Gross Amount of Derivative Liabilities Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Received	Net Amount Due from Counterparty
Barclays Bank plc . . . . . . . . . . . . . . . . . . .	$68,909	$(68,909)	$—	$—

(a)	For financial reporting purposes the Fund does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statement of Assets and Liabilities.

Investment security transactions for the period ended October 31, 2016 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$42,757,653
Long-term U.S. government debt securities	16,337,805

$59,095,458

Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$11,805,047
Long-term U.S. government debt securities	9,701,166

$21,506,213

As of October 31, 2016, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$965,963
Aggregate gross unrealized depreciation	(346,775)

Net unrealized appreciation	$619,188

Federal income tax cost of investments	$48,139,276

See Notes to Financial Statements.

1290 FUNDS

1290 DOUBLELINE DYNAMIC ALLOCATION FUND

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2016

ASSETS
Investments at value:
Affiliated Issuers (Cost $2,525,000)	$2,554,670
Unaffiliated Issuers (Cost $45,620,820)	46,203,794
Cash	5,062,451
Market value on OTC swap contracts	924,925
Dividends, interest and other receivables	146,003
Receivable for securities sold	83,924
Deferred offering cost	23,308
Receivable for Fund shares sold	15,119
Receivable from investment adviser	9,961

Total assets	55,024,155

LIABILITIES
Payable for return of collateral on swaps	930,000
Market value on OTC swap contracts	68,909
Payable for securities purchased	10,494
Transfer agent fees payable	1,357
Trustees’ fees payable	374
Distribution fees payable – Class A	70
Distribution fees payable – Class R	45
Accrued expenses	73,020

Total liabilities	1,084,269

NET ASSETS	$53,939,886

Net assets were comprised of:
Paid in capital	$51,169,588
Accumulated undistributed net investment income (loss)	434,938
Accumulated undistributed net realized gain (loss) on investments and swaps	866,700
Net unrealized appreciation (depreciation) on investments and swaps	1,468,660

Net assets	$53,939,886

Class A
Net asset value and redemption price per share, $356,392 / 33,838 shares outstanding (unlimited amount authorized: $0.001 par value)	$10.53
Maximum sales charge (5.50% of offering price)	0.61

Maximum offering price per share	$11.14

Class I
Net asset value and redemption price per share, $53,478,237 / 5,068,980 shares outstanding (unlimited amount authorized: $0.001 par value)	$10.55

Class R
Net asset value and redemption price per share, $105,257 / 10,009 shares outstanding (unlimited amount authorized: $0.001 par value)	$10.52

STATEMENT OF OPERATIONS

For the Period Ended October 31, 2016*

INVESTMENT INCOME
Interest	$501,976
Dividends ($39,533 of dividend income received from affiliates)	216,529

Total income	718,505

EXPENSES
Investment advisory fees	257,267
Professional fees	97,474
Administrative fees	51,454
Offering costs	43,678
Printing and mailing expenses	38,958
Registration and filing fees	19,895
Transfer agent fees	16,310
Custodian fees	5,600
Trustees’ fees	2,980
Distribution fees – Class A	363
Distribution fees – Class R	339
Miscellaneous	16,298

Gross expenses	550,616
Less: Waiver from investment adviser	(206,816)
Reimbursement from sub-adviser	(10,519)

Net expenses	333,281

NET INVESTMENT INCOME (LOSS)	385,224

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments	646,147
Swaps	253,186

Net realized gain (loss)	899,333

Change in unrealized appreciation (depreciation) on:
Investments ($29,670 of change in unrealized appreciation (depreciation) from affiliates)	612,644
Swaps	856,016

Net change in unrealized appreciation (depreciation)	1,468,660

NET REALIZED AND UNREALIZED GAIN (LOSS)	2,367,993

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$2,753,217

*	The Fund commenced operations on March 7, 2016.

See Notes to Financial Statements.

1290 FUNDS

1290 DOUBLELINE DYNAMIC ALLOCATION FUND

STATEMENT OF CHANGES IN NET ASSETS

March 7, 2016* to October 31, 2016
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$385,224
Net realized gain (loss) on investments and swaps	899,333
Net change in unrealized appreciation (depreciation) on investments and swaps	1,468,660

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	2,753,217

CAPITAL SHARES TRANSACTIONS:
Class A
Capital shares sold [ 34,035 shares ]	351,466
Capital shares repurchased [ (197) shares ]	(2,108)

Total Class A transactions	349,358

Class I
Capital shares sold [ 5,068,980 shares ]	50,737,212

Total Class I transactions	50,737,212

Class R
Capital shares sold [ 10,009 shares ]	100,099

Total Class R transactions	100,099

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	51,186,669

TOTAL INCREASE (DECREASE) IN NET ASSETS	53,939,886
NET ASSETS:
Beginning of period	—

End of period (a)	$53,939,886

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$434,938

* The Fund commenced operations on March 7, 2016.

See Notes to Financial Statements.

1290 FUNDS

1290 DOUBLELINE DYNAMIC ALLOCATION FUND

FINANCIAL HIGHLIGHTS

Class A	March 7, 2016* to October 31, 2016
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.06
Net realized and unrealized gain (loss) on investments and swaps	0.47

Total from investment operations	0.53

Net asset value, end of period	$10.53

Total return (b)	5.30%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$356
Ratio of expenses to average net assets:
After waivers (a)(f)	1.22%
Before waivers (a)(f)	1.85%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)	0.89	%(l)
Before waivers (a)(f)	0.26	%(l)
Portfolio turnover rate (z)^	56%

Class I	March 7, 2016* to October 31, 2016
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.08
Net realized and unrealized gain (loss) on investments and swaps	0.47

Total from investment operations	0.55

Net asset value, end of period	$10.55

Total return (b)	5.50%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$53,478
Ratio of expenses to average net assets:
After waivers (a)(f)	0.97%
Before waivers (a)(f)	1.55%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)	1.12	%(l)
Before waivers (a)(f)	0.55	%(l)
Portfolio turnover rate (z)^	56%

See Notes to Financial Statements.

1290 FUNDS

1290 DOUBLELINE DYNAMIC ALLOCATION FUND

FINANCIAL HIGHLIGHTS (Continued)

Class R	March 7, 2016* to October 31, 2016
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.04
Net realized and unrealized gain (loss) on investments and swaps	0.48

Total from investment operations	0.52

Net asset value, end of period	$10.52

Total return (b)	5.20%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$105
Ratio of expenses to average net assets:
After waivers (a)(f)	1.47%
Before waivers (a)(f)	2.05%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)	0.62	%(l)
Before waivers (a)(f)	0.05	%(l)
Portfolio turnover rate (z)^	56%
*	Commencement of Operations.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”).
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

1290 GAMCO SMALL/MID CAP VALUE FUND (Unaudited)

INVESTMENT ADVISER

➢	1290 Asset Managers®

INVESTMENT SUB-ADVISER

➢	GAMCO Asset Management, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 10/31/16
		1 Year	Since Incept.
Fund – Class A Shares*	without Sales Charge	3.08%	3.19%
	with Sales Charge (a)	(2.62)	0.28
Fund – Class C Shares*†	without Sales Charge	3.34	3.44
	with Sales Charge	2.34 (b)	3.44
Fund – Class I Shares*		3.34	3.44
Fund – Class R Shares*		2.77	2.92
Russell 2500™ Value Index		7.78	2.85

*    Date of inception 11/12/14.

†    Class C Shares currently are not offered for sale.

(a) A 5.50% front end sales charge was deducted.

(b) A 1.00% sales charge was deducted.

      Returns for periods greater than one year are annualized.

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For the most current month-end performance data please call 1-888-310-0416 or visit www.1290Funds.com

The graph illustrates comparative performance for $10,000 invested in the Class I Shares of the 1290 GAMCO Small/Mid Cap Value Fund and the Russell 2500TM Value Index from 11/12/14 to 10/31/16. The performance of the Russell 2500TM Value Index reflects an initial investment at the end of the month closest to the Fund’s inception. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 2500TM Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends, capital gain distributions, and interest of the securities included in the benchmark.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that shareholder would pay on Fund distributions or redemption of Fund shares.

PERFORMANCE SUMMARY

The Fund’s Class I shares returned 3.34% for the year ended October 31, 2016. The Fund’s benchmark, the Russell 2500TM Value Index, returned 7.78% over the same year.

Fund Overview — GAMCO Asset Management, Inc.

We buy businesses we believe are selling at a discount to their Private Market Value (the price an informed industrialist would pay for the entire company), with a catalyst in place that could potentially surface values. Our philosophy and process focuses on fundamental company research and individual stock selection. The Fund is significantly different than its benchmark index, and performance will often not closely track it.

The Fund underperformed the Russell 2500TM Value Index for the year ended October 31, 2016, though the Fund slightly outpaced the index in the last few months. Lower weightings in financials and information technology contributed to the difference in performance.

Fund Highlights

What helped performance during the period?

•

Fuel and convenience store retailer CST Brands, Inc., which was spun off from Valero Energy Corp. in 2013, will be acquired by Alimentation Couche-Tard, Inc. for $48.35 per share, a 40% premium to the Fund’s average cost per share.

•	Germany based specialty chemicals company LANXESS AG announced that it would buy its U.S. competitor Chemtura Corp. for $33.50 per share in cash, a 30%+ premium.

•	Aircraft components supplier B/E Aerospace, Inc. announced in late October that it would be acquired by Rockwell Collins, Inc. for $62 in a combination of $34.10 cash and stock.

•	Navistar International Corp. nearly doubled as Volkswagen announced it is buying a 16.6% stake in the company to enter the U.S. truck market.

What hurt performance during the period?

•	Hertz Global Holdings, Inc. declined on continuing concerns regarding rental car industry pricing, driven by historical excess fleeting as well as a softer forecast for European travel volumes.

•

Millicom International Cellular SA was down for the period as revenue trends have been pressured by strong macroeconomic headwinds and currency depreciation against the U.S. dollar in many of its markets, though the company continues to transform its business, with focus on building out its cable footprint and monetizing mobile data in Latin America.

•	Diebold, Inc., which recently merged with German competitor Wincor Nixdorf, declined on lower demand for their hardware despite strength in their ATM servicing business.

•	Edgewell Personal Care Co. was down slightly as increased competition from branded peers and shave clubs tightened margins in the shaving market.

1290 GAMCO SMALL/MID CAP VALUE FUND (Unaudited)

Sector Weightings as of October 31, 2016	% of Net Assets
Industrials	27.7%
Consumer Discretionary	18.2
Consumer Staples	10.8
Materials	10.2
Information Technology	7.2
Utilities	5.3
Financials	5.2
Investment Company	3.4
Health Care	3.4
Real Estate	2.6
Telecommunication Services	2.4
Energy	0.8
Cash and Other	2.8

100.0%

Holdings are subject to change without notice.

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Fund, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class A, Class C and Class R shares of the Fund), and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended October 31, 2016 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 5/1/16	Ending Account Value 10/31/16	Expenses Paid During Period* 5/1/16 - 10/31/16
Class A
Actual	$1,000.00	$1,008.83	$6.82
Hypothetical (5% average annual return before expenses)	1,000.00	1,018.35	6.85
Class C**
Actual	1,000.00	1,009.80	5.56
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.61	5.58
Class I
Actual	1,000.00	1,009.80	5.56
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.61	5.58
Class R
Actual	1,000.00	1,006.89	8.07
Hypothetical (5% average annual return before expenses)	1,000.00	1,017.09	8.11

*   Expenses are equal to the Fund’s Class A, C, I and R shares annualized expense ratios of 1.35%, 1.10%, 1.10% and 1.60%, respectively, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

** Class C shares currently are not offered for sale.

1290 FUNDS

1290 GAMCO SMALL/MID CAP VALUE FUND

PORTFOLIO OF INVESTMENTS

October 31, 2016

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (18.2%)
Auto Components (5.0%)
Brembo SpA	500	$30,902
Dana, Inc.	10,500	162,540
Federal-Mogul Holdings Corp.*	14,000	129,640
Superior Industries International, Inc.	800	19,600

		342,682

Diversified Consumer Services (0.1%)
Universal Technical Institute, Inc.	4,000	6,080

Hotels, Restaurants & Leisure (0.8%)
Cheesecake Factory, Inc. (The)	1,000	53,190

Household Durables (2.5%)
Bassett Furniture Industries, Inc.	2,800	64,260
Hunter Douglas NV	2,000	106,734

		170,994

Internet & Direct Marketing Retail (0.3%)
Lands’ End, Inc.*	1,200	18,720

Media (6.4%)
Clear Channel Outdoor Holdings, Inc., Class A	4,000	23,000
EW Scripps Co. (The), Class A*	7,000	92,820
Interpublic Group of Cos., Inc. (The)	1,500	33,585
Liberty Media Corp.-Liberty Braves, Class C*	3,004	50,077
Loral Space & Communications, Inc.*	500	19,400
Madison Square Garden Co. (The), Class A*	551	91,185
Meredith Corp.	400	18,140
MSG Networks, Inc., Class A*	5,000	95,499
Salem Media Group, Inc.	5,008	27,294

		451,000

Multiline Retail (0.2%)
JC Penney Co., Inc.*	2,000	17,180

Specialty Retail (2.9%)
Aaron’s, Inc.	1,400	34,594
CST Brands, Inc.	3,400	163,268

		197,862

Total Consumer Discretionary		1,257,708

Consumer Staples (10.8%)
Beverages (2.6%)
Cott Corp.	3,000	39,330
Davide Campari-Milano SpA	2,000	20,144
National Beverage Corp.*	1,800	85,032
Remy Cointreau SA	400	32,449

		176,955

Food & Staples Retailing (0.6%)
Ingles Markets, Inc., Class A	1,000	39,500

Food Products (4.8%)
Maple Leaf Foods, Inc.	3,500	79,717
Snyder’s-Lance, Inc.	2,000	71,140

WhiteWave Foods Co. (The)*	3,400	$185,267

		336,124

Household Products (0.1%)
Energizer Holdings, Inc.	200	9,302

Personal Products (2.7%)
Avon Products, Inc.	10,000	65,500
Edgewell Personal Care Co.*	1,600	120,640

		186,140

Total Consumer Staples		748,021

Energy (0.8%)
Energy Equipment & Services (0.8%)
Weatherford International plc*	11,000	53,020

Total Energy		53,020

Financials (5.2%)
Banks (2.4%)
FCB Financial Holdings, Inc., Class A*	3,000	111,900
Flushing Financial Corp.	2,400	51,408

		163,308

Capital Markets (1.9%)
Cohen & Steers, Inc.	1,200	44,616
Janus Capital Group, Inc.	2,000	25,640
Waddell & Reed Financial, Inc., Class A	4,000	62,880

		133,136

Insurance (0.9%)
National Interstate Corp.	2,000	64,800

Total Financials		361,244

Health Care (3.4%)
Biotechnology (0.8%)
Cepheid*	1,000	52,900

Health Care Equipment & Supplies (2.0%)
Alere, Inc.*	1,000	44,680
EndoChoice Holdings, Inc.*	4,000	31,800
Integer Holdings Corp.*	2,800	61,740

		138,220

Health Care Providers & Services (0.6%)
Patterson Cos., Inc.	1,000	42,710

Total Health Care		233,830

Industrials (27.7%)
Aerospace & Defense (2.4%)
B/E Aerospace, Inc.	1,400	83,328
Textron, Inc.	2,000	80,160

		163,488

Commercial Services & Supplies (0.6%)
Brink’s Co. (The)	1,000	39,550

Construction & Engineering (0.4%)
Layne Christensen Co.*	3,000	25,710

Machinery (16.9%)
Eastern Co. (The)	5,800	114,260
EnPro Industries, Inc.	3,000	162,360

See Notes to Financial Statements.

1290 FUNDS

1290 GAMCO SMALL/MID CAP VALUE FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2016

	Number of Shares	Value (Note 1)

Federal Signal Corp.	4,500	$55,260
Graco, Inc.	2,000	149,800
ITT, Inc.	800	28,176
Mueller Industries, Inc.	5,800	175,682
Mueller Water Products, Inc., Class A	5,000	61,600
Navistar International Corp.*	10,000	223,000
Trinity Industries, Inc.	4,000	85,400
Twin Disc, Inc.	4,000	43,240
Xylem, Inc.	1,500	72,495

		1,171,273

Road & Rail (1.8%)
Hertz Global Holdings, Inc.*	3,000	99,450
Providence and Worcester Railroad Co.	1,000	24,990

		124,440

Trading Companies & Distributors (5.6%)
GATX Corp.	1,300	56,901
Herc Holdings, Inc.*	7,500	225,675
Kaman Corp.	1,500	65,490
United Rentals, Inc.*	500	37,830

		385,896

Total Industrials		1,910,357

Information Technology (7.2%)
Communications Equipment (0.6%)
Communications Systems, Inc.	4,000	17,480
EchoStar Corp., Class A*	500	23,370

		40,850

Electronic Equipment, Instruments & Components (0.8%)
Rofin-Sinar Technologies, Inc.*	1,800	58,590

Internet Software & Services (1.3%)
Gogo, Inc.*	6,000	60,660
Internap Corp.*	24,000	30,000

		90,660

Semiconductors & Semiconductor Equipment (0.4%)
Sevcon, Inc.*	3,000	26,430

Software (2.7%)
Fleetmatics Group plc*	3,000	179,700

Technology Hardware, Storage & Peripherals (1.4%)
Diebold, Inc.	4,500	98,100

Total Information Technology		494,330

Materials (10.2%)
Chemicals (6.6%)
Ashland Global Holdings, Inc.	400	44,692
Chemtura Corp.*	2,800	91,840
Chr Hansen Holding A/S	1,000	59,890
Hawkins, Inc.	500	20,175
International Flavors & Fragrances, Inc.	100	13,078
Tredegar Corp.	4,000	74,000
Valspar Corp. (The)	1,400	139,440
Valvoline, Inc.*	500	10,200

		453,315

Containers & Packaging (1.4%)
Myers Industries, Inc.	8,000	$96,400

Metals & Mining (2.2%)
Ampco-Pittsburgh Corp.	3,400	36,720
Freeport-McMoRan, Inc.*	6,500	72,670
Materion Corp.	1,500	45,450

		154,840

Total Materials		704,555

Real Estate (2.6%)
Equity Real Estate Investment Trusts (REITs) (2.6%)
Ryman Hospitality Properties, Inc. (REIT)	1,700	85,714
Seritage Growth Properties (REIT), Class A	2,000	91,100

Total Real Estate		176,814

Telecommunication Services (2.4%)
Wireless Telecommunication Services (2.4%)
Millicom International Cellular SA	1,500	65,971
Millicom International Cellular SA (SDR)	1,500	65,948
United States Cellular Corp.*	1,000	35,050

Total Telecommunication Services		166,969

Utilities (5.3%)
Electric Utilities (4.4%)
El Paso Electric Co.	200	9,240
Empire District Electric Co. (The)	7,000	239,610
Westar Energy, Inc.	1,000	57,320

		306,170

Gas Utilities (0.9%)
National Fuel Gas Co.	1,200	62,856

Total Utilities		369,026

Total Common Stocks (93.8%) (Cost $6,292,826)		6,475,874

CONVERTIBLE PREFERRED STOCK:
Health Care (0.0%)
Health Care Providers & Services (0.0%)
BioScrip, Inc. 0.000%*†	4	238

Total Convertible Preferred Stock (0.0%) (Cost $400)		238

	Number of Warrants	Value (Note 1)
WARRANTS:
Health Care (0.0%)
Health Care Providers & Services (0.0%)
BioScrip, Inc., expiring 6/30/25*† (Cost $—)	22	6

See Notes to Financial Statements.

1290 FUNDS

1290 GAMCO SMALL/MID CAP VALUE FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2016

	Number of Shares	Value (Note 1)

SHORT-TERM INVESTMENT:
Investment Company (3.4%)
JPMorgan Prime Money Market Fund, IM Shares	235,345	$235,392

Total Short-Term Investment (3.4%) (Cost $235,379)		235,392

Total Investments (97.2%) (Cost $6,528,605)		6,711,510
Other Assets Less Liabilities (2.8%)		194,444

Net Assets (100%)		$6,905,954

*	Non-income producing.
†	Securities (totaling $244 or 0.0% of net assets) held at fair value by management.

Glossary:

SDR	— Swedish Depositary Receipt

The following is a summary of the inputs used to value the Fund’s assets and liabilities carried at fair value as of October 31, 2016:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) (a)	Level 3 Significant Unobservable Inputs (including the Fund’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$1,120,072	$137,636	$—	$1,257,708
Consumer Staples	695,427	52,594	—	748,021
Energy	53,020	—	—	53,020
Financials	361,244	—	—	361,244
Health Care	233,830	—	—	233,830
Industrials	1,771,107	139,250	—	1,910,357
Information Technology	450,420	43,910	—	494,330
Materials	644,666	59,889	—	704,555
Real Estate	176,814	—	—	176,814
Telecommunication Services	101,021	65,948	—	166,969
Utilities	369,026	—	—	369,026
Convertible Preferred Stocks
Health Care	—	—	238	238
Short-Term Investments
Investment Companies	235,392	—	—	235,392
Warrants
Health Care	—	—	6	6

Total Assets	$6,212,039	$499,227	$244	$6,711,510

Total Liabilities	$—	$—	$—	$—

Total	$6,212,039	$499,227	$244	$6,711,510

(a) A security with a market value of $114,260 transferred from Level 1 to Level 2 at the end of the period due to inactive trading.

There were no additional transfers between Levels 1, 2 or 3 during the year ended October 31, 2016.

See Notes to Financial Statements.

1290 FUNDS

1290 GAMCO SMALL/MID CAP VALUE FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2016

Fair Values of Derivative Instruments as of October 31, 2016:

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2016:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$(120)	$(120)

^ The Fund held forward foreign currency contracts as hedging.

The Fund held forward foreign currency contracts with an average settlement value of approximately $26,000 for 4 days during the year ended October 31, 2016.

Investment security transactions for the year ended October 31, 2016 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$6,228,447
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$4,058,918

As of October 31, 2016, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$573,365
Aggregate gross unrealized depreciation	(466,670)

Net unrealized appreciation	$106,695

Federal income tax cost of investments	$6,604,815

For the year ended October 31, 2016, the Fund incurred approximately $6,271 as brokerage commissions with G. Research, an affiliated broker/dealer.

See Notes to Financial Statements.

1290 FUNDS

1290 GAMCO SMALL/MID CAP VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2016

ASSETS
Investments at value (Cost $6,528,605)	$6,711,510
Cash	233,000
Foreign cash (Cost $7,863)	7,543
Receivable from investment adviser	9,784
Dividends, interest and other receivables	2,920
Receivable for Fund shares sold	100
Other assets	133

Total assets	6,964,990

LIABILITIES
Payable for Fund shares redeemed	27,391
Transfer agent fees payable	3,060
Distribution fees payable – Class A	127
Distribution fees payable – Class R	72
Accrued expenses	28,386

Total liabilities	59,036

NET ASSETS	$6,905,954

Net assets were comprised of:
Paid in capital	$6,662,703
Accumulated undistributed net investment income (loss)	23,337
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions	37,335
Net unrealized appreciation (depreciation) on investments and foreign currency translations	182,579

Net assets	$6,905,954

Class A
Net asset value and redemption price per share, $591,441 / 57,546 shares outstanding (unlimited amount authorized: $0.001 par value)	$10.28
Maximum sales charge (5.50% of offering price)	0.60

Maximum offering price per share	$10.88

Class C**
Net asset value and redemption price per share, $104,849 / 10,179 shares outstanding (unlimited amount authorized: $0.001 par value)	$10.30

Class I
Net asset value and redemption price per share, $6,041,213 / 586,530 shares outstanding (unlimited amount authorized: $0.001 par value)	$10.30

Class R
Net asset value and redemption price per share, $168,451 / 16,461 shares outstanding (unlimited amount authorized: $0.001 par value)	$10.23

**	Class C shares currently are not offered for sale.

STATEMENT OF OPERATIONS

For the Year Ended October 31, 2016

INVESTMENT INCOME
Dividends (net of $1,889 foreign withholding tax)	$93,602
Interest	472

Total income	94,074

EXPENSES
Professional fees	54,149
Transfer agent fees	44,151
Investment advisory fees	42,592
Registration and filing fees	34,096
Administrative fees	30,000
Custodian fees	7,200
Offering costs	4,499
Printing and mailing expenses	3,434
Distribution fees – Class R	1,877
Distribution fees – Class A	1,789
Distribution fees – Class C	1,615
Trustees’ fees	525
Miscellaneous	12,278

Gross expenses	238,205
Less: Waiver from investment adviser	(72,592)
Waiver from distributor	(1,615)
Reimbursement from investment adviser	(97,883)

Net expenses	66,115

NET INVESTMENT INCOME (LOSS)	27,959

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments	46,027
Foreign currency transactions	52

Net realized gain (loss)	46,079

Change in unrealized appreciation (depreciation) on:
Investments	225,212
Foreign currency translations	(298)

Net change in unrealized appreciation (depreciation)	224,914

NET REALIZED AND UNREALIZED GAIN (LOSS)	270,993

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$298,952

See Notes to Financial Statements.

1290 FUNDS

1290 GAMCO SMALL/MID CAP VALUE FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31, 2016	November 12, 2014* to October 31, 2015
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$27,959	$(763)
Net realized gain (loss) on investments and foreign currency transactions	46,079	108,663
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	224,914	(42,335)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	298,952	65,565

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class A	(103)	(5,222)
Class C	(655)	(1,822)
Class I	(6,325)	(6,867)
Class R	—	(4,943)

	(7,083)	(18,854)

Distributions from net realized capital gains
Class A	(27,401)	—
Class C	(6,672)	—
Class I	(64,471)	—
Class R	(20,133)	—

	(118,677)	—

TOTAL DIVIDENDS AND DISTRIBUTIONS	(125,760)	(18,854)

CAPITAL SHARES TRANSACTIONS:
Class A
Capital shares sold [ 27,904 and 97,654 shares, respectively ]	282,598	984,337
Capital shares issued in reinvestment of dividends [ 774 and 512 shares, respectively ]	7,419	5,222
Capital shares repurchased [ (68,347) and (3,951) shares, respectively ]	(687,343)	(38,838)

Total Class A transactions	(397,326)	950,721

Class C**
Capital shares sold [ 0 and 25,000 shares, respectively ]	—	250,000
Capital shares issued in reinvestment of dividends [ 0 and 179 shares, respectively ]	—	1,822
Capital shares repurchased [ (15,000) and (1,000) shares, respectively ]	(150,789)	(9,800)

Total Class C transactions	(150,789)	242,022

Class I
Capital shares sold [ 376,825 and 242,308 shares, respectively ]	3,682,275	2,480,175
Capital shares issued in reinvestment of dividends [ 5,089 and 674 shares, respectively ]	48,758	6,867
Capital shares repurchased [ (30,498) and (10,868) shares, respectively ]	(304,732)	(108,719)

Total Class I transactions	3,426,301	2,378,323

Class R
Capital shares sold [ 5,476 and 75,489 shares, respectively ]	57,323	754,900
Capital shares issued in reinvestment of dividends [ 14 and 485 shares, respectively ]	129	4,943
Capital shares repurchased [ (65,003) and (3,000) shares, respectively ]	(651,126)	(29,370)

Total Class R transactions	(593,674)	730,473

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	2,284,512	4,301,539

TOTAL INCREASE (DECREASE) IN NET ASSETS	2,457,704	4,348,250
NET ASSETS:
Beginning of period	4,448,250	100,000

End of period (a)	$6,905,954	$4,448,250

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$23,337	$351

* The Fund commenced operations on November 12, 2014.
** Class C shares currently are not offered for sale.

See Notes to Financial Statements.

1290 FUNDS

1290 GAMCO SMALL/MID CAP VALUE FUND

FINANCIAL HIGHLIGHTS

Class A	Year Ended October 31, 2016	November 12, 2014* to October 31, 2015
Net asset value, beginning of period	$10.25	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.05	(0.01)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.25	0.33

Total from investment operations	0.30	0.32

Less distributions:
Dividends from net investment income	— #	(0.07)
Distributions from net realized gains	(0.27)	—

Total dividends and distributions	(0.27)	(0.07)

Net asset value, end of period	$10.28	$10.25

Total return (b)	3.08%	3.20%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$591	$997
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	1.35%	1.35%
Before waivers and reimbursements (a)	4.38%	9.28%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)	0.49%	(0.10	)%(l)
Before waivers and reimbursements (a)	(2.53)%	(8.03	)%(l)
Portfolio turnover rate (z)^	76%	95%

Class C**	Year Ended October 31, 2016	November 12, 2014* to October 31, 2015
Net asset value, beginning of period	$10.27	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.08	0.01
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.25	0.33

Total from investment operations	0.33	0.34

Less distributions:
Dividends from net investment income	(0.03)	(0.07)
Distributions from net realized gains	(0.27)	—

Total dividends and distributions	(0.30)	(0.07)

Net asset value, end of period	$10.30	$10.27

Total return (b)	3.34%	3.43%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$105	$259
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	1.10%	1.10%
Before waivers and reimbursements (a)	5.11%	10.23%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)	0.77%	0.15	%(l)
Before waivers and reimbursements (a)	(3.23)%	(8.98	)%(l)
Portfolio turnover rate (z)^	76%	95%

See Notes to Financial Statements.

1290 FUNDS

1290 GAMCO SMALL/MID CAP VALUE FUND

FINANCIAL HIGHLIGHTS (Continued)

Class I	Year Ended October 31, 2016	November 12, 2014* to October 31, 2015
Net asset value, beginning of period	$10.27	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.05	0.02
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.28	0.32

Total from investment operations	0.33	0.34

Less distributions:
Dividends from net investment income	(0.03)	(0.07)
Distributions from net realized gains	(0.27)	—

Total dividends and distributions	(0.30)	(0.07)

Net asset value, end of period	$10.30	$10.27

Total return (b)	3.34%	3.43%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$6,041	$2,416
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	1.10%	1.10%
Before waivers and reimbursements (a)	4.09%	8.56%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)	0.49%	0.16	%(l)
Before waivers and reimbursements (a)	(2.51)%	(7.30	)%(l)
Portfolio turnover rate (z)^	76%	95%

Class R	Year Ended October 31, 2016	November 12, 2014* to October 31, 2015
Net asset value, beginning of period	$10.23	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.04	(0.04)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.23	0.34

Total from investment operations	0.27	0.30

Less distributions:
Dividends from net investment income	—	(0.07)
Distributions from net realized gains	(0.27)	—

Total dividends and distributions	(0.27)	(0.07)

Net asset value, end of period	$10.23	$10.23

Total return (b)	2.77%	2.96%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$168	$777
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	1.60%	1.60%
Before waivers and reimbursements (a)	4.65%	9.73%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)	0.42%	(0.35	)%(l)
Before waivers and reimbursements (a)	(2.64)%	(8.49	)%(l)
Portfolio turnover rate (z)^	76%	95%
*	Commencement of Operations.
**	Class C shares currently are not offered for sale.
#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

1290 GLOBAL TALENTS FUND (Unaudited)

INVESTMENT ADVISER

➢	1290 Asset Managers®

INVESTMENT SUB-ADVISERS

➢	AXA Investment Managers, Inc.

PERFORMANCE RESULTS

Total Returns as of 10/31/16
		Since Incept.
Fund –Class A Shares*	without Sales Charge	3.30%
	with Sales Charge (a)	(2.36)
Fund – Class I Shares*		3.40
Fund – Class R Shares*		3.10
MSCI AC World (Net) Index		5.53
* Date of inception 4/11/16. (a) A 5.50% front-end sales charge was deducted. Returns for periods less than one year are not annualized.

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For the most current month-end performance data please call 1-888-310-0416 or visit www.1290Funds.com

The graph illustrates comparative performance for $10,000 invested in the Class I Shares of the 1290 Global Talents Fund and the MSCI AC World (Net) Index from 4/11/16 to 10/31/16. The performance of the MSCI AC World (Net) Index reflects an initial investment at the end of the month closest to the Fund’s inception. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI AC World (Net) Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends, capital gain distributions, and interest of the securities included in the benchmark.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that shareholder would pay on Fund distributions or redemption of Fund shares.

PERFORMANCE SUMMARY

The Fund’s Class I shares returned 3.40% for the period ended October 31, 2016. The Fund’s benchmark, the MSCI AC World (Net) Index, returned 5.53% over the same period.

Fund Overview — AXA Investment Managers, Inc.

At the end of the period ended October 31, 2016, we were overweight in the healthcare, information technology and consumer discretionary sectors, which we think offer better opportunities for entrepreneurial, differentiated and structural growth stocks. We were underweight in cyclical, heavily regulated and price-taking sectors such as utilities, energy, financials and real estate. We made a number of changes over the period. We exited a number of cyclical names (Continental AG, Tenaris S.A.). We also decided to exit names with exposure to the UK consumer (Booker Group plc, CK Hutchison Holdings Ltd.) ahead of the United Kingdom’s withdrawal from the European Union (Brexit) vote. We increased our exposure to emerging markets (Credicorp Ltd. in Peru, Magnit PJSC in Russia, ANTA Sports Products Ltd. in China) and to consumer staples (Kose Corp., Henkel AG & Co., Reckitt Benckiser Group plc).

Fund Highlights

What helped performance during the period since inception?

•	Online giants Amazon.com, Inc., Alibaba Group Holding Ltd., Facebook, Inc. and Naspers Ltd. (owner of Chinese online gaming Tencent) ranked high among top performing stocks over the period.

•	The Fund also had stellar performance from innovative continuous glucose monitoring U.S. healthcare company DexCom, Inc.

•	The Fund’s energy selection was particularly rewarding, with notable contributions from U.S. shale players EOG Resources, Inc. and Concho Resources, Inc.

•	Recently added consumer stocks like ANTA Sports Products Ltd., Henkel AG & Co. and Kose Corp. all made a good contribution.

•	U.S. broker Charles Schwab Corp. was a strong performer as it continued to see net asset inflows and is expected to benefit in the context of upcoming U.S. rate hikes.

What hurt performance during the period since inception?

•

Performance suffered from an overweight in the healthcare sector, including Fund positioning in the innovative biotech sector. In a context of aging demographics, rising living standards and need for medical innovation, we continue to believe in the long term fundamentals of the sector.

•

A number of consumer companies in the Fund also reported slowing growth in 2016 (such as Starbucks Corp., Luxottica Group SpA, Reckitt Benckiser Group plc, Chipotle Mexican Grill, Inc. and Anheuser-Busch InBev SA). We believe the market punished these stocks disproportionately and these companies saw their market valuation multiple contract, adding to the earnings slowdown.

1290 GLOBAL TALENTS FUND (Unaudited)

Sector Weightings as of October 31, 2016	Market Value	% of Net Assets
Information Technology	$4,094,634	19.8%
Consumer Discretionary	3,773,001	18.2
Health Care	3,430,712	16.6
Financials	3,153,210	15.2
Consumer Staples	2,400,092	11.6
Industrials	1,051,761	5.1
Energy	1,010,189	4.9
Telecommunication Services	823,552	4.0
Materials	781,221	3.8
Cash and Other	167,679	0.8

		100.0%

Holdings are subject to change without notice.

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Fund, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class A and Class R shares of the Fund), and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended October 31, 2016 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 5/1/16	Ending Account Value 10/31/16	Expenses Paid During Period* 5/1/16 - 10/31/16
Class A
Actual	$1,000.00	$1,029.91	$7.14
Hypothetical (5% average annual return before expenses)	1,000.00	1,018.10	7.10
Class I
Actual	1,000.00	1,030.91	5.87
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.36	5.84
Class R
Actual	1,000.00	1,028.94	8.42
Hypothetical (5% average annual return before expenses)	1,000.00	1,016.84	8.37

*   Expenses are equal to the Fund’s Class A, I and R shares annualized expense ratios of 1.40%, 1.15% and 1.65%, respectively, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

1290 FUNDS

1290 GLOBAL TALENTS FUND

PORTFOLIO OF INVESTMENTS

October 31, 2016

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Belgium (1.6%)
Anheuser-Busch InBev SA/NV	2,834	$325,257

Chile (1.2%)
Antofagasta plc	38,094	253,185

China (3.6%)
Alibaba Group Holding Ltd. (ADR)*	4,693	477,231
ANTA Sports Products Ltd.	96,000	277,273

		754,504

Finland (1.3%)
Sampo OYJ, Class A	5,943	272,504

France (6.3%)
Christian Dior SE	1,454	280,519
Dassault Systemes	4,735	374,973
Financiere de L’Odet	465	337,920
Iliad SA	1,465	307,328

		1,300,740

Germany (5.6%)
Fresenius SE & Co. KGaA	6,511	480,595
Hella KGaA Hueck & Co.	7,484	285,326
Henkel AG & Co. KGaA(Preference) (q)	3,126	401,150

		1,167,071

Israel (1.8%)
Check Point Software Technologies Ltd.*	4,330	366,145

Italy (1.5%)
Luxottica Group SpA	6,027	300,042

Japan (9.4%)
Kose Corp.	3,500	320,063
Rakuten, Inc.	28,000	323,734
SoftBank Group Corp.	8,200	516,224
THK Co. Ltd.	15,300	323,887
Unicharm Corp.	19,300	459,817

		1,943,725

Jordan (2.0%)
Hikma Pharmaceuticals plc	19,580	420,362

Mexico (3.1%)
Banregio Grupo Financiero SAB de CV	53,900	353,155
Fomento Economico Mexicano SAB de CV	30,200	289,681

		642,836

Peru (1.4%)
Credicorp Ltd.	1,994	296,468

Russia (1.2%)
Magnit PJSC (GDR) (m)	6,085	241,514

South Africa (2.0%)
Naspers Ltd., Class N	2,512	421,016

Spain (1.6%)
Industria de Diseno Textil SA	9,583	335,001

Switzerland (2.7%)
Roche Holding AG	2,384	$548,087

United Kingdom (1.8%)
Reckitt Benckiser Group plc	4,051	362,610

United States (51.1%)
Alexion Pharmaceuticals, Inc.*	2,973	387,976
Alphabet, Inc., Class A*	623	504,568
Amazon.com, Inc.*	751	593,155
Apple, Inc.	4,447	504,912
Bank of the Ozarks, Inc.	9,908	366,200
Berkshire Hathaway, Inc., Class B*	4,037	582,539
BlackRock, Inc.	927	316,329
Cerner Corp.*	5,870	343,865
Charles Schwab Corp. (The)	15,765	499,750
Chipotle Mexican Grill, Inc.*	656	236,659
Concho Resources, Inc.*	3,900	495,066
DexCom, Inc.*	5,213	407,865
Ecolab, Inc.	4,625	528,036
EOG Resources, Inc.	5,697	515,123
Facebook, Inc., Class A*	3,628	475,232
FedEx Corp.	2,237	389,954
Gilead Sciences, Inc.	5,120	376,986
IPG Photonics Corp.*	4,214	408,800
Oracle Corp.	8,464	325,187
O’Reilly Automotive, Inc.*	1,272	336,368
QUALCOMM, Inc.	4,499	309,171
Starbucks Corp.	7,234	383,908
Stryker Corp.	4,031	464,976
Synchronoss Technologies, Inc.*	9,491	348,415
Wells Fargo & Co.	10,134	466,265

		10,567,305

Total Investments (99.2%) (Cost $19,910,647)		20,518,372
Other Assets Less Liabilities (0.8%)		167,679

Net Assets (100%)		$20,686,051

*	Non-income producing.
(m)	Regulation S is an exemption for securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933. At October 31, 2016, the market value of these securities amounted to $241,514 or 1.2% of net assets.
(q)	Preference Shares are a special type of equity investment that shares in the earnings of the company, has limited voting rights, and receives a greater dividend than applicable Common Shares.

Glossary:

ADR	— American Depositary Receipt
GDR	— Global Depositary Receipt

See Notes to Financial Statements.

1290 FUNDS

1290 GLOBAL TALENTS FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2016

Sector Weightings as of October 31, 2016	Market Value	% of Net Assets
Information Technology	$4,094,634	19.8%
Consumer Discretionary	3,773,001	18.2
Health Care	3,430,712	16.6
Financials	3,153,210	15.2
Consumer Staples	2,400,092	11.6
Industrials	1,051,761	5.1
Energy	1,010,189	4.9
Telecommunication Services	823,552	4.0
Materials	781,221	3.8
Cash and Other	167,679	0.8

		100.0%

Holdings are subject to change without notice.

The following is a summary of the inputs used to value the Fund’s assets and liabilities carried at fair value as of October 31, 2016:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Fund’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$1,550,090	$2,222,911	$—	$3,773,001
Consumer Staples	289,681	2,110,411	—	2,400,092
Energy	1,010,189	—	—	1,010,189
Financials	2,880,706	272,504	—	3,153,210
Health Care	1,981,668	1,449,044	—	3,430,712
Industrials	389,954	661,807	—	1,051,761
Information Technology	3,719,660	374,974	—	4,094,634
Materials	528,036	253,185	—	781,221
Telecommunication Services	—	823,552	—	823,552

Total Assets	$12,349,984	$8,168,388	$—	$20,518,372

Total Liabilities	$—	$—	$—	$—

Total	$12,349,984	$8,168,388	$—	$20,518,372

There were no transfers between Levels 1, 2 or 3 during the period ended October 31, 2016.

See Notes to Financial Statements.

1290 FUNDS

1290 GLOBAL TALENTS FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2016

Fair Values of Derivative Instruments as of October 31, 2016:

The Effect of Derivative Instruments on the Statement of Operations for the period ended October 31, 2016:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$2,249	$2,249

^ The Fund held forward foreign currency contracts as hedging.

The Fund held forward foreign currency contracts with an average settlement value of approximately $199,000 for 11 days during the period ended October 31, 2016.

Investment security transactions for the period ended October 31, 2016 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$22,170,262
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$2,337,639

As of October 31, 2016, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,416,368
Aggregate gross unrealized depreciation	(808,739)

Net unrealized appreciation	$607,629

Federal income tax cost of investments	$19,910,743

See Notes to Financial Statements.

1290 FUNDS

1290 GLOBAL TALENTS FUND

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2016

ASSETS
Investments at value (Cost $19,910,647)	$20,518,372
Cash	161,236
Receivable from investment adviser	22,594
Deferred offering cost	15,233
Dividends, interest and other receivables	12,736
Other assets	21,909

Total assets	20,752,080

LIABILITIES
Transfer agent fees payable	2,019
Distribution fees payable – Class R	44
Distribution fees payable – Class A	22
Accrued expenses	63,944

Total liabilities	66,029

NET ASSETS	$20,686,051

Net assets were comprised of:
Paid in capital	$19,989,526
Accumulated undistributed net investment income (loss)	11,105
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions	78,023
Net unrealized appreciation (depreciation) on investments and foreign currency translations	607,397

Net assets	$20,686,051

Class A
Net asset value and redemption price per share, $103,355 / 10,010 shares outstanding (unlimited amount authorized: $0.001 par value)	$10.33
Maximum sales charge (5.50% of offering price)	0.60

Maximum offering price per share	$10.93

Class I
Net asset value and redemption price per share, $20,479,487 / 1,980,634 shares outstanding (unlimited amount authorized: $0.001 par value)	$10.34

Class R
Net asset value and redemption price per share, $103,209 / 10,009 shares outstanding (unlimited amount authorized: $0.001 par value)	$10.31

STATEMENT OF OPERATIONS

For the Period Ended October 31, 2016*

INVESTMENT INCOME
Dividends (net of $12,700 foreign withholding tax)	$137,619
Interest	389

Total income	138,008

EXPENSES
Investment advisory fees	91,231
Professional fees	60,588
Printing and mailing expenses	23,450
Offering costs	19,088
Administrative fees	17,106
Registration and filing fees	14,738
Transfer agent fees	13,450
Custodian fees	4,415
Trustees’ fees	914
Distribution fees – Class R	285
Distribution fees – Class A	142
Miscellaneous	10,719

Gross expenses	256,126
Less: Waiver from investment adviser	(108,337)
Reimbursement from investment adviser	(16,194)

Net expenses	131,595

NET INVESTMENT INCOME (LOSS)	6,413

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments	78,023
Foreign currency transactions	(12,481)

Net realized gain (loss)	65,542

Change in unrealized appreciation (depreciation) on:
Investments	607,725
Foreign currency translations	(328)

Net change in unrealized appreciation (depreciation)	607,397

NET REALIZED AND UNREALIZED GAIN (LOSS)	672,939

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$679,352

*	The Fund commenced operations on April 11, 2016.

See Notes to Financial Statements.

1290 FUNDS

1290 GLOBAL TALENTS FUND

STATEMENT OF CHANGES IN NET ASSETS

April 11, 2016* to October 31, 2016
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$6,413
Net realized gain (loss) on investments and foreign currency transactions	65,542
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	607,397

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	679,352

CAPITAL SHARES TRANSACTIONS:
Class A
Capital shares sold [ 10,010 shares]	100,100

Total Class A transactions	100,100

Class I
Capital shares sold [ 1,980,634 shares]	19,806,500

Total Class I transactions	19,806,500

Class R
Capital shares sold [ 10,009 shares]	100,099

Total Class R transactions	100,099

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	20,006,699

TOTAL INCREASE (DECREASE) IN NET ASSETS	20,686,051
NET ASSETS:
Beginning of period	—

End of period (a)	$20,686,051

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$11,105

* The Fund commenced operations on April 11, 2016.

See Notes to Financial Statements.

1290 FUNDS

1290 GLOBAL TALENTS FUND

FINANCIAL HIGHLIGHTS

Class A	April 11, 2016* to October 31, 2016
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	(0.01)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.34

Total from investment operations	0.33

Net asset value, end of period	$10.33

Total return (b)	3.30%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$103
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	1.40%
Before waivers and reimbursements (a)	2.31%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)	(0.19	)%(l)
Before waivers and reimbursements (a)	(1.10	)%(l)
Portfolio turnover rate (z)^	11%

Class I	April 11, 2016* to October 31, 2016
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	—	#
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.34

Total from investment operations	0.34

Net asset value, end of period	$10.34

Total return (b)	3.40%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$20,479
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	1.15%
Before waivers and reimbursements (a)	2.06%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)	0.06	%(l)
Before waivers and reimbursements (a)	(0.85	)%(l)
Portfolio turnover rate (z)^	11%

See Notes to Financial Statements.

1290 FUNDS

1290 GLOBAL TALENTS FUND

FINANCIAL HIGHLIGHTS (Continued)

Class R	April 11, 2016* to October 31, 2016
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	(0.03)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.34

Total from investment operations	0.31

Net asset value, end of period	$10.31

Total return (b)	3.10%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$103
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	1.65%
Before waivers and reimbursements (a)	2.56%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)	(0.44	)%(l)
Before waivers and reimbursements (a)	(1.35	)%(l)
Portfolio turnover rate (z)^	11%
*	Commencement of Operations.
#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

1290 HIGH YIELD BOND FUND (Unaudited)

INVESTMENT ADVISER

➢	1290 Asset Managers®

INVESTMENT SUB-ADVISER

➢	AXA Investment Managers, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 10/31/16
		1 Year		Since Incept.
Fund – Class A Shares*	without Sales Charge	6.17%		1.71%
	with Sales Charge (a)	1.40		(0.64)
Fund – Class C Shares*†	without Sales Charge	6.44		1.96
	with Sales Charge	5.45	(b)	1.96
Fund – Class I Shares*		6.44		1.96
Fund – Class R Shares*		5.91		1.45
BofA Merrill Lynch U.S. High Yield Master II Index		10.16		4.00

*    Date of inception 11/12/14.

†    Class C Shares currently are not offered for sale.

(a) A 4.50% front-end sales charge was deducted.

(b) A 1.00% sales charge was deducted.

      Returns for periods greater than one year are annualized.

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For the most current month-end performance data please call 1-888-310-0416 or visit www.1290Funds.com

The graph illustrates comparative performance for $10,000 invested in the Class I Shares of the 1290 High Yield Bond Fund and the BofA Merrill Lynch U.S. High Yield Master II Index from 11/24/14 to 10/31/16. The performance of the BofA Merrill Lynch U.S. High Yield Master II Index reflects an initial investment at the end of the month closest to the Fund’s inception. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the BofA Merrill Lynch U.S. High Yield Master II Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends, capital gain distributions, and interest of the securities included in the benchmark.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that shareholder would pay on Fund distributions or redemption of Fund shares.

PERFORMANCE SUMMARY

The Fund’s Class I shares returned 6.44% for the year ended October 31, 2016. The Fund’s benchmark, the BofA Merrill Lynch U.S. High Yield Master II Index, returned 10.16% over the same year.

Fund Overview — AXA Investment Managers, Inc.

The BofA Merrill Lynch U.S. High Yield Master II Index posted a total return of 10.16% for the year ended October 31, 2016. This compares favorably to the -2.05% total return during the prior twelve month period. A negative return in the first three months of the period was more than offset by a rally in the last nine months of the period. Returns were driven by a recovery in commodity prices, particularly both oil and metals, as well as persistent accommodative measures from central banks and an easing in global macro concerns. Flows in the high yield market during this period were negative for the second consecutive year, with outflows totaling $7.1 billion in the twelve months ending October 31, 2016. High yield new issue volume during the period was $280 billion, down 8% compared to the $305 billion priced in the prior twelve month period. During the period, 48 companies defaulted on $51.0 billion in high yield bonds, a meaningful increase against the 26 companies that defaulted on $29.0 billion in high yield bonds during the prior twelve month period. The par weighted U.S. high yield default rate as of October 31, 2016 was 3.59%, as compared to a par weighted default rate of 2.20% at the beginning of the period.
During this time period, U.S. high yield outperformed U.S. corporates, U.S. equities and U.S. Treasuries. Within U.S. High Yield, CCC-and-lower rated credits outperformed higher quality double-B and single-B rated credits. From a sector perspective, all 18 sectors posted positive total returns over the period. On a relative basis, healthcare was the worst performing sector, while basic materials was the best performing sector.

Fund Highlights

What helped performance during the period since inception?

•	The Fund’s underweight positioning within the lower yielding, better quality segment of the market benefitted performance as this portion of the market underperformed.

•	Fund performance benefitted from an overweight within the highest yielding segment of the market, which outperformed during the period.

•	Positive security selection within a number of sectors, including services and technology and electronics, added to performance.

•

The Fund’s underweight to the underperforming banking sector benefitted relative performance. Also, the Fund’s overweight to the outperforming technology and electronics sector had a positive impact on relative performance.

•	The top contributors to performance during the period were debt positions in ACE Cash Express, Inc., Sprint Corp. and BMC Software, Inc. Bonds of

1290 HIGH YIELD BOND FUND (Unaudited)

Ace Cash Express, a consumer focused, specialty finance company, were a top contributor to performance during the period as the market became more comfortable with regulatory concerns. Bonds from Sprint Corp., a leading telecommunications provider, were a top contributor to performance during the period after the company reported strong subscriber trends and the market gained confidence in the company’s ability to access alternative liquidity sources. Bonds of BMC, a technology company which provides enterprise software and related consulting services, were a top contributor to performance during the period after the company reported strong earnings and also reported larger than estimated proceeds from a patent infringement lawsuit.

What hurt performance during the period?

•

The Fund’s relative underperformance during the period was largely due to negative security selection, particularly within the highest yielding portion of the market. This was primarily due to the Fund’s underweight positioning within higher yielding, commodity related energy and basic industry capital structures, which outperformed during the period.

•	The Fund’s overweight positioning within the more defensive, short duration portion of the market was a drag on performance.

•

During the period, the Fund’s underweight within the outperforming energy and basic industry sectors detracted from relative performance as did the Fund’s overweight to the underperforming healthcare sector.

•

The bottom contributors to performance during the period were debt positions in Intelsat Luxembourg SA, EP Energy LLC/Everest Acquisition Finance, Inc. and Ultra Petroleum Corp. Bonds from Intelsat, a global satellite services company, were a bottom contributor to performance during the period due to the company reporting continued lackluster earnings and providing guidance for 2016 which was below expectations. Intelsat did execute several capital markets transactions to improve their balance sheet during the period. EP Energy, an exploration and production company, was a bottom contributor to performance during the period as the company’s bonds declined in sympathy with the energy sector and commodity prices in early 2016. The Fund completely sold this position during the period. Bonds of Ultra Petroleum, a natural gas exploration and production company, were a bottom contributor to performance for the period due to a sharp decline in natural gas prices. The Fund completely sold this position during the period.

Fund Characteristics As of October 31, 2016
Weighted Average Life (Years)	5.63
Weighted Average Coupon (%)	6.91
Weighted Average Modified Duration (Years)*	3.15
Weighted Average Rating**	B2

*   Modified duration is a measure of the price sensitivity of the Fund to interest rate movements, taking into account specific features of the securities in which it invests.

** Weighted Average Rating has been provided by the Investment Sub-Adviser. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice.

Sector Weightings as of October 31, 2016	% of Net Assets
Consumer Discretionary	16.1%
Industrials	13.1
Health Care	12.5
Telecommunication Services	11.7
Information Technology	9.3
Energy	8.7
Consumer Staples	6.1
Financials	5.3
Materials	4.9
Utilities	4.5
Investment Company	3.8
Real Estate	2.1
Cash and Other	1.9

100.0%

Holdings are subject to change without notice.

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Fund, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class A, Class C and Class R shares of the Fund), and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended October 31, 2016 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

1290 HIGH YIELD BOND FUND (Unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 5/1/16	Ending Account Value 10/31/16	Expenses Paid During Period* 5/1/16 - 10/31/16
Class A
Actual	$1,000.00	$1,060.84	$5.70
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.61	5.58
Class C**
Actual	1,000.00	1,062.18	4.41
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.86	4.32
Class I
Actual	1,000.00	1,062.17	4.41
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.86	4.32
Class R
Actual	1,000.00	1,059.52	6.99
Hypothetical (5% average annual return before expenses)	1,000.00	1,018.35	6.85

*   Expenses are equal to the Fund’s Class A, C, I and R shares annualized expense ratios of 1.10%, 0.85%, 0.85% and 1.35%, respectively, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

** Class C shares currently are not offered for sale.

1290 FUNDS

1290 HIGH YIELD BOND FUND

PORTFOLIO OF INVESTMENTS

October 31, 2016

	Principal Amount	Value (Note 1)

LONG-TERM DEBT SECURITIES:
Corporate Bonds (94.3%)
Consumer Discretionary (16.1%)
Distributors (0.3%)
American Tire Distributors, Inc.
10.250%, 3/1/22§	$95,000	$87,105

Hotels, Restaurants & Leisure (3.0%)
Eldorado Resorts, Inc.
7.000%, 8/1/23	87,000	92,437
LTF Merger Sub, Inc.
8.500%, 6/15/23§	172,000	175,440
MGM Resorts International
11.375%, 3/1/18	235,000	262,613
8.625%, 2/1/19	85,000	95,200
NCL Corp. Ltd.
5.250%, 11/15/19§	90,000	91,800
Royal Caribbean Cruises Ltd.
5.250%, 11/15/22	50,000	54,595
7.500%, 10/15/27	80,000	96,800

		868,885

Household Durables (1.1%)
American Greetings Corp.
7.375%, 12/1/21	52,000	53,755
Century Intermediate Holding Co. 2
9.750%, 2/15/19 PIK§	90,000	91,237
PulteGroup, Inc.
5.000%, 1/15/27	167,000	165,748

		310,740

Media (10.7%)
Altice Financing SA
7.500%, 5/15/26§	200,000	205,500
Altice Luxembourg SA
7.750%, 5/15/22§	200,000	209,260
AMC Entertainment Holdings, Inc.
5.875%, 11/15/26§	82,000	82,307
Cablevision Systems Corp.
7.750%, 4/15/18	185,000	194,944
Cequel Communications Holdings I LLC
6.375%, 9/15/20§	272,000	280,160
5.125%, 12/15/21§	75,000	73,875
CSC Holdings LLC
7.875%, 2/15/18	80,000	85,000
DISH DBS Corp.
7.875%, 9/1/19	202,000	225,230
7.750%, 7/1/26	10,000	10,981
Gray Television, Inc.
5.125%, 10/15/24§	65,000	62,725
LG FinanceCo Corp.
5.875%, 11/1/24§	62,000	62,465
Live Nation Entertainment, Inc.
4.875%, 11/1/24§	84,000	83,580
McGraw-Hill Global Education Holdings LLC
7.875%, 5/15/24§	87,000	94,286
MHGE Parent LLC
8.500%, 8/1/19§	220,000	223,300
Nexstar Broadcasting, Inc.
6.875%, 11/15/20	139,000	143,865

Nexstar Escrow Corp.
5.625%, 8/1/24§	60,000	59,400
Regal Entertainment Group
5.750%, 3/15/22	119,000	123,165
Sirius XM Radio, Inc.
5.750%, 8/1/21§	205,000	213,200
Unitymedia GmbH
6.125%, 1/15/25§	200,000	206,500
Ziggo Bond Finance BV
6.000%, 1/15/27§	200,000	195,880
Ziggo Secured Finance BV
5.500%, 1/15/27§	200,000	196,380

		3,032,003

Multiline Retail (0.3%)
99 Cents Only Stores LLC
11.000%, 12/15/19	140,000	81,113

Specialty Retail (0.7%)
L Brands, Inc.
6.750%, 7/1/36	105,000	111,300
Penske Automotive Group, Inc.
5.750%, 10/1/22	50,000	51,815
5.500%, 5/15/26	45,000	44,663

		207,778

Total Consumer Discretionary		4,587,624

Consumer Staples (6.1%)
Beverages (1.4%)
Constellation Brands, Inc.
4.750%, 12/1/25	42,000	45,990
DS Services of America, Inc.
10.000%, 9/1/21§	113,000	125,148
Innovation Ventures LLC
9.500%, 8/15/19§	232,000	243,020

		414,158

Food & Staples Retailing (2.1%)
BI-LO LLC
8.625%, 9/15/18 PIK§	187,000	118,044
9.250%, 2/15/19§	70,000	60,592
Fresh Market, Inc. (The)
9.750%, 5/1/23§	106,000	90,696
Rite Aid Corp.
9.250%, 3/15/20	100,000	105,250
6.750%, 6/15/21	113,000	118,367
6.125%, 4/1/23§	100,000	105,450

		598,399

Food Products (2.0%)
JBS USA LUX SA
8.250%, 2/1/20§	210,000	215,775
5.750%, 6/15/25§	254,000	248,285
Post Holdings, Inc.
6.750%, 12/1/21§	45,000	48,150
6.000%, 12/15/22§	45,000	47,250

		559,460

Household Products (0.3%)
Spectrum Brands, Inc.
6.625%, 11/15/22	80,000	85,752

See Notes to Financial Statements.

1290 FUNDS

1290 HIGH YIELD BOND FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2016

	Principal Amount	Value (Note 1)

Personal Products (0.3%)
Prestige Brands, Inc.
6.375%, 3/1/24§	$71,000	$75,615

Total Consumer Staples		1,733,384

Energy (8.7%)
Oil, Gas & Consumable Fuels (8.7%)
Antero Resources Corp.
6.000%, 12/1/20	29,000	29,725
5.625%, 6/1/23	97,000	99,221
Calumet Specialty Products Partners LP
7.625%, 1/15/22	155,000	124,000
Carrizo Oil & Gas, Inc.
6.250%, 4/15/23	70,000	71,750
Crestwood Midstream Partners LP
6.125%, 3/1/22	135,000	138,037
6.250%, 4/1/23	124,000	125,860
CrownRock LP
7.750%, 2/15/23§	45,000	47,925
Genesis Energy LP
5.750%, 2/15/21	180,000	179,100
5.625%, 6/15/24	113,000	112,435
Gulfport Energy Corp.
6.000%, 10/15/24§	55,000	55,896
Holly Energy Partners LP
6.000%, 8/1/24§	80,000	83,800
Murphy Oil Corp.
6.875%, 8/15/24	48,000	50,280
Oasis Petroleum, Inc.
6.875%, 3/15/22	100,000	99,000
PBF Holding Co. LLC
7.000%, 11/15/23§	140,000	130,550
PDC Energy, Inc.
7.750%, 10/15/22	80,000	84,600
Rice Energy, Inc.
7.250%, 5/1/23	95,000	100,225
Sanchez Energy Corp.
7.750%, 6/15/21	90,000	83,700
6.125%, 1/15/23	20,000	17,100
SM Energy Co.
6.750%, 9/15/26	84,000	86,100
Southern Star Central Corp.
5.125%, 7/15/22§	100,000	102,181
Targa Resources Partners LP
6.625%, 10/1/20	45,000	46,575
6.375%, 8/1/22	30,000	30,788
6.750%, 3/15/24	110,000	116,050
Tesoro Logistics LP
5.875%, 10/1/20	74,000	75,850
6.125%, 10/15/21	135,000	141,251
Western Refining Logistics LP
7.500%, 2/15/23	181,000	188,240
Whiting Petroleum Corp.
5.750%, 3/15/21	55,000	51,013

Total Energy		2,471,252

Financials (5.3%)
Consumer Finance (1.6%)
AerCap Ireland Capital Ltd.
4.625%, 7/1/22	150,000	156,750

Ally Financial, Inc.
5.500%, 2/15/17	25,000	25,187
4.625%, 5/19/22	92,000	94,070
Speedy Cash Intermediate Holdings Corp.
10.750%, 5/15/18§	26,000	20,605
TMX Finance LLC
8.500%, 9/15/18§	218,000	162,274

		458,886

Diversified Financial Services (1.6%)
ACE Cash Express, Inc.
11.000%, 2/1/19§	375,000	211,641
Creditcorp.
12.000%, 7/15/18§	113,000	53,675
Double Eagle Acquisition Sub, Inc.
7.500%, 10/1/24§	78,000	80,340
Speedy Group Holdings Corp.
12.000%, 11/15/17§	230,000	110,400

		456,056

Insurance (1.0%)
Hub Holdings LLC
8.125%, 7/15/19 PIK§	160,000	156,800
HUB International Ltd.
7.875%, 10/1/21§	110,000	112,233

		269,033

Thrifts & Mortgage Finance (1.1%)
Prospect Holding Co. LLC
10.250%, 10/1/18§	155,000	43,400
Stearns Holdings LLC
9.375%, 8/15/20§	271,000	271,000

		314,400

Total Financials		1,498,375

Health Care (12.5%)
Biotechnology (0.3%)
Sterigenics-Nordion Topco LLC
8.125%, 11/1/21 PIK§	101,000	99,232

Health Care Equipment & Supplies (0.7%)
Alere, Inc.
7.250%, 7/1/18	183,000	186,660

Health Care Providers & Services (6.7%)
Centene Corp.
6.125%, 2/15/24	85,000	90,100
4.750%, 1/15/25	80,000	79,448
CHS/Community Health Systems, Inc.
8.000%, 11/15/19	110,000	96,800
Greatbatch Ltd.
9.125%, 11/1/23§	95,000	90,606
HCA, Inc.
3.750%, 3/15/19	18,000	18,405
7.500%, 2/15/22	195,000	221,423
7.690%, 6/15/25	91,000	102,147
5.875%, 2/15/26	104,000	109,460
4.500%, 2/15/27	195,000	193,659
IASIS Healthcare LLC
8.375%, 5/15/19	80,000	76,600

See Notes to Financial Statements.

1290 FUNDS

1290 HIGH YIELD BOND FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2016

	Principal Amount	Value (Note 1)

LifePoint Health, Inc.
5.500%, 12/1/21	$123,000	$126,850
Opal Acquisition, Inc.
8.875%, 12/15/21§	125,000	101,563
RegionalCare Hospital Partners Holdings, Inc.
8.250%, 5/1/23§	144,000	145,987
Team Health, Inc.
7.250%, 12/15/23§	120,000	135,756
Tenet Healthcare Corp.
4.350%, 6/15/20 (l)	107,000	107,599
8.000%, 8/1/20	91,000	90,090
8.125%, 4/1/22	39,000	38,123
WellCare Health Plans, Inc.
5.750%, 11/15/20	90,000	92,475

		1,917,091

Health Care Technology (0.5%)
Quintiles IMS, Inc.
4.875%, 5/15/23§	125,000	128,913

Pharmaceuticals (4.3%)
Capsugel SA
7.000%, 5/15/19 PIK§	298,000	298,745
Concordia International Corp.
9.000%, 4/1/22§	21,000	20,370
9.500%, 10/21/22§	70,000	42,787
7.000%, 4/15/23§	120,000	70,800
DPx Holdings BV
7.500%, 2/1/22§	227,000	238,350
Endo Finance LLC
7.250%, 1/15/22§	98,000	92,855
Valeant Pharmaceuticals International, Inc.
6.750%, 8/15/18§	115,000	112,240
7.500%, 7/15/21§	200,000	177,500
6.125%, 4/15/25§	205,000	161,950

		1,215,597

Total Health Care		3,547,493

Industrials (13.1%)
Aerospace & Defense (1.0%)
Bombardier, Inc.
7.500%, 3/15/25§	21,000	18,742
DynCorp International, Inc.
10.375%, 11/30/20 PIK	288,005	235,804
TransDigm, Inc.
5.500%, 10/15/20	11,000	11,303
6.000%, 7/15/22	12,000	12,480

		278,329

Air Freight & Logistics (0.6%)
DH Services Luxembourg Sarl
7.750%, 12/15/20§	163,000	169,418

Airlines (0.7%)
Intrepid Aviation Group Holdings LLC
6.875%, 2/15/19§	230,000	208,150

Building Products (1.6%)
Builders FirstSource, Inc.
10.750%, 8/15/23§	90,000	103,050

Standard Industries, Inc.
5.500%, 2/15/23§	100,000	104,000
6.000%, 10/15/25§	90,000	96,075
Summit Materials LLC
6.125%, 7/15/23	137,000	140,425

		443,550

Commercial Services & Supplies (2.3%)
Covanta Holding Corp.
7.250%, 12/1/20	125,000	128,125
Jaguar Holding Co. II
6.375%, 8/1/23§	210,000	212,100
Multi-Color Corp.
6.125%, 12/1/22§	135,000	141,244
Prime Security Services Borrower LLC
9.250%, 5/15/23§	167,000	177,437

		658,906

Construction & Engineering (0.9%)
Michael Baker Holdings LLC
8.875%, 4/15/19 PIK§	74,999	67,874
Michael Baker International LLC
8.250%, 10/15/18§	175,000	175,000

		242,874

Machinery (1.8%)
Case New Holland Industrial, Inc.
7.875%, 12/1/17	78,000	82,485
Manitowoc Foodservice, Inc.
9.500%, 2/15/24	109,000	125,214
Park-Ohio Industries, Inc.
8.125%, 4/1/21	165,000	169,950
Shape Technologies Group, Inc.
7.625%, 2/1/20§	145,000	147,175

		524,824

Road & Rail (2.5%)
Hertz Corp. (The)
5.500%, 10/15/24§	80,000	77,472
Neovia Logistics Intermediate Holdings LLC
10.000%, 2/15/18 PIK§	145,417	87,250
OPE KAG Finance Sub, Inc.
7.875%, 7/31/23§	257,000	242,865
SPL Logistics Escrow LLC
8.875%, 8/1/20§	215,000	182,750
Watco Cos. LLC
6.375%, 4/1/23§	120,000	121,800

		712,137

Trading Companies & Distributors (1.7%)
Aircastle Ltd.
5.000%, 4/1/23	97,000	100,395
International Lease Finance Corp.
5.875%, 4/1/19	155,000	165,850
6.250%, 5/15/19	143,000	154,595
8.625%, 1/15/22	60,000	73,578

		494,418

Total Industrials		3,732,606

See Notes to Financial Statements.

1290 FUNDS

1290 HIGH YIELD BOND FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2016

	Principal Amount	Value (Note 1)

Information Technology (9.3%)
Communications Equipment (1.3%)
Aegis Merger Sub, Inc.
10.250%, 2/15/23§	$136,000	$146,540
CommScope Technologies Finance LLC
6.000%, 6/15/25§	115,000	120,463
ViaSat, Inc.
6.875%, 6/15/20	96,000	99,360

		366,363

Electronic Equipment, Instruments & Components (0.6%)
CPI International, Inc.
8.750%, 2/15/18	180,000	182,587

Internet Software & Services (1.3%)
Bankrate, Inc.
6.125%, 8/15/18§	79,000	79,691
j2 Cloud Services, Inc.
8.000%, 8/1/20	115,000	119,672
Match Group, Inc.
6.375%, 6/1/24	65,000	70,362
Rackspace Hosting, Inc.
6.500%, 1/15/24§	87,000	99,511

		369,236

IT Services (0.9%)
Alliance Data Systems Corp.
5.875%, 11/1/21§	20,000	20,150
5.375%, 8/1/22§	245,000	236,425

		256,575

Semiconductors & Semiconductor Equipment (1.0%)
NXP BV
4.625%, 6/1/23§	270,000	295,650

Software (3.1%)
BCP Singapore VI Cayman Financing Co. Ltd.
8.000%, 4/15/21§	155,000	153,062
BMC Software, Inc.
7.250%, 6/1/18	60,000	60,000
Boxer Parent Co., Inc.
9.000%, 10/15/19 PIK§	193,000	178,284
Inception Merger Sub, Inc.
8.625%, 11/15/24§	69,000	68,745
Informatica LLC
7.125%, 7/15/23§	158,000	147,335
Sophia LP
9.000%, 9/30/23§	245,000	257,709

		865,135

Technology Hardware, Storage & Peripherals (1.1%)
Diamond 1 Finance Corp.
5.875%, 6/15/21§	217,000	226,830
NCR Corp.
4.625%, 2/15/21	75,000	76,219

		303,049

Total Information Technology		2,638,595

Materials (4.9%)
Chemicals (3.0%)
Eco Services Operations LLC
8.500%, 11/1/22§	142,000	151,585

Huntsman International LLC
4.875%, 11/15/20	215,000	222,525
Nufarm Australia Ltd.
6.375%, 10/15/19§	195,000	196,950
Rayonier AM Products, Inc.
5.500%, 6/1/24§	307,000	280,905

		851,965

Containers & Packaging (0.7%)
Berry Plastics Corp.
5.125%, 7/15/23	86,000	87,505
BWAY Holding Co.
9.125%, 8/15/21§	115,000	120,319

		207,824

Metals & Mining (1.2%)
ArcelorMittal
8.000%, 10/15/39	200,000	217,500
Kaiser Aluminum Corp.
5.875%, 5/15/24	24,000	25,253
Novelis Corp.
5.875%, 9/30/26§	86,000	87,075

		329,828

Total Materials		1,389,617

Real Estate (2.1%)
Equity Real Estate Investment Trusts (REITs) (0.7%)
Equinix, Inc.
5.875%, 1/15/26	90,000	95,976
MPT Operating Partnership LP
5.250%, 8/1/26	49,000	49,980
Omega Healthcare Investors, Inc.
5.875%, 3/15/24	40,000	41,423

		187,379

Real Estate Management & Development (1.4%)
Greystar Real Estate Partners LLC
8.250%, 12/1/22§	115,000	124,488
Howard Hughes Corp. (The)
6.875%, 10/1/21§	80,000	84,500
Realogy Group LLC
4.500%, 4/15/19§	42,000	43,470
5.250%, 12/1/21§	69,000	72,105
4.875%, 6/1/23§	85,000	84,681

		409,244

Total Real Estate		596,623

Telecommunication Services (11.7%)
Diversified Telecommunication Services (6.2%)
CCO Holdings LLC
5.125%, 5/1/23§	125,000	129,062
5.750%, 2/15/26§	155,000	161,107
5.875%, 5/1/27§	210,000	219,975
Cincinnati Bell, Inc.
7.000%, 7/15/24§	41,000	42,948
Columbus Cable Barbados Ltd.
7.375%, 3/30/21§	200,000	214,000
Intelsat Jackson Holdings SA
7.250%, 10/15/20	240,000	181,344
Intelsat Luxembourg SA
8.125%, 6/1/23	304,000	100,320

See Notes to Financial Statements.

1290 FUNDS

1290 HIGH YIELD BOND FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2016

	Principal Amount	Value (Note 1)

Level 3 Financing, Inc.
5.375%, 8/15/22	$65,000	$66,788
SBA Communications Corp.
4.875%, 9/1/24§	176,000	175,560
Sprint Capital Corp.
6.900%, 5/1/19	40,000	42,100
8.750%, 3/15/32	270,000	273,375
Windstream Services LLC
7.750%, 10/15/20	152,000	154,660

		1,761,239

Wireless Telecommunication Services (5.5%)
Digicel Group Ltd.
8.250%, 9/30/20§	215,000	188,125
Digicel Ltd.
6.000%, 4/15/21§	250,000	223,050
Sprint Communications, Inc.
9.125%, 3/1/17	89,000	90,780
Sprint Corp.
7.875%, 9/15/23	270,000	266,625
7.125%, 6/15/24	145,000	135,937
T-Mobile USA, Inc.
6.542%, 4/28/20	276,000	283,949
6.625%, 11/15/20	244,000	251,015
6.731%, 4/28/22	28,000	29,330
6.375%, 3/1/25	80,000	85,552

		1,554,363

Total Telecommunication Services		3,315,602

Utilities (4.5%)
Gas Utilities (3.3%)
Blue Racer Midstream LLC
6.125%, 11/15/22§	196,000	191,590
PBF Logistics LP
6.875%, 5/15/23	194,000	190,120
Rose Rock Midstream LP
5.625%, 7/15/22	110,000	104,775
5.625%, 11/15/23	109,000	105,185
Sabine Pass LNG LP
7.500%, 11/30/16	100,000	100,000
Summit Midstream Holdings LLC
7.500%, 7/1/21	95,000	97,375
5.500%, 8/15/22	150,000	146,250

		935,295

Independent Power and Renewable Electricity Producers (1.2%)
AES Corp.
3.842%, 6/1/19 (l)	91,000	90,663
NRG Energy, Inc.
7.875%, 5/15/21	48,000	50,040
Talen Energy Supply LLC
6.500%, 5/1/18	71,000	72,952
4.600%, 12/15/21	145,000	119,263

		332,918

Total Utilities		1,268,213

Total Corporate Bonds		26,779,384

Total Long-Term Debt Securities (94.3%) (Cost $27,609,220)		26,779,384

SHORT-TERM INVESTMENT:
Investment Company (3.8%)
JPMorgan Prime Money Market Fund, IM Shares	1,061,645	1,061,857

Total Short-Term Investment (3.8%) (Cost $1,061,783)		1,061,857

Total Investments (98.1%) (Cost $28,671,003)		27,841,241
Other Assets Less Liabilities (1.9%)		546,406

Net Assets (100%)		$28,387,647

§	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At October 31, 2016, the market value of these securities amounted to $14,787,091 or 52.1% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.
(l)	Floating Rate Security. Rate disclosed is as of October 31, 2016.

Glossary:

PIK	— Payment-in Kind Security

See Notes to Financial Statements.

1290 FUNDS

1290 HIGH YIELD BOND FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2016

The following is a summary of the inputs used to value the Fund’s assets and liabilities carried at fair value as of October 31, 2016:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Fund’s own assumptions in determining the fair value of investments)	Total
Assets:
Corporate Bonds
Consumer Discretionary	$—	$4,587,624	$—	$4,587,624
Consumer Staples	—	1,733,384	—	1,733,384
Energy	—	2,471,252	—	2,471,252
Financials	—	1,498,375	—	1,498,375
Health Care	—	3,547,493	—	3,547,493
Industrials	—	3,732,606	—	3,732,606
Information Technology	—	2,638,595	—	2,638,595
Materials	—	1,389,617	—	1,389,617
Real Estate	—	596,623	—	596,623
Telecommunication Services	—	3,315,602	—	3,315,602
Utilities	—	1,268,213	—	1,268,213
Short-Term Investments
Investment Companies	1,061,857	—	—	1,061,857

Total Assets	$1,061,857	$26,779,384	$—	$27,841,241

Total Liabilities	$—	$—	$—	$—

Total	$1,061,857	$26,779,384	$—	$27,841,241

There were no transfers between Levels 1, 2 or 3 during the year ended October 31, 2016.

The Fund held no derivatives contracts during the year ended October 31, 2016.

Investment security transactions for the year ended October 31, 2016 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$20,687,320
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$20,214,331

As of October 31, 2016, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$512,121
Aggregate gross unrealized depreciation	(1,345,513)

Net unrealized depreciation	$(833,392)

Federal income tax cost of investments	$28,674,633

See Notes to Financial Statements.

1290 FUNDS

1290 HIGH YIELD BOND FUND

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2016

ASSETS
Investments at value (Cost $28,671,003)	$27,841,241
Cash	648,000
Dividends, interest and other receivables	506,554
Receivable for securities sold	42,133
Other assets	669

Total assets	29,038,597

LIABILITIES
Payable for securities purchased	431,863
Dividends and distributions payable	145,209
Transfer agent fees payable	2,940
Payable for Fund shares redeemed	2,302
Administrative fees payable	582
Distribution fees payable – Class R	83
Distribution fees payable – Class A	75
Accrued expenses	67,896

Total liabilities	650,950

NET ASSETS	$28,387,647

Net assets were comprised of:
Paid in capital	$31,252,692
Accumulated undistributed net investment income (loss)	(145,209)
Accumulated undistributed net realized gain (loss) on investments	(1,890,074)
Net unrealized appreciation (depreciation) on investments	(829,762)

Net assets	$28,387,647

Class A
Net asset value and redemption price per share, $355,207 / 39,413 shares outstanding (unlimited amount authorized: $0.001 par value)	$9.01
Maximum sales charge (4.50% of offering price)	0.42

Maximum offering price per share	$9.43

Class C**
Net asset value and redemption price per share, $127,898 / 14,192 shares outstanding (unlimited amount authorized: $0.001 par value)	$9.01

Class I
Net asset value and redemption price per share, $27,709,930 / 3,074,258 shares outstanding (unlimited amount authorized: $0.001 par value)	$9.01

Class R
Net asset value and redemption price per share, $194,612 / 21,595 shares outstanding (unlimited amount authorized: $0.001 par value)	$9.01

**	Class C shares currently are not offered for sale.

STATEMENT OF OPERATIONS

For the Year Ended October 31, 2016

INVESTMENT INCOME
Interest	$2,068,327
Dividends	1,772

Total income	2,070,099

EXPENSES
Investment advisory fees	162,249
Professional fees	92,941
Administrative fees	40,563
Registration and filing fees	36,375
Transfer agent fees	34,551
Distribution fees – Class R	16,807
Printing and mailing expenses	11,997
Distribution fees – Class C	11,582
Custodian fees	10,870
Distribution fees – Class A	8,663
Offering costs	4,517
Trustees’ fees	2,708
Miscellaneous	18,863

Gross expenses	452,686
Less: Waiver from investment adviser	(190,254)
Waiver from distributor	(11,582)

Net expenses	250,850

NET INVESTMENT INCOME (LOSS)	1,819,249

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	(1,392,638)
Net change in unrealized appreciation (depreciation) on investments	1,253,717

NET REALIZED AND UNREALIZED GAIN (LOSS)	(138,921)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,680,328

See Notes to Financial Statements.

1290 FUNDS

1290 HIGH YIELD BOND FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31, 2016	November 12, 2014* to October 31, 2015
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$1,819,249	$1,814,670
Net realized gain (loss) on investments	(1,392,638)	(497,436)
Net change in unrealized appreciation (depreciation) on investments	1,253,717	(2,083,479)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,680,328	(766,245)

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class A	(314,511)	(543,877)
Class C	(107,745)	(188,219)
Class I	(1,325,494)	(566,312)
Class R	(299,260)	(521,731)

	(2,047,010)	(1,820,139)

Return of capital
Class A	(2,634)	—
Class C	(903)	—
Class I	(11,101)	—
Class R	(2,506)	—

	(17,144)	—

TOTAL DIVIDENDS AND DISTRIBUTIONS:	(2,064,154)	(1,820,139)

CAPITAL SHARES TRANSACTIONS:
Class A
Capital shares sold [ 13,888 and 903,006 shares, respectively ]	118,653	9,028,852
Capital shares issued in reinvestment of dividends [ 797 and 12,168 shares, respectively ]	7,002	117,753
Capital shares repurchased [ (890,407) and (3,039) shares, respectively ]	(7,602,598)	(28,864)

Total Class A transactions	(7,476,943)	9,117,741

Class C**
Capital shares sold [ 0 and 300,000 shares, respectively ]	—	3,000,000
Capital shares issued in reinvestment of dividends [ 0 and 4,194 shares, respectively ]	—	40,595
Capital shares repurchased [ (290,000) and (1,002) shares, respectively ]	(2,475,997)	(9,518)

Total Class C transactions	(2,475,997)	3,031,077

Class I
Capital shares sold [ 2,155,057 and 905,016 shares, respectively ]	18,424,957	9,048,244
Capital shares issued in reinvestment of dividends [ 2,680 and 12,757 shares, respectively ]	23,683	123,438
Capital shares repurchased [ (1,232) and (3,020) shares, respectively ]	(14,555)	(28,690)

Total Class I transactions	18,434,085	9,142,992

Class R
Capital shares sold [ 12 and 899,999 shares, respectively ]	100	9,000,000
Capital shares issued in reinvestment of dividends [ 0 and 11,589 shares, respectively ]	—	112,157
Capital shares repurchased [ (890,000) and (3,005) shares, respectively ]	(7,598,807)	(28,548)

Total Class R transactions	(7,598,707)	9,083,609

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	882,438	30,375,419

TOTAL INCREASE (DECREASE) IN NET ASSETS	498,612	27,789,035
NET ASSETS:
Beginning of period	27,889,035	100,000

End of period (a)	$28,387,647	$27,889,035

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$(145,209)	$78,035

* The Fund commenced operations on November 12, 2014.
** Class C shares currently are not offered for sale.

See Notes to Financial Statements.

1290 FUNDS

1290 HIGH YIELD BOND FUND

FINANCIAL HIGHLIGHTS

Class A	Year Ended October 31, 2016	November 12, 2014* to October 31, 2015
Net asset value, beginning of period	$9.15	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.61	0.59
Net realized and unrealized gain (loss) on investments	(0.09)	(0.84)

Total from investment operations	0.52	(0.25)

Less distributions:
Dividends from net investment income	(0.65)	(0.60)
Return of capital	(0.01)	—

Total dividends and distributions	(0.66)	(0.60)

Net asset value, end of period	$9.01	$9.15

Total return (b)	6.17%	(2.62)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$355	$8,372
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	1.06%	1.05%
Before waivers and reimbursements (a)	1.81%	2.45%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)	7.06%	6.39	%(l)
Before waivers and reimbursements (a)	6.31%	4.99	%(l)
Portfolio turnover rate (z)^	79%	57%

Class C**	Year Ended October 31, 2016	November 12, 2014* to October 31, 2015
Net asset value, beginning of period	$9.15	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.63	0.62
Net realized and unrealized gain (loss) on investments	(0.09)	(0.85)

Total from investment operations	0.54	(0.23)

Less distributions:
Dividends from net investment income	(0.67)	(0.62)
Return of capital	(0.01)	—

Total dividends and distributions	(0.68)	(0.62)

Net asset value, end of period	$9.01	$9.15

Total return (b)	6.44%	(2.39)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$128	$2,783
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	0.81%	0.80%
Before waivers and reimbursements (a)	2.56%	3.20%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)	7.30%	6.64	%(l)
Before waivers and reimbursements (a)	5.55%	4.24	%(l)
Portfolio turnover rate (z)^	79%	57%

See Notes to Financial Statements.

1290 FUNDS

1290 HIGH YIELD BOND FUND

FINANCIAL HIGHLIGHTS (Continued)

Class I	Year Ended October 31, 2016	November 12, 2014* to October 31, 2015
Net asset value, beginning of period	$9.15	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.58	0.62
Net realized and unrealized gain (loss) on investments	(0.04)	(0.85)

Total from investment operations	0.54	(0.23)

Less distributions:
Dividends from net investment income	(0.67)	(0.62)
Return of capital	(0.01)	—

Total dividends and distributions	(0.68)	(0.62)

Net asset value, end of period	$9.01	$9.15

Total return (b)	6.44%	(2.39)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$27,710	$8,395
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	0.84%	0.80%
Before waivers and reimbursements (a)	1.53%	2.20%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)	6.62%	6.64	%(l)
Before waivers and reimbursements (a)	5.94%	5.24	%(l)
Portfolio turnover rate (z)^	79%	57%

Class R	Year Ended October 31, 2016	November 12, 2014* to October 31, 2015
Net asset value, beginning of period	$9.15	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.59	0.57
Net realized and unrealized gain (loss) on investments	(0.10)	(0.85)

Total from investment operations	0.49	(0.28)

Less distributions:
Dividends from net investment income	(0.62)	(0.57)
Return of capital	(0.01)	—

Total dividends and distributions	(0.63)	(0.57)

Net asset value, end of period	$9.01	$9.15

Total return (b)	5.91%	(2.86)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$195	$8,339
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	1.31%	1.30%
Before waivers and reimbursements (a)	2.06%	2.70%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)	6.83%	6.14	%(l)
Before waivers and reimbursements (a)	6.08%	4.74	%(l)
Portfolio turnover rate (z)^	79%	57%
*	Commencement of Operations.
**	Class C shares currently are not offered for sale.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

1290 MULTI-ALTERNATIVE STRATEGIES FUND (Unaudited)

INVESTMENT ADVISER

➢	1290 Asset Managers®

PERFORMANCE RESULTS

Annualized Total Returns as of 10/31/16
		1 Year	Since Incept.
Fund – Class A Shares*	without Sales Charge	3.53%	0.32%
	with Sales Charge (a)	(2.12)	(3.87)
Fund – Class I Shares*		3.76	0.57
Fund – Class R Shares*		3.30	0.08
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index		0.31	0.24
* Date of inception 7/6/15. (a) A 5.50% front-end sales charge was deducted. Returns for periods greater than one year are annualized.

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For the most current month-end performance data please call 1-888-310-0416 or visit www.1290Funds.com

The graph illustrates comparative performance for $10,000 invested in the Class I Shares of the 1290 Multi-Alternative Strategies Fund and the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index from 7/6/15 to 10/31/16. The performance of the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index reflects an initial investment at the end of the month closest to the Fund’s inception. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends, capital gain distributions, and interest of the securities included in the benchmark.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that shareholder would pay on Fund distributions or redemption of Fund shares.

PERFORMANCE SUMMARY

The Fund’s Class I shares returned 3.76% for the year ended October 31, 2016. The Fund’s benchmark, the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index, returned 0.31% over the same year.

Fund Overview

In the year ended October 31, 2016, as the global financial markets watched oil prices, the British eurozone exit vote, the U.S. Federal Reserve and the U.S. presidential election, alternative asset categories and strategies tended to perform broadly in line with equities, while commodity-linked categories outperformed by a wide margin. After June, investor interest in riskier assets, including high-yield bonds, real estate, emerging markets equity and metals, proved beneficial for these sectors. Sectors dominated by small- and mid-cap companies, such as merger & arbitrage equities, also performed well. Finally, expectations for stronger U.S. growth and higher interest rates boosted inflation-linked securities.

Fund Highlights

What helped performance during the period?

•	The Fund’s currency strategy contributed to performance due to long positions in the Norwegian Krone, Australian Dollar, and New Zealand dollar, which appreciated during the period.

•	A long position in gold was a large contributor to the Fund’s performance as investors sought refuge in safe haven assets during the year.

•	Convertible securities contributed to the Fund’s performance, driven by strong performance in the information technology sector within the asset class.

What hurt performance during the period?

•

The Fund’s commodities strategies detracted from performance due to the pullback in agricultural commodities, but this was partially offset by positive performance in industrial metals. Exposure to energy and livestock commodities also hurt performance.

•	Exposure to international developed equities detracted from performance, mainly due to poor performance in the financials and healthcare sectors.

1290 MULTI-ALTERNATIVE STRATEGIES FUND (Unaudited)

Table by Asset Class (as a percentage of Total Investment Companies)
As of October 31, 2016
Alternatives	90.8%
Fixed Income	9.2

Top 10 Holdings (as a percentage of Total Investments)
As of October 31, 2016
ProShares Hedge Replication ETF	9.7%
PowerShares DB G10 Currency Harvest Fund	9.4
iShares® TIPS Bond ETF	9.2
SPDR® Bloomberg Barclays Convertible Securities ETF	9.2
IQ Merger Arbitrage ETF	9.1
WisdomTree Managed Futures Strategy Fund	9.0
ProShares RAFI Long/Short	8.6
PowerShares Multi-Strategy Alternative Portfolio	8.3
PowerShares DB Gold Fund	7.1
Vanguard REIT ETF	4.7

Holdings are subject to change without notice.

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Fund, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class A and Class R shares of the Fund), and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended October 31, 2016 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 5/1/16	Ending Account Value 10/31/16	Expenses Paid During Period* 5/1/16 - 10/31/16
Class A
Actual	$1,000.00	$1,012.18	$4.98
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.19	5.00
Class I
Actual	1,000.00	1,013.18	3.72
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.44	3.73
Class R
Actual	1,000.00	1,011.18	6.24
Hypothetical (5% average annual return before expenses)	1,000.00	1,018.93	6.27

*   Expenses are equal to the Fund’s Class A, I and R shares annualized expense ratios of 0.98%, 0.73% and 1.23%, respectively, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

1290 FUNDS

1290 MULTI-ALTERNATIVE STRATEGIES FUND

PORTFOLIO OF INVESTMENTS

October 31, 2016

	Number of Shares	Value (Note 1)
EXCHANGE TRADED FUNDS:
IQ Merger Arbitrage ETF	39,740	$1,143,320
iShares® Commodities Select Strategy ETF	11,610	376,861
iShares® MSCI Global Agriculture Producers ETF	7,770	185,612
iShares® TIPS Bond ETF	10,010	1,159,759
PowerShares DB Base Metals Fund*	13,050	187,920
PowerShares DB Commodity Index Tracking Fund*	38,970	582,991
PowerShares DB G10 Currency Harvest Fund*	46,580	1,175,679
PowerShares DB Gold Fund*	21,630	893,319
PowerShares DB Silver Fund*	1,900	53,257
PowerShares Multi-Strategy Alternative Portfolio*‡	45,300	1,039,635
ProShares Hedge Replication ETF	28,590	1,213,262
ProShares RAFI Long/Short	27,780	1,077,309
SPDR® Bloomberg Barclays Convertible Securities ETF	25,370	1,158,902
Vanguard Global ex-U.S. Real Estate ETF	10,820	578,329
Vanguard REIT ETF	7,140	583,766
WisdomTree Managed Futures Strategy Fund*	27,170	1,132,717

Total Investments (98.4%) (Cost $12,493,948)		12,542,638
Other Assets Less Liabilities (1.6%)		201,626

Net Assets (100%)		$12,744,264

*	Non-income producing.
‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.

Investments in companies which were affiliates for the year ended October 31, 2016, were as follows:

Securities	Value October 31, 2015	Purchases at Cost	Sales at Cost	Value October 31, 2016	Dividend Income	Realized Gain (Loss)†
PowerShares Multi-Strategy Alternative Portfolio	$882,982	$141,000	$—	$1,039,635	$—	$—

†	When applicable, realized gain includes net distributions of realized gain received from underlying funds.

The following is a summary of the inputs used to value the Fund’s assets and liabilities carried at fair value as of October 31, 2016:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Fund’s own assumptions in determining the fair value of investments)	Total
Assets:
Exchange Traded Funds
Exchange Traded Funds	$12,542,638	$—	$—	$12,542,638

Total Assets	$12,542,638	$—	$—	$12,542,638

Total Liabilities	$—	$—	$—	$—

Total	$12,542,638	$—	$—	$12,542,638

There were no transfers between Levels 1, 2 or 3 during the year ended October 31, 2016.

The Fund held no derivatives contracts during the year ended October 31, 2016.

See Notes to Financial Statements.

1290 FUNDS

1290 MULTI-ALTERNATIVE STRATEGIES FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2016

Investment security transactions for the year ended October 31, 2016 were as follows:

Cost of Purchases:
Investment Companies	$2,694,394
Net Proceeds of Sales and Redemptions:
Investment Companies	$211,347

As of October 31, 2016, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$314,750
Aggregate gross unrealized depreciation	(85,742)

Net unrealized appreciation	$229,008

Federal income tax cost of investments	$12,313,630

See Notes to Financial Statements.

1290 FUNDS

1290 MULTI-ALTERNATIVE STRATEGIES FUND

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2016

ASSETS
Investments at value:
Affiliated Issuers (Cost $1,046,322)	$1,039,635
Unaffiliated Issuers (Cost $11,447,626)	11,503,003
Cash	240,893
Due from Custodian	18,319
Receivable from investment adviser	7,047
Receivable for Fund shares sold	6,250
Other assets	2,721

Total assets	12,817,868

LIABILITIES
Payable for securities purchased	43,483
Transfer agent fees payable	2,477
Distribution fees payable – Class A	81
Distribution fees payable – Class R	43
Trustees’ fees payable	14
Accrued expenses	27,506

Total liabilities	73,604

NET ASSETS	$12,744,264

Net assets were comprised of:
Paid in capital	$12,670,149
Accumulated undistributed net investment income (loss)	667
Accumulated undistributed net realized gain (loss) on investments	24,758
Net unrealized appreciation (depreciation) on investments	48,690

Net assets	$12,744,264

Class A
Net asset value and redemption price per share, $410,092 / 41,121 shares outstanding (unlimited amount authorized: $0.001 par value)	$9.97
Maximum sales charge (5.50% of offering price)	0.58

Maximum offering price per share	$10.55

Class I
Net asset value and redemption price per share, $12,233,273 / 1,224,424 shares outstanding (unlimited amount authorized: $0.001 par value)	$9.99

Class R
Net asset value and redemption price per share, $100,899 / 10,141 shares outstanding (unlimited amount authorized: $0.001 par value)	$9.95

STATEMENT OF OPERATIONS

For the Year Ended October 31, 2016

INVESTMENT INCOME
Dividends	$134,383
Interest	345

Total income	134,728

EXPENSES
Professional fees	58,354
Investment advisory fees	55,121
Registration and filing fees	37,154
Administrative fees	30,002
Transfer agent fees	28,085
Offering costs	18,917
Printing and mailing expenses	6,817
Custodian fees	3,670
Trustees’ fees	1,075
Distribution fees – Class R	487
Distribution fees – Class A	430
Miscellaneous	8,413

Gross expenses	248,525
Less: Waiver from investment adviser	(85,123)
Reimbursement from investment adviser	(82,106)

Net expenses	81,296

NET INVESTMENT INCOME (LOSS)	53,432

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	(4,767)
Net distributions of realized gain received from underlying funds	22,643

Net realized gain (loss)	17,876

Net change in unrealized appreciation (depreciation) on investments ($15,653 of change in unrealized appreciation (depreciation) from affiliates)	339,945

NET REALIZED AND UNREALIZED GAIN (LOSS)	357,821

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$411,253

See Notes to Financial Statements.

1290 FUNDS

1290 MULTI-ALTERNATIVE STRATEGIES FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31, 2016	July 6, 2015* to October 31, 2015
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$53,432	$(1,245)
Net realized gain (loss) on investments and net distributions of realized gain received from underlying funds	17,876	—
Net change in unrealized appreciation (depreciation) on investments	339,945	(291,255)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	411,253	(292,500)

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class A	(549)	—
Class I	(56,312)	—
Class R	(382)	—

	(57,243)	—

Return of capital
Class A	(269)	—
Class I	(27,633)	—
Class R	(187)	—

	(28,089)	—

TOTAL DIVIDENDS AND DISTRIBUTIONS:	(85,332)	—

CAPITAL SHARES TRANSACTIONS:
Class A
Capital shares sold [ 29,608 and 11,499 shares, respectively ]	295,245	114,431
Capital shares issued in reinvestment of dividends [ 14 and 0 shares, respectively ]	132	—

Total Class A transactions	295,377	114,431

Class I
Capital shares sold [ 241,172 and 987,889 shares, respectively ]	2,369,178	9,877,050
Capital shares issued in reinvestment of dividends [ 555 and 0 shares, respectively ]	5,251	—
Capital shares repurchased [ (5,192) and 0 shares, respectively ]	(51,841)	—

Total Class I transactions	2,322,588	9,877,050

Class R
Capital shares sold [ 141 and 10,000 shares, respectively ]	1,398	100,000
Capital shares repurchased [ 0# and 0 shares, respectively ]	(1)	—

Total Class R transactions	1,397	100,000

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	2,619,362	10,091,481

TOTAL INCREASE (DECREASE) IN NET ASSETS	2,945,283	9,798,981
NET ASSETS:
Beginning of period	9,798,981	—

End of period (a)	$12,744,264	$9,798,981

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$667	$2,002

* The Fund commenced operations on July 6, 2015.
# Number of shares is less than 0.5.

See Notes to Financial Statements.

1290 FUNDS

1290 MULTI-ALTERNATIVE STRATEGIES FUND

FINANCIAL HIGHLIGHTS

Class A	Year Ended October 31, 2016		July 6, 2015* to October 31, 2015
Net asset value, beginning of period	$9.70		$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.01		(0.01)
Net realized and unrealized gain (loss) on investments	0.33		(0.29)

Total from investment operations	0.34		(0.30)

Less distributions:
Dividends from net investment income	(0.05)		—
Return of capital	(0.02)		—

Total dividends and distributions	(0.07)		—

Net asset value, end of period	$9.97		$9.70

Total return (b)	3.53%		(3.00)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$410		$112
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.98	%(j)	0.96	%(j)
Before waivers and reimbursements (a)(f)	2.62%		2.26%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)(x)	0.10%		(0.25	)%(l)
Before waivers and reimbursements (a)(f)(x)	(1.55)%		(1.55	)%(l)
Portfolio turnover rate (z)^	2%		0%

Class I	Year Ended October 31, 2016		July 6, 2015* to October 31, 2015
Net asset value, beginning of period	$9.71		$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.05		—	#
Net realized and unrealized gain (loss) on investments	0.31		(0.29)

Total from investment operations	0.36		(0.29)

Less distributions:
Dividends from net investment income	(0.05)		—
Return of capital	(0.03)		—

Total dividends and distributions	(0.08)		—

Net asset value, end of period	$9.99		$9.71

Total return (b)	3.76%		(2.90)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$12,233		$9,591
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.73	%(j)	0.72	%(j)
Before waivers and reimbursements (a)(f)	2.24%		1.97%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)(x)	0.50%		(0.03	)%(l)
Before waivers and reimbursements (a)(f)(x)	(1.02)%		(1.29	)%(l)
Portfolio turnover rate (z)^	2%		0%

See Notes to Financial Statements.

1290 FUNDS

1290 MULTI-ALTERNATIVE STRATEGIES FUND

FINANCIAL HIGHLIGHTS (Continued)

Class R	Year Ended October 31, 2016		July 6, 2015* to October 31, 2015
Net asset value, beginning of period	$9.69		$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	—	#	(0.02)
Net realized and unrealized gain (loss) on investments	0.32		(0.29)

Total from investment operations	0.32		(0.31)

Less distributions:
Dividends from net investment income	(0.04)		—
Return of capital	(0.02)		—

Total dividends and distributions	(0.06)		—

Net asset value, end of period	$9.95		$9.69

Total return (b)	3.30%		(3.10)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$101		$97
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	1.22	%(j)	1.21	%(j)
Before waivers and reimbursements (a)(f)	2.73%		2.47%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)(x)	0.02%		(0.53	)%(l)
Before waivers and reimbursements (a)(f)(x)	(1.50)%		(1.78	)%(l)
Portfolio turnover rate (z)^	2%		0%
*	Commencement of Operations.
#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying portfolios (“indirect expenses”).
(j)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.65% for Class A, 1.40% for Class I and 1.90% for Class R.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

1290 SMARTBETA EQUITY FUND (Unaudited)

INVESTMENT ADVISER

➢	1290 Asset Managers®

INVESTMENT SUB-ADVISER

➢	AXA Rosenberg Investment Management LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 10/31/16
		1 Year	Since Incept.
Fund – Class A Shares*	without Sales Charge	1.58%	2.18%
	with Sales Charge (a)	(4.05)	(0.71)
Fund – Class C Shares*†	without Sales Charge	1.84	2.43
	with Sales Charge	0.84 (b)	2.43
Fund – Class I Shares*		1.84	2.43
Fund – Class R Shares*		1.32	1.92
MSCI World (Net) Index		1.18	1.25

*    Date of inception 11/12/14.

†    Class C Shares currently are not offered for sale.

(a) A 5.50% front-end sales charge was deducted.

(b) A 1.00% sales charge was deducted.

      Returns for periods greater than one year are annualized.

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For the most current month-end performance data please call 1-888-310-0416 or visit www.1290Funds.com

The graph illustrates comparative performance for $10,000 invested in the Class I Shares of the 1290 SmartBeta Equity Fund and the MSCI World (Net) Index from 11/12/14 to 10/31/16. The performance of the MSCI World (Net) Index reflects an initial investment at the end of the month closest to the Fund’s inception. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI World (Net) Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends, capital gain distributions, and interest of the securities included in the benchmark.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that shareholder would pay on Fund distributions or redemption of Fund shares.

PERFORMANCE SUMMARY

The Fund’s Class I shares returned 1.84% for the year ended October 31, 2016. The Fund’s benchmark, MSCI World (Net) Index, returned 1.18% over the same year.

Fund Overview — AXA Rosenberg Investment Management LLC

The Fund outperformed the broad market index over the twelve-month period ended October 31, 2016 as the strategy’s low volatility, high quality focus was rewarded overall. However, the end of the period proved challenging as higher volatility equities rallied on rising investor risk appetite.

Fund Highlights

What helped performance during the year:

•

Companies with higher levels of earnings quality, as measured by our proprietary Earnings Sustainability filter, were rewarded over the period. Therefore the strategy’s focus on stocks with higher levels of sustainable earnings growth proved beneficial.

•

At an individual stock level, the positions in Southern Co. and TransCanada Corp., which the strategy measured as having high earnings quality, were among the largest contributors to performance over the period.

•

Over the period low volatility equities outperformed high volatility names, particularly during the opening months of 2016 and around the UK’s vote to leave the European Union. During these periods markets fell sharply, and rising market volatility meant the defensive attributes of low volatility equity were rewarded. This trend meant the strategy’s avoidance of companies with higher volatility, such as Allergan plc and Barclays Bank plc, was rewarded.

What hurt performance during the year:

•

The Fund’s low exposure to stocks from the oil and the metals/mining industries held back returns as commodity prices rallied over the period. A lower-than-benchmark position in Chevron Corp. was among the largest detractors from performance at a stock level.

•

At an individual stock level, not holding Amazon.com Inc. or Facebook, Inc. weighed on performance. The strategy filtered out these names on the basis of their high volatility and speculative valuations.

1290 SMARTBETA EQUITY FUND (Unaudited)

Sector Weightings as of October 31, 2016	% of Net Assets
Consumer Staples	17.8%
Industrials	14.6
Financials	14.5
Health Care	13.5
Consumer Discretionary	11.3
Information Technology	11.1
Utilities	6.0
Materials	3.6
Telecommunication Services	2.7
Energy	2.1
Real Estate	2.0
Investment Company	1.6
Cash and Other	(0.8)

100.0%

Holdings are subject to change without notice.

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Fund, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class A, Class C and Class R shares of the Fund), and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended October 31, 2016 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 5/1/16	Ending Account Value 10/31/16	Expenses Paid During Period* 5/1/16 - 10/31/16
Class A
Actual	$1,000.00	$1,001.00	$6.79
Hypothetical (5% average annual return before expenses)	1,000.00	1,018.35	6.85
Class C**
Actual	1,000.00	1,002.90	5.54
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.61	5.58
Class I
Actual	1,000.00	1,002.00	5.54
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.61	5.58
Class R
Actual	1,000.00	1,000.00	8.04
Hypothetical (5% average annual return before expenses)	1,000.00	1,017.09	8.11

*   Expenses are equal to the Fund’s Class A, C, I and R shares annualized expense ratios of 1.35%, 1.10%, 1.10% and 1.60%, respectively, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

** Class C shares currently are not offered for sale.

1290 FUNDS

1290 SMARTBETA EQUITY FUND

PORTFOLIO OF INVESTMENTS

October 31, 2016

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (11.3%)
Auto Components (1.0%)
Adient plc*	50	$2,276
Bridgestone Corp.	600	22,399
Continental AG	100	19,161
Delphi Automotive plc	300	19,521
Johnson Controls International plc	500	20,160
Magna International, Inc.	300	12,317
Valeo SA	270	15,561

		111,395

Automobiles (1.1%)
Bayerische Motoren Werke AG	200	17,426
Daimler AG (Registered)	300	21,376
Fuji Heavy Industries Ltd.	400	15,615
General Motors Co.	1,100	34,760
Isuzu Motors Ltd.	1,000	12,392
Toyota Motor Corp.	400	23,187

		124,756

Distributors (0.2%)
Genuine Parts Co.	300	27,177

Hotels, Restaurants & Leisure (2.3%)
Aramark	300	11,169
Compass Group plc	2,000	36,255
McDonald’s Corp.	800	90,056
Oriental Land Co. Ltd.	200	11,704
Sodexo SA	100	11,614
Starbucks Corp.	900	47,763
Tatts Group Ltd.	2,200	6,795
Whitbread plc	200	8,849
Yum! Brands, Inc.	400	34,512

		258,717

Household Durables (0.1%)
Persimmon plc	300	6,220
Techtronic Industries Co. Ltd.	500	1,883

		8,103

Leisure Products (0.3%)
Bandai Namco Holdings, Inc.	200	6,008
Shimano, Inc.	100	17,126
Yamaha Corp.	200	7,161

		30,295

Media (1.7%)
Comcast Corp., Class A	1,000	61,820
Dentsu, Inc.	200	9,993
Omnicom Group, Inc.	200	15,964
Publicis Groupe SA	200	13,722
Singapore Press Holdings Ltd.	2,000	5,348
Sky plc	600	6,007
Twenty-First Century Fox, Inc., Class A	500	13,135
Walt Disney Co. (The)	600	55,614
WPP plc	400	8,705

		190,308

Multiline Retail (0.4%)
Dollar General Corp.	300	20,727
Dollar Tree, Inc.*	200	15,110

Next plc	240	14,147

		49,984

Specialty Retail (3.2%)
Hennes & Mauritz AB, Class B	1,200	33,760
Home Depot, Inc. (The)	700	85,407
Industria de Diseno Textil SA	1,000	34,958
L Brands, Inc.	200	14,438
Lowe’s Cos., Inc.	600	39,990
Nitori Holdings Co. Ltd.	100	11,986
O’Reilly Automotive, Inc.*	100	26,444
Ross Stores, Inc.	500	31,270
TJX Cos., Inc. (The)	900	66,375
Tractor Supply Co.	200	12,526
USS Co. Ltd.	500	8,477

		365,631

Textiles, Apparel & Luxury Goods (1.0%)
Burberry Group plc	400	7,222
Cie Financiere Richemont SA (Registered)	200	12,864
Luxottica Group SpA	300	14,935
NIKE, Inc., Class B	800	40,144
Pandora A/S	100	13,017
VF Corp.	400	21,684

		109,866

Total Consumer Discretionary		1,276,232

Consumer Staples (17.8%)
Beverages (3.6%)
Anheuser-Busch InBev SA/NV	100	11,477
Asahi Group Holdings Ltd.	600	21,461
Brown-Forman Corp., Class B	400	18,468
Coca-Cola Co. (The)	2,500	106,000
Constellation Brands, Inc., Class A	100	16,712
Diageo plc	1,800	48,019
Dr. Pepper Snapple Group, Inc.	300	26,337
Heineken NV	200	16,477
Monster Beverage Corp.*	100	14,434
PepsiCo, Inc.	1,000	107,200
Pernod Ricard SA	100	11,894
Suntory Beverage & Food Ltd.	137	6,003

		404,482

Food & Staples Retailing (2.9%)
Alimentation Couche-Tard, Inc., Class B	400	20,094
Costco Wholesale Corp.	500	73,935
CVS Health Corp.	900	75,690
Kroger Co. (The)	1,000	30,980
Lawson, Inc.	100	7,609
Metro, Inc.	400	12,364
Seven & i Holdings Co. Ltd.	700	29,256
Sysco Corp.	900	43,308
Wal-Mart Stores, Inc.	400	28,008
Woolworths Ltd.	800	14,393

		335,637

Food Products (3.7%)
Campbell Soup Co.	200	10,868
ConAgra Foods, Inc.	200	9,636

See Notes to Financial Statements.

1290 FUNDS

1290 SMARTBETA EQUITY FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2016

	Number of Shares	Value (Note 1)

Danone SA	600	$41,548
General Mills, Inc.	900	55,782
Hershey Co. (The)	200	20,492
Hormel Foods Corp.	500	19,250
J.M. Smucker Co. (The)	100	13,131
Kellogg Co.	300	22,539
Kerry Group plc, Class A	300	21,781
McCormick & Co., Inc. (Non-Voting)	200	19,174
Mead Johnson Nutrition Co.	200	14,954
MEIJI Holdings Co. Ltd.	100	9,993
Mondelez International, Inc., Class A	1,600	71,904
Nestle SA (Registered)	1,000	72,508
Tyson Foods, Inc., Class A	200	14,170

		417,730

Household Products (3.3%)
Church & Dwight Co., Inc.	400	19,304
Clorox Co. (The)	200	24,004
Colgate-Palmolive Co.	1,000	71,360
Henkel AG & Co. KGaA (Preference) (q)	320	41,064
Kimberly-Clark Corp.	500	57,205
Procter & Gamble Co. (The)	1,300	112,840
Reckitt Benckiser Group plc	600	53,707

		379,484

Personal Products (1.8%)
Beiersdorf AG	200	17,608
Estee Lauder Cos., Inc. (The), Class A	200	17,426
Kao Corp.	500	25,770
L’Oreal SA	270	48,327
Unilever NV (CVA)	1,200	50,295
Unilever plc	1,000	41,836

		201,262

Tobacco (2.5%)
Altria Group, Inc.	1,400	92,568
British American Tobacco plc	900	51,682
Imperial Brands plc	600	29,049
Japan Tobacco, Inc.	600	22,851
Philip Morris International, Inc.	900	86,796

		282,946

Total Consumer Staples		2,021,541

Energy (2.1%)
Oil, Gas & Consumable Fuels (2.1%)
Enbridge, Inc.	400	17,273
Exxon Mobil Corp.	1,400	116,648
TOTAL SA	1,100	52,793
TransCanada Corp.	1,100	49,796

Total Energy		236,510

Financials (14.5%)
Banks (6.7%)
Bank of Montreal	1,000	63,640
Bank of Nova Scotia (The)	1,300	69,861
BB&T Corp.	700	27,440

Canadian Imperial Bank of Commerce	700	52,449
Commonwealth Bank of Australia	400	22,331
Concordia Financial Group Ltd.	2,000	9,292
Danske Bank A/S	400	12,350
DBS Group Holdings Ltd.	1,000	10,782
DNB ASA	1,000	14,463
Hang Seng Bank Ltd.	800	14,452
M&T Bank Corp.	200	24,546
Mizuho Financial Group, Inc.	7,300	12,328
National Bank of Canada	500	17,848
Oversea-Chinese Banking Corp. Ltd.	1,000	6,095
Resona Holdings, Inc.	1,500	6,665
Royal Bank of Canada	1,400	87,467
Sumitomo Mitsui Financial Group, Inc.	400	13,933
Svenska Handelsbanken AB, Class A	1,200	16,368
Toronto-Dominion Bank (The)	1,900	86,210
U.S. Bancorp	1,800	80,568
United Overseas Bank Ltd.	1,000	13,499
Wells Fargo & Co.	1,800	82,818
Westpac Banking Corp.	500	11,589

		756,994

Capital Markets (1.7%)
Ameriprise Financial, Inc.	100	8,839
ASX Ltd.	200	7,170
Brookfield Asset Management, Inc., Class A	800	28,015
CME Group, Inc.	100	10,010
Macquarie Group Ltd.	200	12,141
Moody’s Corp.	200	20,104
S&P Global, Inc.	200	24,370
Singapore Exchange Ltd.	1,000	5,096
T Rowe Price Group, Inc.	300	19,203
Thomson Reuters Corp.	700	27,587
UBS Group AG (Registered)	1,800	25,466

		188,001

Consumer Finance (0.8%)
American Express Co.	600	39,852
Discover Financial Services	400	22,532
Synchrony Financial	900	25,731

		88,115

Diversified Financial Services (0.9%)
Berkshire Hathaway, Inc., Class B*	700	101,010

Insurance (4.4%)
AIA Group Ltd.	2,400	15,148
Allianz SE (Registered)	210	32,735
Allstate Corp. (The)	400	27,160
Aon plc	300	33,249
Arch Capital Group Ltd.*	200	15,594
Assicurazioni Generali SpA	1,000	12,920
Chubb Ltd.	300	38,100
Cincinnati Financial Corp.	300	21,234
Hannover Rueck SE	100	11,148
Insurance Australia Group Ltd.	1,400	5,868
Intact Financial Corp.	200	13,596

See Notes to Financial Statements.

1290 FUNDS

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PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2016

	Number of Shares	Value (Note 1)

Legal & General Group plc	3,000	$7,689
Marsh & McLennan Cos., Inc.	700	44,373
Medibank Pvt Ltd.	1,800	3,533
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Registered)	180	34,895
Progressive Corp. (The)	900	28,359
Prudential plc	1,200	19,601
Sampo OYJ, Class A	600	27,512
SCOR SE	400	12,949
Suncorp Group Ltd.	1,000	9,105
Swiss Re AG	400	37,148
T&D Holdings, Inc.	900	10,908
Tokio Marine Holdings, Inc.	500	19,782
Travelers Cos., Inc. (The)	200	21,636

		504,242

Total Financials		1,638,362

Health Care (13.5%)
Biotechnology (2.0%)
AbbVie, Inc.	400	22,312
Actelion Ltd. (Registered)*	100	14,451
Amgen, Inc.	300	42,348
Biogen, Inc.*	100	28,018
Celgene Corp.*	400	40,872
CSL Ltd.	200	15,291
Gilead Sciences, Inc.	600	44,178
Shire plc	300	17,075

		224,545

Health Care Equipment & Supplies (3.4%)
Abbott Laboratories	600	23,544
Baxter International, Inc.	500	23,795
Becton Dickinson and Co.	200	33,582
Boston Scientific Corp.*	700	15,400
Coloplast A/S, Class B	200	13,956
Danaher Corp.	500	39,275
Edwards Lifesciences Corp.*	200	19,044
Essilor International SA	200	22,482
Hoya Corp.	400	16,725
Medtronic plc	1,000	82,020
Smith & Nephew plc	1,000	14,480
Stryker Corp.	500	57,675
Sysmex Corp.	200	13,903
Zimmer Biomet Holdings, Inc.	100	10,540

		386,421

Health Care Providers & Services (2.2%)
Cardinal Health, Inc.	400	27,476
Fresenius Medical Care AG & Co. KGaA	100	8,146
Fresenius SE & Co. KGaA	600	44,288
HCA Holdings, Inc.*	300	22,959
Henry Schein, Inc.*	100	14,920
Laboratory Corp. of America Holdings*	100	12,534
McKesson Corp.	200	25,434
Ramsay Health Care Ltd.	100	5,580
UnitedHealth Group, Inc.	600	84,798

		246,135

Health Care Technology (0.1%)
M3, Inc.	200	6,103

Life Sciences Tools & Services (0.2%)
Thermo Fisher Scientific, Inc.	100	14,703
Waters Corp.*	100	13,914

		28,617

Pharmaceuticals (5.6%)
Astellas Pharma, Inc.	1,400	20,819
AstraZeneca plc	200	11,231
Bayer AG (Registered)	300	29,735
Eli Lilly & Co.	1,100	81,224
Johnson & Johnson	1,100	127,589
Merck & Co., Inc.	1,700	99,824
Novartis AG (Registered)	600	42,686
Novo Nordisk A/S, Class B	800	28,620
Otsuka Holdings Co. Ltd.	200	8,767
Pfizer, Inc.	3,100	98,301
Roche Holding AG	240	55,177
Sanofi	200	15,579
Zoetis, Inc.	400	19,120

		638,672

Total Health Care		1,530,493

Industrials (14.6%)
Aerospace & Defense (3.8%)
Airbus Group SE	400	23,777
BAE Systems plc	2,000	13,280
Boeing Co. (The)	400	56,972
General Dynamics Corp.	400	60,296
Lockheed Martin Corp.	300	73,914
Northrop Grumman Corp.	200	45,800
Raytheon Co.	400	54,644
Rockwell Collins, Inc.	200	16,864
Rolls-Royce Holdings plc, Class C*†	36,800	45
Rolls-Royce Holdings plc*	800	7,114
Safran SA	200	13,751
Singapore Technologies Engineering Ltd.	2,000	4,500
Thales SA	100	9,415
United Technologies Corp.	500	51,100

		431,472

Air Freight & Logistics (0.9%)
Deutsche Post AG (Registered)	900	27,890
United Parcel Service, Inc., Class B	700	75,432

		103,322

Building Products (0.6%)
Assa Abloy AB, Class B	1,200	21,828
Daikin Industries Ltd.	200	19,224
Geberit AG (Registered)	50	21,156

		62,208

Commercial Services & Supplies (1.2%)
Brambles Ltd.	1,300	11,402
Cintas Corp.	100	10,667
Republic Services, Inc.	400	21,052
Secom Co. Ltd.	300	21,693
Waste Connections, Inc.	300	22,563
Waste Management, Inc.	800	52,528

		139,905

See Notes to Financial Statements.

1290 FUNDS

1290 SMARTBETA EQUITY FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2016

	Number of Shares	Value (Note 1)

Construction & Engineering (0.2%)
Taisei Corp.	1,000	$7,514
Vinci SA	200	14,486

		22,000

Electrical Equipment (0.6%)
Emerson Electric Co.	300	15,204
Legrand SA	300	16,957
Mitsubishi Electric Corp.	1,000	13,564
Nidec Corp.	100	9,698
Rockwell Automation, Inc.	100	11,972

		67,395

Industrial Conglomerates (1.7%)
3M Co.	400	66,120
Honeywell International, Inc.	500	54,840
Keihan Holdings Co. Ltd.	2,000	13,522
Roper Technologies, Inc.	100	17,331
Siemens AG (Registered)	360	40,882

		192,695

Machinery (1.4%)
Atlas Copco AB, Class A	700	20,538
Cummins, Inc.	100	12,782
FANUC Corp.	100	18,766
Fortive Corp.	400	20,420
Illinois Tool Works, Inc.	300	34,071
Kone OYJ, Class B	300	13,809
Kubota Corp.	1,000	16,158
Makita Corp.	100	6,932
Schindler Holding AG	70	13,009

		156,485

Marine (0.1%)
Kuehne + Nagel International AG (Registered)	100	13,562

Professional Services (1.0%)
Capita plc	500	3,586
Equifax, Inc.	200	24,794
Experian plc	400	7,702
Intertek Group plc	200	8,367
SGS SA (Registered)	7	14,190
Verisk Analytics, Inc.*	300	24,465
Wolters Kluwer NV	600	23,221

		106,325

Road & Rail (2.3%)
Canadian National Railway Co.	1,000	62,865
Canadian Pacific Railway Ltd.	100	14,295
Central Japan Railway Co.	100	17,035
ComfortDelGro Corp. Ltd.	3,000	5,477
DSV A/S	300	14,540
East Japan Railway Co.	300	26,481
Hankyu Hanshin Holdings, Inc.	400	13,274
MTR Corp. Ltd.	1,500	8,307
Nagoya Railroad Co. Ltd.	1,000	5,283
Odakyu Electric Railway Co. Ltd.	500	10,227
Tobu Railway Co. Ltd.	3,000	14,761
Union Pacific Corp.	600	52,908
West Japan Railway Co.	300	18,514

		263,967

Trading Companies & Distributors (0.7%)
Ashtead Group plc	600	9,386
Bunzl plc	600	16,150
Fastenal Co.	200	7,796
ITOCHU Corp.	1,500	19,002
Marubeni Corp.	1,000	5,270
Wolseley plc	100	5,203
WW Grainger, Inc.	100	20,812

		83,619

Transportation Infrastructure (0.1%)
Aena SA§	90	13,214

Total Industrials		1,656,169

Information Technology (11.1%)
Communications Equipment (0.6%)
Cisco Systems, Inc.	1,600	49,088
Motorola Solutions, Inc.	200	14,516

		63,604

Electronic Equipment, Instruments & Components (0.5%)
Amphenol Corp., Class A	400	26,372
Kyocera Corp.	200	9,745
Murata Manufacturing Co. Ltd.	100	13,989

		50,106

Internet Software & Services (0.3%)
Alphabet, Inc., Class A*	40	32,396
Yahoo Japan Corp.	1,300	4,996

		37,392

IT Services (4.5%)
Accenture plc, Class A	400	46,496
Amadeus IT Group SA, Class A	400	18,881
Atos SE	100	10,387
Automatic Data Processing, Inc.	700	60,942
Broadridge Financial Solutions, Inc.	100	6,466
Cognizant Technology Solutions Corp., Class A*	500	25,675
Fidelity National Information Services, Inc.	100	7,392
Fiserv, Inc.*	400	39,392
International Business Machines Corp.	500	76,845
Mastercard, Inc., Class A	600	64,212
Nomura Research Institute Ltd.	300	10,427
Obic Co. Ltd.	100	5,207
Paychex, Inc.	600	33,120
Visa, Inc., Class A	1,200	99,012

		504,454

Semiconductors & Semiconductor Equipment (1.6%)
Analog Devices, Inc.	200	12,820
Intel Corp.	300	10,461
Lam Research Corp.	100	9,686
Linear Technology Corp.	200	12,012
NVIDIA Corp.	400	28,464
QUALCOMM, Inc.	400	27,488
Skyworks Solutions, Inc.	200	15,388
Texas Instruments, Inc.	700	49,595
Tokyo Electron Ltd.	100	9,047
Xilinx, Inc.	200	10,174

		185,135

See Notes to Financial Statements.

1290 FUNDS

1290 SMARTBETA EQUITY FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2016

	Number of Shares	Value (Note 1)

Software (2.2%)
Adobe Systems, Inc.*	100	$10,751
Check Point Software Technologies Ltd.*	100	8,456
Electronic Arts, Inc.*	300	23,556
Intuit, Inc.	300	32,622
Microsoft Corp.	1,200	71,904
Oracle Corp.	1,300	49,946
SAP SE	500	44,042
Synopsys, Inc.*	200	11,862

		253,139

Technology Hardware, Storage & Peripherals (1.4%)
Apple, Inc.	700	79,478
Canon, Inc.	1,000	28,769
FUJIFILM Holdings Corp.	300	11,371
Hewlett Packard Enterprise Co.	1,800	40,446

		160,064

Total Information Technology		1,253,894

Materials (3.6%)
Chemicals (3.2%)
Air Liquide SA	400	40,696
Air Products & Chemicals, Inc.	100	13,342
BASF SE	100	8,815
Ecolab, Inc.	400	45,668
EI du Pont de Nemours & Co.	100	6,879
Evonik Industries AG	300	9,373
Givaudan SA (Registered)	12	23,223
International Flavors & Fragrances, Inc.	100	13,078
Linde AG	120	19,799
LyondellBasell Industries NV, Class A	200	15,910
Novozymes A/S, Class B	400	14,859
PPG Industries, Inc.	200	18,626
Praxair, Inc.	400	46,824
Sherwin-Williams Co. (The)	100	24,486
Shin-Etsu Chemical Co. Ltd.	300	22,802
Sika AG	3	14,419
Symrise AG	200	13,724
Toray Industries, Inc.	1,000	9,333

		361,856

Construction Materials (0.1%)
James Hardie Industries plc (CDI)	400	5,973
Vulcan Materials Co.	100	11,320

		17,293

Containers & Packaging (0.3%)
Amcor Ltd.	1,500	16,773
Ball Corp.	200	15,414

		32,187

Total Materials		411,336

Real Estate (2.0%)
Equity Real Estate Investment Trusts (REITs) (1.8%)
American Tower Corp. (REIT)	100	11,719
CapitaLand Mall Trust (REIT)	3,000	4,464
Dexus Property Group (REIT)	1,200	8,161

Goodman Group (REIT)	1,800	9,297
GPT Group (The) (REIT)	3,000	10,635
Mirvac Group (REIT)	4,100	6,518
Public Storage (REIT)	100	21,372
Scentre Group (REIT)	5,300	16,974
Simon Property Group, Inc. (REIT)	300	55,788
Stockland (REIT)	1,300	4,371
Unibail-Rodamco SE (REIT)	100	23,821
Vicinity Centres (REIT)	4,100	8,951
Vornado Realty Trust (REIT)	100	9,278
Westfield Corp. (REIT)	1,700	11,509

		202,858

Real Estate Management & Development (0.2%)
Daito Trust Construction Co. Ltd.	100	16,759
Vonovia SE	300	10,566

		27,325

Total Real Estate		230,183

Telecommunication Services (2.7%)
Diversified Telecommunication Services (2.2%)
AT&T, Inc.	2,600	95,654
BT Group plc	3,000	13,805
Deutsche Telekom AG (Registered)	600	9,778
Nippon Telegraph & Telephone Corp.	600	26,662
Singapore Telecommunications Ltd.	10,000	27,889
Swisscom AG (Registered)	30	13,724
Telia Co. AB	3,000	11,990
Telstra Corp. Ltd.	6,300	23,866
Verizon Communications, Inc.	500	24,050

		247,418

Wireless Telecommunication Services (0.5%)
KDDI Corp.	800	24,350
NTT DOCOMO, Inc.	1,200	30,215
Rogers Communications, Inc., Class B	200	8,046

		62,611

Total Telecommunication Services		310,029

Utilities (6.0%)
Electric Utilities (3.2%)
American Electric Power Co., Inc.	600	38,904
CLP Holdings Ltd.	2,000	20,347
Duke Energy Corp.	400	32,008
Eversource Energy	500	27,530
NextEra Energy, Inc.	500	64,000
PG&E Corp.	200	12,424
PPL Corp.	800	27,472
Red Electrica Corp. SA	400	8,345
Southern Co. (The)	1,200	61,884
SSE plc	1,200	23,369
Terna Rete Elettrica Nazionale SpA	3,000	14,694
Xcel Energy, Inc.	800	33,240

		364,217

Gas Utilities (0.5%)
Hong Kong & China Gas Co. Ltd.	6,600	12,935
Osaka Gas Co. Ltd.	3,000	12,493

See Notes to Financial Statements.

1290 FUNDS

1290 SMARTBETA EQUITY FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2016

	Number of Shares	Value (Note 1)

Snam SpA	3,000	$15,814
Tokyo Gas Co. Ltd.	3,000	13,622

		54,864

Multi-Utilities (2.0%)
AGL Energy Ltd.	600	8,754
CMS Energy Corp.	400	16,860
Consolidated Edison, Inc.	200	15,110
Dominion Resources, Inc.	900	67,680
DTE Energy Co.	300	28,803
National Grid plc	3,000	39,107
Sempra Energy	400	42,840

		219,154

Water Utilities (0.3%)
American Water Works Co., Inc.	300	22,212
Severn Trent plc	300	8,549
United Utilities Group plc	600	6,903

		37,664

Total Utilities		675,899

Total Common Stocks (99.2%) (Cost $10,929,852)		11,240,648

SHORT-TERM INVESTMENT:
Investment Company (1.6%)
JPMorgan Prime Money Market Fund, IM Shares	180,544	180,580

Total Short-Term Investment (1.6%) (Cost $180,555)		180,580

Total Investments (100.8%) (Cost $11,110,407)		11,421,228
Other Assets Less Liabilities (-0.8%)		(93,268)

Net Assets (100%)		$11,327,960

*	Non-income producing.
†	Security (totaling $45 or 0.0% of net assets) held at fair value by management.
§	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At October 31, 2016, the market value of these securities amounted to $13,214 or 0.1% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.
(q)	Preference Shares are a special type of equity investment that shares in the earnings of the company, has limited voting rights, and receives a greater dividend than applicable Common Shares.

Glossary:

CDI	— Chess Depositary Interest
CVA	— Dutch Certification

Country Diversification As a Percentage of Total Net Assets
Australia	2.2%
Belgium	0.1
Bermuda	0.1
Canada	5.6
Denmark	0.9
Finland	0.4
France	3.5
Germany	4.1
Hong Kong	0.6
Ireland	0.3
Israel	0.1
Italy	0.5
Japan	8.1
Netherlands	0.4
Norway	0.1
Singapore	0.7
Spain	0.7
Sweden	0.9
Switzerland	3.3
United Kingdom	5.2
United States	63.0
Cash and Other	(0.8)

100.0%

See Notes to Financial Statements.

1290 FUNDS

1290 SMARTBETA EQUITY FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2016

The following is a summary of the inputs used to value the Fund’s assets and liabilities carried at fair value as of October 31, 2016:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Fund’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$820,359	$455,873	$—	$1,276,232
Consumer Staples	1,326,933	694,608	—	2,021,541
Energy	183,717	52,793	—	236,510
Financials	1,163,401	474,961	—	1,638,362
Health Care	1,125,399	405,094	—	1,530,493
Industrials	982,506	673,618	45	1,656,169
Information Technology	1,087,033	166,861	—	1,253,894
Materials	211,547	199,789	—	411,336
Real Estate	98,157	132,026	—	230,183
Telecommunication Services	127,750	182,279	—	310,029
Utilities	490,967	184,932	—	675,899
Short-Term Investments
Investment Companies	180,580	—	—	180,580

Total Assets	$7,798,349	$3,622,834	$45	$11,421,228

Total Liabilities	$—	$—	$—	$—

Total	$7,798,349	$3,622,834	$45	$11,421,228

There were no transfers between Levels 1, 2 or 3 during the year ended October 31, 2016.

Fair Values of Derivative Instruments as of October 31, 2016:

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2016:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$25	$25

^ The Fund held forward foreign currency contracts as hedging.

The Fund held forward foreign currency contracts with an average settlement value of approximately $26,000 for 5 days during the year ended October 31, 2016.

Investment security transactions for the year ended October 31, 2016 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$3,766,897
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$2,872,714

See Notes to Financial Statements.

1290 FUNDS

1290 SMARTBETA EQUITY FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2016

As of October 31, 2016, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$769,263
Aggregate gross unrealized depreciation	(474,990)

Net unrealized appreciation	$294,273

Federal income tax cost of investments	$11,126,955

See Notes to Financial Statements.

1290 FUNDS

1290 SMARTBETA EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2016

ASSETS
Investments at value (Cost $11,110,407)	$11,421,228
Foreign cash (Cost $26,835)	26,708
Dividends, interest and other receivables	22,053
Receivable for Fund shares sold	20,100
Receivable for securities sold	10,757
Due from Custodian	9,142
Receivable from investment adviser	305
Other assets	262

Total assets	11,510,555

LIABILITIES
Overdraft payable	23,727
Payable for securities purchased	123,068
Transfer agent fees payable	1,981
Distribution fees payable – Class A	57
Distribution fees payable – Class R	49
Accrued expenses	33,713

Total liabilities	182,595

NET ASSETS	$11,327,960

Net assets were comprised of:
Paid in capital	$11,007,230
Accumulated undistributed net investment income (loss)	124,302
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions	(113,901)
Net unrealized appreciation (depreciation) on investments and foreign currency translations	310,329

Net assets	$11,327,960

Class A
Net asset value and redemption price per share, $269,328 / 26,282 shares outstanding (unlimited amount authorized: $0.001 par value)	$10.25
Maximum sales charge (5.50% of offering price)	0.60

Maximum offering price per share	$10.85

Class C**
Net asset value and redemption price per share, $106,069 / 10,332 shares outstanding (unlimited amount authorized: $0.001 par value)	$10.27

Class I
Net asset value and redemption price per share, $10,837,672 / 1,055,505 shares outstanding (unlimited amount authorized: $0.001 par value)	$10.27

Class R
Net asset value and redemption price per share, $114,891 / 11,236 shares outstanding (unlimited amount authorized: $0.001 par value)	$10.23

**	Class C shares currently are not offered for sale.

STATEMENT OF OPERATIONS

For the Year Ended October 31, 2016

INVESTMENT INCOME
Dividends (net of $14,308 foreign withholding tax)	$273,785

EXPENSES
Investment advisory fees	75,131
Professional fees	60,237
Transfer agent fees	34,735
Registration and filing fees	33,007
Administrative fees	30,000
Custodian fees	12,900
Distribution fees – Class R	6,484
Distribution fees – Class C	4,739
Offering costs	4,501
Printing and mailing expenses	3,686
Distribution fees – Class A	3,514
Trustees’ fees	1,054
Miscellaneous	13,695

Gross expenses	283,683
Less: Waiver from investment adviser	(105,131)
Waiver from distributor	(4,739)
Reimbursement from investment adviser	(45,814)

Net expenses	127,999

NET INVESTMENT INCOME (LOSS)	145,786

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments	(86,835)
Foreign currency transactions	1,884

Net realized gain (loss)	(84,951)

Change in unrealized appreciation (depreciation) on:
Investments	120,278
Foreign currency translations	(1,286)

Net change in unrealized appreciation (depreciation)	118,992

NET REALIZED AND UNREALIZED GAIN (LOSS)	34,041

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$179,827

See Notes to Financial Statements.

1290 FUNDS

1290 SMARTBETA EQUITY FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31, 2016	November 12, 2014* to October 31, 2015
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$145,786	$114,706
Net realized gain (loss) on investments and foreign currency transactions	(84,951)	(35,562)
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	118,992	191,337

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	179,827	270,481

DIVIDENDS:
Dividends from net investment income
Class A	(45,245)	(8,917)
Class C	(17,317)	(3,310)
Class I	(54,271)	(9,973)
Class R	(36,365)	(7,860)

TOTAL DIVIDENDS:	(153,198)	(30,060)

CAPITAL SHARES TRANSACTIONS:
Class A
Capital shares sold [ 12,294 and 302,997 shares, respectively ]	124,475	3,029,603
Capital shares issued in reinvestment of dividends [ 111 and 894 shares, respectively ]	1,104	8,917
Capital shares repurchased [ (290,014) and (3,000) shares, respectively ]	(2,947,306)	(29,250)

Total Class A transactions	(2,821,727)	3,009,270

Class C**
Capital shares sold [ 0 and 100,000 shares, respectively ]	—	1,000,000
Capital shares issued in reinvestment of dividends [ 0 and 332 shares, respectively ]	—	3,310
Capital shares repurchased [ (90,000) and (1,000) shares, respectively ]	(915,126)	(9,760)

Total Class C transactions	(915,126)	993,550

Class I
Capital shares sold [ 743,273 and 313,048 shares, respectively ]	7,563,544	3,132,516
Capital shares issued in reinvestment of dividends [ 234 and 999 shares, respectively ]	2,319	9,973
Capital shares repurchased [ (1,720) and (3,329) shares, respectively ]	(18,417)	(32,668)

Total Class I transactions	7,547,446	3,109,821

Class R
Capital shares sold [ 450 and 300,000 shares, respectively ]	4,614	3,000,000
Capital shares issued in reinvestment of dividends [ 0 and 787 shares, respectively ]	—	7,860
Capital shares repurchased [ (290,001) and (3,000) shares, respectively ]	(2,945,548)	(29,250)

Total Class R transactions	(2,940,934)	2,978,610

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	869,659	10,091,251

TOTAL INCREASE (DECREASE) IN NET ASSETS	896,288	10,331,672
NET ASSETS:
Beginning of period	10,431,672	100,000

End of period (a)	$11,327,960	$10,431,672

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$124,302	$127,326

* The Fund commenced operations on November 12, 2014.
** Class C shares currently are not offered for sale.

See Notes to Financial Statements.

1290 FUNDS

1290 SMARTBETA EQUITY FUND

FINANCIAL HIGHLIGHTS

Class A	Year Ended October 31, 2016		November 12, 2014* to October 31, 2015
Net asset value, beginning of period	$10.24		$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.12	##	0.11
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.04		0.16

Total from investment operations	0.16		0.27

Less distributions:
Dividends from net investment income	(0.15)		(0.03)

Net asset value, end of period	$10.25		$10.24

Total return (b)	1.58%		2.70%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$269		$3,111
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	1.35%		1.35%
Before waivers and reimbursements (a)	2.76%		4.21%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)	1.23	%(aa)	1.14	%(l)
Before waivers and reimbursements (a)	(0.18	)%(aa)	(1.73	)%(l)
Portfolio turnover rate (z)^	27%		29%

Class C**	Year Ended October 31, 2016		November 12, 2014* to October 31, 2015
Net asset value, beginning of period	$10.26		$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.15	##	0.14
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.03		0.15

Total from investment operations	0.18		0.29

Less distributions:
Dividends from net investment income	(0.17)		(0.03)

Net asset value, end of period	$10.27		$10.26

Total return (b)	1.84%		2.94%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$106		$1,029
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	1.10%		1.10%
Before waivers and reimbursements (a)	3.51%		4.96%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)	1.48	%(bb)	1.39	%(l)
Before waivers and reimbursements (a)	(0.93	)%(bb)	(2.48	)%(l)
Portfolio turnover rate (z)^	27%		29%

See Notes to Financial Statements.

1290 FUNDS

1290 SMARTBETA EQUITY FUND

FINANCIAL HIGHLIGHTS (Continued)

Class I	Year Ended October 31, 2016		November 12, 2014* to October 31, 2015
Net asset value, beginning of period	$10.26		$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.15	##	0.14
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.03		0.15

Total from investment operations	0.18		0.29

Less distributions:
Dividends from net investment income	(0.17)		(0.03)

Net asset value, end of period	$10.27		$10.26

Total return (b)	1.84%		2.94%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$10,838		$3,218
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	1.10%		1.10%
Before waivers and reimbursements (a)	2.51%		3.96%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)	1.44	%(cc)	1.38	%(l)
Before waivers and reimbursements (a)	0.04	%(cc)	(1.48	)%(l)
Portfolio turnover rate (z)^	27%		29%

Class R	Year Ended October 31, 2016		November 12, 2014* to October 31, 2015
Net asset value, beginning of period	$10.22		$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.10	##	0.09
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.03		0.16

Total from investment operations	0.13		0.25

Less distributions:
Dividends from net investment income	(0.12)		(0.03)

Net asset value, end of period	$10.23		$10.22

Total return (b)	1.32%		2.47%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$115		$3,073
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	1.60%		1.60%
Before waivers and reimbursements (a)	3.01%		4.46%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)	0.98	%(dd)	0.89	%(l)
Before waivers and reimbursements (a)	(0.43	)%(dd)	(1.98	)%(l)
Portfolio turnover rate (z)^	27%		29%
*	Commencement of Operations.
**	Class C shares currently are not offered for sale.
##	Includes income resulting from a special dividend. Without this dividend, the per share income amounts would be $0.08, $0.11. $0.11 and $0.06 for Class A, Class C, Class I and Class R, respectively.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(z)	Portfolio turnover rate for periods less than one year is not annualized.
(aa)	Includes income resulting from a special dividend. Without this dividend, the ratios for Class A would be 0.85% for income after waivers and reimbursements and (0.56)% before waivers and reimbursements.
(bb)	Includes income resulting from a special dividend. Without this dividend, the ratios for Class C would be 1.11% for income after waivers and reimbursements and (1.30)% before waivers and reimbursements.
(cc)	Includes income resulting from a special dividend. Without this dividend, the ratios for Class I would be 1.07% for income after waivers and reimbursements and (0.34)% before waivers and reimbursements.
(dd)	Includes income resulting from a special dividend. Without this dividend, the ratios for Class R would be 0.61% for income after waivers and reimbursements and (0.80)% before waivers and reimbursements.

See Notes to Financial Statements.

1290 UNCONSTRAINED BOND MANAGERS FUND (Unaudited)

INVESTMENT ADVISER

➢	1290 Asset Managers®

INVESTMENT SUB-ADVISERS

➢	Pacific Investment Management Company LLC (PIMCO)

➢	TCW Investment Management Company

PERFORMANCE RESULTS

Annualized Total Returns as of 10/31/16
			1 Year	Since Incept.
Fund – Class A Shares*	without Sales Charge		3.39%	1.35%
	with Sales Charge (a	)	(1.24)	(2.11)
Fund – Class I Shares*			3.63	1.58
Fund – Class R Shares*			3.05	1.06
BofA Merrill Lynch USD 3-Month Deposit Offered Rate Constant Maturity Index			0.54	0.48
* Date of inception 7/6/15. (a) A 4.50% front-end sales charge was deducted. Returns for periods greater than one year are annualized.

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For the most current month-end performance data please call 1-888-310-0416 or visit www.1290Funds.com

The graph illustrates comparative performance for $10,000 invested in the Class I Shares of the 1290 Unconstrained Bond Managers Fund and the BofA Merrill Lynch USD 3-Month Deposit Offered Rate Constant Maturity Index from 7/6/15 to 10/31/16. The performance of the BofA Merrill Lynch USD 3-Month Deposit Offered Rate Constant Maturity Index reflects an initial investment at the end of the month closest to the Fund’s inception. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the BofA Merrill Lynch USD 3-Month Deposit Offered Rate Constant Maturity Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends, capital gain distributions, and interest of the securities included in the benchmark.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that shareholder would pay on Fund distributions or redemption of Fund shares.

PERFORMANCE SUMMARY

The Fund’s Class I shares returned 3.63% for the year ended October 31, 2016. The Fund’s benchmark, the BofA Merrill Lynch USD 3-Month Deposit Offered Rate Constant Maturity Index, returned 0.54% over the same year.

Pacific Investment Management Company LLC (PIMCO)

Fund Highlights

What helped performance during the year:

•	Long Brazilian local rates added to performance as lower political risk and disinflationary pressures drove yields lower.

•	Holdings of agency and non-agency mortgage backed securities (MBS) were positive as housing sector fundamentals continued to improve.

•

Diversified spread exposure — mainly in investment-grade/high-yield corporates, dollar-denominated emerging market debt, and Treasury Inflation Protected Securities (TIPS) — contributed to performance as spreads narrowed and U.S. breakeven inflation levels rose.

•	Interest rate exposure to the European core and periphery added as yields drifted lower on the back of expanded quantitative easing (QE) from the European Central Bank (ECB).

What hurt performance during the year:

•	A short Japanese yen vs. U.S dollar strategy weighed on performance as the yen strengthened relative to the dollar.

•	Short duration positioning in the U.S. and UK detracted from performance as longer term rates in both curves continued to fall over the period.

TCW Investment Management Company

Fund Highlights

What helped performance during the year:

•	Exposure to corporate credit drove performance over the period, particularly the allocation to communications and midstream energy.

•	The small allocation to high yield and emerging market debt was also additive as these sectors meaningfully outpaced Treasuries and investment grade credit.

•

Outside of the corporate space, returns benefitted from non-agency mortgage backed securities (MBS) holdings, which saw continued improvement in underlying fundamentals as borrower profiles strengthened and home prices moved higher. Further contributions came from the allocation to commercial MBS, particularly non-agency backed issues where significantly lower year-over-year issuance has boosted valuations, and federally-insured student loan asset-backed securities (FFELP ABS) as

1290 UNCONSTRAINED BOND MANAGERS FUND (Unaudited)

materialized downgrades in the sector related to the income-driven repayment plan have been less severe than the market anticipated.

•	Finally, our duration position near 1.4 years benefitted from the decline in Treasury rates to levels near historic lows.

What hurt performance during the year:

•

While nearly all holdings in the Fund contributed positively to performance, there were a handful of names that experienced modest price weakness, including several corporate holdings in the packaging and cable satellite sectors, one small balance commercial ABS name, an option adjustable-rate mortgage (ARM) non-agency MBS, and various commercial MBS. Overall, these very small detractors had little impact on performance in their respective sectors.

Fund Characteristics As of October 31, 2016
Weighted Average Life (Years)	2.75
Weighted Average Coupon (%)	2.76
Weighted Average Effective Duration (Years)*	0.91
Weighted Average Rating**	A
* Effective duration is a measure of the price sensitivity of the Fund to interest rate movements, taking into account specific features of the securities in which it invests.

** Weighted Average Rating has been provided by the Investment Sub-Adviser. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice.

Sector Weightings as of October 31, 2016	% of Net Assets
Asset-Backed Securities	22.8%
U.S. Treasury Obligations	15.1
Collateralized Mortgage Obligations	12.1
Mortgage-Backed Securities	10.0
Financials	9.7
Commercial Mortgage-Backed Securities	6.1
Foreign Government Securities	2.4
Health Care	1.9
Telecommunication Services	1.7
Energy	1.5
U.S. Government Agency Securities	1.5
Utilities	1.3
Consumer Discretionary	0.9
Real Estate	0.9
Consumer Staples	0.8
Industrials	0.5
Information Technology	0.5
Municipal Bonds	0.4
Materials	0.3
Options Purchased	0.1
Cash and Other	9.5

100.0%

Holdings are subject to change without notice.

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Fund, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class A and Class R shares of the Fund), and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended October 31, 2016 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

1290 UNCONSTRAINED BOND MANAGERS FUND (Unaudited)

EXAMPLE

	Beginning Account Value 5/1/16	Ending Account Value 10/31/16	Expenses Paid During Period* 5/1/16 - 10/31/16
Class A
Actual	$1,000.00	$1,026.40	$7.18
Hypothetical (5% average annual return before expenses)	1,000.00	1,018.05	7.15
Class I
Actual	1,000.00	1,027.71	5.91
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.31	5.88
Class R
Actual	1,000.00	1,025.13	8.45
Hypothetical (5% average annual return before expenses)	1,000.00	1,016.80	8.41

*   Expenses are equal to the Fund’s Class A, I and R shares annualized expense ratios of 1.41%, 1.16% and 1.66%, respectively, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

1290 FUNDS

1290 UNCONSTRAINED BOND MANAGERS FUND

PORTFOLIO OF INVESTMENTS

October 31, 2016

	Principal Amount	Value (Note 1)

LONG-TERM DEBT SECURITIES:
Asset-Backed Securities (22.8%)
ABFC Trust, Series 2007-NC1 A2 0.834%, 5/25/37 (l)§	$250,000	$196,783
ACE Securities Corp. Home Equity Loan Trust, Series 2005-HE6 M1 1.004%, 10/25/35 (l)	200,000	178,985
American Airlines Pass-Through Trust, Series 2011-1 A 5.250%, 1/31/21	118,593	128,376
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates, Series 2004-R9 M2 1.509%, 10/25/34 (l)	145,438	144,346
BA Credit Card Trust, Series 2014-A2 A 0.805%, 9/16/19 (l)	90,000	90,078
Bear Stearns Asset-Backed Securities I Trust,
Series 2007-HE2 2A2 0.644%, 2/25/37 (l)	250,448	241,654
Brazos Higher Education Authority, Inc.,
Series 2011-1 A2 1.625%, 2/25/30 (l)	53,415	53,405
Chase Funding Trust, Series 2002-3 2A1 1.174%, 8/25/32 (l)	4,269	3,998
Citibank Credit Card Issuance Trust, Series 2008-A7 A7 1.901%, 5/20/20 (l)	115,000	117,151
Citigroup Mortgage Loan Trust,
Series 2005-OPT3 M2 1.209%, 5/25/35 (l)	94,212	93,933
Series 2007-AHL1 A2B 0.674%, 12/25/36 (l)	295,921	277,520
Series 2007-AMC1 A1 0.694%, 12/25/36 (l)§	233,872	149,288
Series 2007-FS1 1A1 4.610%, 10/25/37 (e)§	301,182	276,675
Citigroup Mortgage Loan Trust, Inc., Series 2007-AMC3 A1 0.794%, 3/25/37 (l)§	185,390	145,510
Continental Airlines Pass-Through Trust,
Series 1998-1 A 6.648%, 9/15/17	68,996	69,900
Countrywide Asset-Backed Certificates,
Series 2002-3 1A1 1.274%, 5/25/32 (l)	8,295	7,880
Series 2006-26 1A 0.674%, 6/25/37 (l)	162,420	132,205
Series 2007-2 1A 0.674%, 8/25/37 (l)	322,676	239,500
Series 2007-9 1A 0.734%, 6/25/47 (l)	402,503	303,155
CWABS Asset-Backed Certificates Trust,
Series 2004-15 MV4 1.384%, 4/25/35 (l)	180,000	180,529
Series 2005-3 MV5 1.204%, 8/25/35 (l)	200,000	193,863

Series 2006-14 2A2 0.684%, 2/25/37 (l)	159,284	153,991
Series 2006-18 2A2 0.694%, 3/25/37 (l)	262,300	251,672
Delta Airlines Pass-Through Trust, Series 2002-1 G-1 6.718%, 1/2/23	105,652	122,619
Education Loan Asset-Backed Trust I, Series 2013-1 A1 1.334%, 6/25/26 (l)§	126,719	125,010
Finn Square CLO Ltd., Series 2012-1A A1R 2.052%, 12/24/23 (l)§	200,000	200,002
First Franklin Mortgage Loan Trust,
Series 2005-FF10 A5 0.894%, 11/25/35 (l)	500,000	403,271
Series 2005-FF5 M2 1.269%, 5/25/35 (l)	123,823	122,611
Series 2006-FF10 A4 0.684%, 7/25/36 (l)	205,525	202,120
First NLC Trust, Series 2007-1 A3 0.714%, 8/25/37 (l)§	221,839	127,923
Greenpoint Manufactured Housing, Series 2000-1 A4 8.140%, 3/20/30 (l)	152,376	161,871
GSAMP Trust,
Series 2005-HE4 M1 0.984%, 7/25/45 (l)	18,027	18,025
Series 2006-FM3 A2C 0.734%, 11/25/36 (l)	299,388	170,614
Home Equity Asset Trust, Series 2005-3 M5 1.569%, 8/25/35 (l)	200,000	164,053
Honda Auto Receivables Owner Trust, Series 2015-2 A2 0.690%, 8/21/17	4,536	4,535
HSI Asset Securitization Corp. Trust, Series 2006-HE1 2A1 0.584%, 10/25/36 (l)	35,656	18,534
JPMorgan Mortgage Acquisition Corp., Series 2006-FRE2 M1 0.874%, 2/25/36 (l)	200,000	165,997
JPMorgan Mortgage Acquisition Trust,
Series 2006-WMC2 A1 0.669%, 7/25/36 (l)	161,685	119,486
Series 2007-CH1 AV5 0.774%, 11/25/36 (l)	145,843	144,602
Series 2007-CH4 A4 0.694%, 1/25/36 (l)	600,000	569,398
Long Beach Mortgage Loan Trust,
Series 2005-1 M2 1.329%, 2/25/35 (l)	95,173	94,467
Series 2005-2 M4 1.464%, 4/25/35 (l)	153,745	151,484
Series 2005-3 1A 0.794%, 8/25/45 (l)	210,401	180,208
Series 2006-10 2A2 0.644%, 11/25/36 (l)	490,859	239,930
MASTR Asset-Backed Securities Trust,
Series 2006-AB1 A2 0.764%, 2/25/36 (l)	29,283	29,257

See Notes to Financial Statements.

1290 FUNDS

1290 UNCONSTRAINED BOND MANAGERS FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2016

	Principal Amount	Value (Note 1)

Series 2006-HE1 A4 0.824%, 1/25/36 (l)	$302,182	$297,589
MASTR Specialized Loan Trust, Series 2007-1 A 0.904%, 1/25/37 (l)§	387,954	225,895
Morgan Stanley ABS Capital I, Inc. Trust,
Series 2007-HE3 A2A 0.594%, 12/25/36 (l)	619,828	368,841
Series 2007-NC2 A1 0.664%, 2/25/37 (l)§	192,556	139,636
Morgan Stanley Home Equity Loan Trust,
Series 2006-3 A4 0.794%, 4/25/36 (l)	429,439	318,212
Series 2007-1 A3 0.674%, 12/25/36 (l)	316,049	182,723
Navient Student Loan Trust,
Series 2014-1 A3 1.044%, 6/25/31 (l)	170,000	164,644
Series 2014-2 A 1.174%, 3/25/83 (l)	145,103	140,323
Series 2014-3 A 1.154%, 3/25/83 (l)	186,629	180,450
Series 2014-4 A 1.154%, 3/25/83 (l)	221,340	214,001
Series 2016-2 A3 2.034%, 6/25/65 (l)§	215,000	221,189
Nelnet Student Loan Trust,
Series 2005-4 B 1.146%, 9/22/35 (l)	129,220	106,140
Series 2006-2 B 1.082%, 1/25/38 (l)	102,939	82,331
Series 2007-1 A3 0.895%, 5/27/25 (l)	180,000	170,542
Series 2014-2A A3 1.384%, 7/27/37 (l)§	200,000	186,125
Series 2014-4A A2 1.484%, 11/25/48 (l)§	85,000	78,456
Nomura Home Equity Loan, Inc. Home Equity Loan Trust, Series 2006-HE2 A4 0.804%, 3/25/36 (l)	205,000	178,923
NovaStar Mortgage Funding Trust,
Series 2005-2 M1 1.179%, 10/25/35 (l)	96,263	96,405
OCP CLO Ltd., Series 2014-6A A1A 2.330%, 7/17/26 (l)§	200,000	200,060
Option One Mortgage Loan Trust, Series 2005-1 A4 1.334%, 2/25/35 (l)	127,136	128,606
RAMP Trust,
Series 2006-RZ3 A2 0.694%, 8/25/36 (l)	59,908	59,910
Series 2007-RS2 A3 0.904%, 5/25/37 (l)	182,500	126,112
RASC Trust,
Series 2005-KS10 M1 0.944%, 11/25/35 (l)	166,855	165,858
Series 2005-KS7 M3 1.014%, 8/25/35 (l)	180,000	178,638
Series 2006-KS9 AI3 0.694%, 11/25/36 (l)	314,816	281,353

SG Mortgage Securities Trust, Series 2007-NC1 A2 0.774%, 12/25/36 (l)§	264,000	164,123
SLM Student Loan Trust,
Series 2004-10 A6B 1.432%, 4/27/26 (l)§	150,000	148,819
Series 2004-10 B 1.252%, 1/25/40 (l)	128,687	106,977
Series 2004-2 B 1.352%, 7/25/39 (l)	118,645	100,577
Series 2004-8 B 1.342%, 1/25/40 (l)	36,175	31,272
Series 2005-9 B 1.182%, 1/25/41 (l)	62,439	53,034
Series 2006-9 A5 0.982%, 1/26/26 (l)	140,793	138,032
Series 2007-6 B 1.732%, 4/27/43 (l)	154,888	134,585
Series 2007-8 B 1.882%, 4/27/43 (l)	132,134	114,051
Series 2008-2 B 2.082%, 1/25/83 (l)	160,000	134,003
Series 2008-3 B 2.082%, 4/26/83 (l)	65,000	57,409
Series 2008-4 B 2.732%, 4/25/29 (l)	120,000	110,677
Series 2008-7 B 2.732%, 7/26/83 (l)	65,000	58,988
Series 2008-9 B 3.132%, 10/25/83 (l)	70,000	67,638
Series 2012-7 B 2.334%, 9/25/43 (l)	100,000	89,102
Series 2013-4 A 1.084%, 6/25/27 (l)	154,412	148,948
Series 2013-6 A2 1.034%, 2/25/21 (l)	72,986	73,035
Soundview Home Loan Trust, Series 2007-OPT1 2A1 0.614%, 6/25/37 (l)	245,453	166,178
SpringCastle America Funding LLC, Series 2016-AA A 3.050%, 4/25/29§	200,000	201,696
Structured Asset Securities Corp. Mortgage Loan Trust,
Series 2005-WF4 M6 1.204%, 11/25/35 (l)	500,000	401,357
Series 2006-GEL4 A3 0.834%, 10/25/36 (l)§	200,000	188,330
Telos CLO Ltd., Series 2016-7A A 2.530%, 4/17/25 (l)§	256,646	256,987
THL Credit Wind River CLO Ltd., Series 2014-2A A2 2.330%, 7/15/26 (l)§	250,000	249,668
Toyota Auto Receivables, Series 2016-C A2A 1.000%, 1/15/19	90,000	89,873
Toyota Auto Receivables Owner Trust,
Series 2014-B A3 0.760%, 3/15/18	32,887	32,869
Series 2016-B A2A 1.020%, 10/15/18	90,000	90,018

See Notes to Financial Statements.

1290 FUNDS

1290 UNCONSTRAINED BOND MANAGERS FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2016

	Principal Amount	Value (Note 1)

UAL Pass-Through Trust, Series 2009-2A 9.750%, 1/15/17	$46,771	$47,384
USAA Auto Owner Trust, Series 2016-1 A2 1.070%, 3/15/19	90,000	89,981
Venture XVIII CLO Ltd., Series 2014-18A A 2.330%, 10/15/26 (l)§	250,000	250,004
Vermont Student Assistance Corp., Series 2012-1 A 1.224%, 7/28/34 (l)	51,701	50,332
Wells Fargo Home Equity Asset-Backed Securities Trust, Series 2007-2 A3 0.764%, 4/25/37 (l)	174,819	160,066
WhiteHorse VI Ltd., Series 2012-1A A1R 2.078%, 2/3/25 (b)(l)§†	200,000	199,864

Total Asset-Backed Securities		15,865,253

Collateralized Mortgage Obligations (12.1%)
Alternative Loan Trust,
Series 2005-76 1A1 2.003%, 1/25/36 (l)	151,067	137,472
Series 2006-HY12 A5 2.957%, 8/25/36 (l)	134,042	126,371
Series 2006-OA19 A1 0.706%, 2/20/47 (l)	366,924	259,135
Bear Stearns ALT-A Trust,
Series 2004-9 3A1 3.034%, 9/25/34 (l)	152,467	148,920
Series 2005-10 22A1 3.134%, 1/25/36 (l)	326,438	282,921
Series 2005-2 2A4 2.882%, 4/25/35 (l)	139,886	131,485
CHL Mortgage Pass-Through Trust, Series 2005-3 1A2 0.824%, 4/25/35 (l)	150,084	134,753
CIM Trust, Series 2015-4AG A1 2.527%, 10/25/57 (l)§	140,596	137,622
Citigroup Mortgage Loan Trust, Series 2015-2 1A1 0.734%, 6/25/47 (l)§	159,696	153,910
Deutsche Alt-A Securities Mortgage Loan Trust, Series 2007-2 2A1 0.834%, 9/25/47 (l)	169,706	135,814
DSLA Mortgage Loan Trust, Series 2006-AR2 2A1A 0.728%, 10/19/36 (l)	175,996	148,645
FHLMC,
Series KF02 A2 1.084%, 7/25/20 (l)	81,775	81,878
Series KF02 A3 1.164%, 7/25/20 (l)	199,450	199,763
First Horizon Alternative Mortgage Securities Trust, Series 2006-AA7 A1 2.696%, 1/25/37 (l)	175,395	146,965

First Horizon Mortgage Pass-Through Trust, Series 2005-AR4 2A1 2.901%, 10/25/35 (l)	172,423	150,875
GSR Mortgage Loan Trust, Series 2005-AR7 6A1 3.166%, 11/25/35 (l)	124,906	124,057
Impac CMB Trust, Series 2005-1 1A1 1.054%, 4/25/35 (l)	95,871	88,235
Impac Secured Assets Trust, Series 2007-2 1A1A 0.644%, 5/25/37 (l)	209,509	149,362
IndyMac INDX Mortgage Loan Trust,
Series 2004-AR6 6A1 3.268%, 10/25/34 (l)	97,638	95,528
Series 2006-AR4 A1A 0.744%, 5/25/46 (l)	239,559	209,046
Series 2007-AR15 2A1 3.987%, 8/25/37 (l)	277,086	214,822
Lehman XS Trust,
Series 2005-5N 3A1A 0.834%, 11/25/35 (l)	162,111	144,113
Series 2007-4N 1A2A 0.694%, 3/25/47 (l)	357,134	301,746
Merrill Lynch Mortgage Investors Trust,
Series 2004-HB1 A3 2.645%, 4/25/29 (l)	150,766	148,699
Series 2005-A9 2A1E 3.025%, 12/25/35 (l)	135,647	131,171
Series 2006-2 2A 2.641%, 5/25/36 (l)	134,621	136,230
RALI Trust,
Series 2006-QA10 A2 0.714%, 12/25/36 (l)	199,629	168,491
Series 2006-QA2 1A1 0.784%, 2/25/36 (l)	245,149	172,130
Series 2006-QA5 1A1 0.714%, 7/25/36 (l)	248,936	164,105
Residential Asset Securitization Trust,
Series 2005-A10 A4 5.500%, 9/25/35	126,954	111,748
Sequoia Mortgage Trust,
Series 2004-12 A1 1.066%, 1/20/35 (l)	140,756	132,259
Series 2004-6 A1 3.495%, 7/20/34 (l)	140,121	136,820
Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-20 1A1 2.934%, 1/25/35 (l)	174,761	164,390
Series 2004-8 3A 2.958%, 7/25/34 (l)	140,383	141,167
Series 2005-12 3A1 2.935%, 6/25/35 (l)	132,800	124,330
Series 2005-15 1A1 2.813%, 7/25/35 (l)	167,472	139,790
Series 2005-16XS A1 0.874%, 8/25/35 (l)	136,886	130,052
Series 2005-17 5A1 2.965%, 8/25/35 (l)	162,772	148,461

See Notes to Financial Statements.

1290 FUNDS

1290 UNCONSTRAINED BOND MANAGERS FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2016

	Principal Amount	Value (Note 1)

Structured Asset Mortgage Investments II Trust,
Series 2006-AR6 1A3 0.724%, 7/25/46 (l)	$481,275	$351,685
Series 2006-AR7 A10 0.734%, 8/25/36 (l)	168,277	145,922
Wachovia Mortgage Loan Trust, Series 2006-AMN1 A3 0.774%, 8/25/36 (l)	227,343	143,679
WaMu Mortgage Pass-Through Certificates Trust,
Series 2005-AR11 A1A 0.854%, 8/25/45 (l)	148,530	144,095
Series 2005-AR13 A1A1 0.824%, 10/25/45 (l)	234,226	223,409
Series 2005-AR8 2A1A 0.824%, 7/25/45 (l)	149,750	142,697
Series 2006-AR3 A1A 1.523%, 2/25/46 (l)	181,408	167,609
Series 2007-HY3 1A1 2.428%, 3/25/37 (l)	171,271	150,076
Washington Mutual Mortgage Pass-Through Certificates WMALT Trust, Series 2007-OA1 2A 1.243%, 12/25/46 (l)	287,125	205,328
Wells Fargo Mortgage Backed Securities Trust,
Series 2004-DD 1A1 2.840%, 1/25/35 (l)	162,984	166,075
Series 2004-I 1A1 3.003%, 7/25/34 (l)	47,671	49,828
Series 2006-AR10 5A6 3.081%, 7/25/36 (l)	259,115	257,079
Series 2006-AR12 1A1 3.231%, 9/25/36 (l)	130,672	125,757
Series 2006-AR4 1A1 3.209%, 4/25/36 (l)	129,443	122,540
Series 2006-AR8 3A2 2.854%, 4/25/36 (l)	136,250	132,119

Total Collateralized Mortgage Obligations		8,381,179

Commercial Mortgage-Backed Securities (6.1%)
Banc of America Commercial Mortgage Trust
Series 2006-3 A4 5.889%, 7/10/44 (l)	3,549	3,558
Series 2007-2 A4 5.637%, 4/10/49 (l)	110,028	110,354
Bayview Commercial Asset Trust Series 2004-3 A1 0.904%, 1/25/35 (l)§	152,327	136,668
COMM Mortgage Trust
Series 2013-WWP A2 3.424%, 3/10/31§	45,000	47,578
Series 2014-277P A 3.611%, 8/10/49 (l)§	50,000	53,512
Series 2016-787S A 3.545%, 2/10/36§	50,000	53,119
DBUBS Mortgage Trust
Series 2011-LC1A A1 3.742%, 11/10/46§	13,506	13,596

Series 2011-LC3A XA 0.439%, 8/10/44 IO (l)§	2,434,078	31,013
FHLMC
Series K005 AX 1.362%, 11/25/19 IO (l)	1,081,318	40,170
Series K007 X1 1.142%, 4/25/20 IO (l)	885,811	24,223
Series K719 X1 0.457%, 6/25/22 IO (l)	1,581,531	25,265
Series KC01 X1 0.714%, 12/25/22 IO (l)	1,549,572	47,357
Series KS01 X1 1.703%, 1/25/23 IO (l)	542,737	31,432
Series KS07 X 0.778%, 9/25/25 IO (l)	1,500,000	72,237
FNMA
Series 2009-M2 X 1.462%, 1/25/19 IO (l)	952,767	22,380
Series 2010-M4 X 0.742%, 6/25/20 IO (l)	2,957,833	71,913
Series 2010-M5 X 0.888%, 7/25/20 IO (l)	418,578	13,276
Series 2011-M5 X 1.158%, 7/25/21 IO (l)	1,202,619	56,725
Series 2012-M17 X2 0.451%, 11/25/22 IO (l)	2,440,075	49,413
Series 2013-M14 FA 0.884%, 8/25/18 (l)	155,912	156,045
Series 2013-M4 ASQ2 1.451%, 2/25/18	138,937	139,143
Series 2014-M12 FA 0.814%, 10/25/21 (l)	32,939	32,630
Series 2014-M6 X2 0.253%, 5/25/21 IO (l)	5,419,702	50,698
Series 2015-M3 FA 0.734%, 6/25/18 (l)	209,811	209,410
Series 2015-M4 FA 0.737%, 9/25/18 (l)	170,808	170,428
GE Business Loan Trust
Series 2005-1A A3 0.785%, 6/15/33 (l)§	105,415	92,985
Series 2007-1A A 0.705%, 4/16/35 (l)§	136,072	129,793
GE Commercial Mortgage Corp. Trust
Series 2007-C1 A4 5.543%, 12/10/49	43,371	43,630
GNMA
Series 2009-115 C 3.992%, 9/16/43	81,650	82,514
Series 2011-49 AB 2.800%, 1/16/34	8,518	8,518
Series 2014-125 IO 1.001%, 11/16/54 IO (l)	755,393	56,542
GS Mortgage Securities Trust
Series 2010-C1 X 1.436%, 8/10/43 IO (b)(l)§	504,971	22,296
Series 2012-GC6 A2 2.539%, 1/10/45	4,224	4,226
Series 2012-GC6 XA 1.972%, 1/10/45 IO (l)§	788,196	65,024
Series 2013-GC13 XA 0.221%, 7/10/46 IO (l)	4,757,422	30,314

See Notes to Financial Statements.

1290 FUNDS

1290 UNCONSTRAINED BOND MANAGERS FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2016

	Principal Amount	Value (Note 1)

JPMBB Commercial Mortgage Securities Trust
Series 2013-C12 XA 0.772%, 7/15/45 IO (l)	$2,202,414	$58,423
Series 2013-C14 XA 0.913%, 8/15/46 IO (l)	2,463,212	69,545
Series 2013-C15 XA 1.349%, 11/15/45 IO (l)	1,021,389	52,548
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2006-LDP9 A1A 5.257%, 5/15/47	42,366	42,309
Series 2010-C1 XA 1.354%, 6/15/43 IO (b)(l)§	1,414,869	35,039
Series 2010-C2 A2 3.616%, 11/15/43§	141,462	144,186
Series 2010-CNTR A1 3.300%, 8/5/32§	80,922	82,567
Series 2011-C3 A3 4.388%, 2/15/46§	164,986	170,142
Series 2011-C3 XA 1.038%, 2/15/46 IO (b)(l)§	443,500	12,428
Series 2012-C6 XA 1.828%, 5/15/45 IO (l)	706,139	47,160
Series 2012-C8 XA 2.008%, 10/15/45 IO (l)	779,876	55,231
Series 2012-CBX XA 1.662%, 6/15/45 IO (l)	669,790	40,427
LB-UBS Commercial Mortgage Trust Series 2007-C6 A4 5.858%, 7/15/40 (l)	95,793	97,111
Lehman Brothers Small Balance Commercial Series 2005-2A 1A 0.784%, 9/25/30 (l)§	86,084	82,443
ML-CFC Commercial Mortgage Trust Series 2007-6 A2 5.331%, 3/12/51	4,050	4,046
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2013-C12 XA 0.936%, 10/15/46 IO (l)	879,002	31,239
Series 2013-C7 A4 2.918%, 2/15/46	45,000	46,382
Series 2013-C7 XA 1.552%, 2/15/46 IO (l)	932,953	58,242
Morgan Stanley Capital I Trust
Series 2007-HQ11 A4 5.447%, 2/12/44 (l)	42,705	42,827
Series 2007-IQ14 A4 5.692%, 4/15/49 (l)	170,000	171,048
OBP Depositor LLC Trust
Series 2010-OBP A 4.646%, 7/15/45§	30,000	32,788
VNDO Mortgage Trust
Series 2012-6AVE A 2.996%, 11/15/30§	62,000	64,348
Wachovia Bank Commercial Mortgage Trust
Series 2006-C26 A3 6.011%, 6/15/45 (l)	3,550	3,553
Series 2007-C30 A5 5.342%, 12/15/43	172,943	173,547

Series 2007-C32 A2 5.698%, 6/15/49 (l)	89,063	89,223
Series 2007-C32 A3 5.703%, 6/15/49 (l)	175,000	177,328
Series 2007-C32 APB 5.703%, 6/15/49 (l)	28,258	28,278
Series 2007-C33 A4 5.959%, 2/15/51 (l)	123,687	125,006
WFRBS Commercial Mortgage Trust Series 2014-C23 XA 0.694%, 10/15/57 IO (l)	928,399	33,564

Total Commercial Mortgage-Backed Securities		4,268,963

Corporate Bonds (19.8%)
Consumer Discretionary (0.8%)
Hotels, Restaurants & Leisure (0.1%)
Churchill Downs, Inc.
5.375%, 12/15/21§	17,000	17,680
5.375%, 12/15/21	34,000	35,360

		53,040

Media (0.7%)
Altice Financing SA
7.500%, 5/15/26§	200,000	205,500
Cable One, Inc.
5.750%, 6/15/22§	35,000	37,012
Carmike Cinemas, Inc.
6.000%, 6/15/23§	25,000	26,563
Cequel Communications Holdings I LLC
6.375%, 9/15/20§	18,000	18,540
Charter Communications Operating LLC
6.484%, 10/23/45§	90,000	105,705
DISH DBS Corp.
5.875%, 7/15/22	17,000	17,510
Nexstar Broadcasting, Inc.
6.125%, 2/15/22§	35,000	36,050
Sirius XM Radio, Inc.
5.750%, 8/1/21§	35,000	36,400

		483,280

Total Consumer Discretionary		536,320

Consumer Staples (0.8%)
Beverages (0.3%)
Anheuser-Busch InBev Finance, Inc.
3.650%, 2/1/26	31,000	32,617
4.900%, 2/1/46	57,000	65,061
Constellation Brands, Inc.
6.000%, 5/1/22	53,000	61,480
DS Services of America, Inc.
10.000%, 9/1/21§	35,000	38,762

		197,920

Food & Staples Retailing (0.3%)
CVS Health Corp.
4.875%, 7/20/35	70,000	78,709
Walgreens Boots Alliance, Inc.
3.450%, 6/1/26	95,000	96,801
4.800%, 11/18/44	30,000	32,096

		207,606

See Notes to Financial Statements.

1290 FUNDS

1290 UNCONSTRAINED BOND MANAGERS FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2016

	Principal Amount		Value (Note 1)

Food Products (0.2%)
Kraft Heinz Foods Co.
3.000%, 6/1/26		$70,000	$69,285
TreeHouse Foods, Inc.
6.000%, 2/15/24§		35,000	37,450

			106,735

Personal Products (0.0%)
NBTY, Inc.
7.625%, 5/15/21§		18,000	17,640

Total Consumer Staples			529,901

Energy (1.5%)
Oil, Gas & Consumable Fuels (1.5%)
Boardwalk Pipelines LP
5.750%, 9/15/19		100,000	108,652
BP Capital Markets plc
3.062%, 3/17/22		70,000	72,670
Devon Energy Corp.
5.850%, 12/15/25		20,000	22,928
Enbridge Energy Partners LP
5.875%, 10/15/25		40,000	46,133
Energy Transfer Partners LP
3.774%, 11/1/66 (l)		50,000	34,750
Petrobras Global Finance BV
7.875%, 3/15/19		58,000	62,118
5.750%, 1/20/20		80,000	81,857
8.375%, 5/23/21		300,000	331,890
Regency Energy Partners LP
5.000%, 10/1/22		150,000	160,959
Texas Eastern Transmission LP
2.800%, 10/15/22§		100,000	99,222
Williams Partners LP
3.600%, 3/15/22		40,000	40,597

Total Energy			1,061,776

Financials (9.7%)
Banks (7.0%)
Bank of America Corp.
3.300%, 1/11/23		600,000	616,666
3.875%, 8/1/25		300,000	316,232
Barclays Bank plc
7.625%, 11/21/22		200,000	223,260
Capital One Bank USA NA
1.150%, 11/21/16		140,000	139,977
CIT Group, Inc.
5.250%, 3/15/18		35,000	36,250
Citigroup, Inc.
1.300%, 11/15/16		175,000	175,017
5.950%, 5/15/25 (l)(y)		100,000	102,130
Credit Suisse Group Funding Guernsey Ltd.
3.750%, 3/26/25		250,000	247,067
Discover Bank
2.000%, 2/21/18		75,000	75,217
HSBC Holdings plc
6.000%, 9/29/23 (l)(m)(y)	EUR	200,000	228,058
JPMorgan Chase & Co.
7.900%, 4/30/18 (l)(y)		$200,000	206,000
2.550%, 10/29/20		105,000	106,485
2.322%, 3/1/21 (l)		200,000	204,500
3.900%, 7/15/25		175,000	186,589

KBC Bank NV
8.000%, 1/25/23 (l)(m)		200,000	211,500
Lloyds Banking Group plc
7.625%, 6/27/23 (l)(m)(y)	GBP	200,000	254,004
Mitsubishi UFJ Financial Group, Inc.
2.190%, 9/13/21		$100,000	99,630
Mizuho Financial Group, Inc.
1.992%, 9/13/21 (l)		100,000	100,263
Royal Bank of Scotland Group plc
1.875%, 3/31/17		90,000	90,000
7.500%, 8/10/20 (l)(y)		100,000	91,880
Santander Holdings USA, Inc.
2.275%, 11/24/17 (l)		200,000	201,486
Santander UK Group Holdings plc
2.875%, 10/16/20		85,000	85,417
Santander UK plc
2.500%, 3/14/19		200,000	202,366
Societe Generale SA
7.375%, 9/13/21 (l)(y)§		200,000	197,800
Standard Chartered plc
1.941%, 8/19/19 (l)§		200,000	201,298
Toronto-Dominion Bank (The)
1.868%, 4/7/21 (l)		100,000	101,408
Wells Fargo & Co.
2.600%, 7/22/20		100,000	101,761
3.000%, 4/22/26		85,000	84,651

			4,886,912

Capital Markets (1.7%)
Deutsche Bank AG
4.250%, 10/14/21§		200,000	201,480
Goldman Sachs Group, Inc. (The)
3.850%, 7/8/24		245,000	258,257
3.500%, 1/23/25		100,000	102,710
Morgan Stanley
5.550%, 4/27/17		100,000	102,162
5.625%, 9/23/19		200,000	220,321
3.875%, 4/29/24		100,000	105,845
MSCI, Inc.
4.750%, 8/1/26§		18,000	18,090
UBS AG
7.250%, 2/22/22 (l)(m)		200,000	203,000

			1,211,865

Consumer Finance (0.6%)
Ford Motor Credit Co. LLC
8.000%, 12/15/16		150,000	151,254
3.157%, 8/4/20		200,000	204,584
General Motors Financial Co., Inc.
3.200%, 7/6/21		50,000	50,285

			406,123

Diversified Financial Services (0.4%)
Bank of America NA
5.300%, 3/15/17		100,000	101,543
Berkshire Hathaway, Inc.
3.125%, 3/15/26		100,000	103,720
Shell International Finance BV
3.250%, 5/11/25		50,000	51,339

			256,602

Total Financials			6,761,502

See Notes to Financial Statements.

1290 FUNDS

1290 UNCONSTRAINED BOND MANAGERS FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2016

	Principal Amount	Value (Note 1)

Health Care (1.9%)
Biotechnology (0.6%)
AbbVie, Inc.
3.600%, 5/14/25	$100,000	$101,950
4.700%, 5/14/45	75,000	77,325
Amgen, Inc.
4.663%, 6/15/51§	100,000	103,047
Biogen, Inc.
3.625%, 9/15/22	55,000	58,421
Celgene Corp.
5.000%, 8/15/45	50,000	53,309
Gilead Sciences, Inc.
4.500%, 2/1/45	50,000	52,030

		446,082

Health Care Equipment & Supplies (0.3%)
Boston Scientific Corp.
3.850%, 5/15/25	100,000	104,487
Hill-Rom Holdings, Inc.
5.750%, 9/1/23§	20,000	21,125
Zimmer Biomet Holdings, Inc.
3.550%, 4/1/25	100,000	102,147

		227,759

Health Care Providers & Services (0.7%)
Anthem, Inc.
1.875%, 1/15/18	100,000	100,415
Centene Corp.
4.750%, 1/15/25	53,000	52,634
DaVita, Inc.
5.125%, 7/15/24	4,000	3,900
5.000%, 5/1/25	50,000	47,970
Fresenius Medical Care U.S. Finance II, Inc.
4.750%, 10/15/24§	50,000	52,125
HCA, Inc.
4.750%, 5/1/23	70,000	72,625
Molina Healthcare, Inc.
5.375%, 11/15/22	35,000	36,421
RegionalCare Hospital Partners Holdings, Inc.
8.250%, 5/1/23§	35,000	35,483
Tenet Healthcare Corp.
4.350%, 6/15/20 (l)	35,000	35,196
4.500%, 4/1/21	17,000	17,000
WellCare Health Plans, Inc.
5.750%, 11/15/20	17,000	17,468

		471,237

Health Care Technology (0.1%)
Quintiles IMS, Inc.
4.875%, 5/15/23§	52,000	53,627

Pharmaceuticals (0.2%)
Actavis Funding SCS
3.800%, 3/15/25	70,000	72,783
Valeant Pharmaceuticals International, Inc.
5.500%, 3/1/23§	50,000	39,312
6.125%, 4/15/25§	49,000	38,710

		150,805

Total Health Care		1,349,510

Industrials (0.5%)
Aerospace & Defense (0.0%)
TransDigm, Inc.
6.375%, 6/15/26§	21,000	21,435

Building Products (0.0%)
Standard Industries, Inc.
5.125%, 2/15/21§	35,000	36,750

Commercial Services & Supplies (0.2%)
Aramark Services, Inc.
5.125%, 1/15/24§	10,000	10,475
4.750%, 6/1/26§	10,000	10,000
Clean Harbors, Inc.
5.125%, 6/1/21	35,000	35,700
Prime Security Services Borrower LLC
9.250%, 5/15/23§	50,000	53,125

		109,300

Professional Services (0.1%)
IHS Markit Ltd.
5.000%, 11/1/22§	35,000	37,012

Trading Companies & Distributors (0.2%)
International Lease Finance Corp.
7.125%, 9/1/18§	150,000	163,320

Total Industrials		367,817

Information Technology (0.4%)
IT Services (0.1%)
First Data Corp.
5.375%, 8/15/23§	50,000	51,565
5.000%, 1/15/24§	17,000	17,207

		68,772

Software (0.1%)
Microsoft Corp.
4.450%, 11/3/45	70,000	76,527
SS&C Technologies Holdings, Inc.
5.875%, 7/15/23	11,000	11,578

		88,105

Technology Hardware, Storage & Peripherals (0.2%)
Apple, Inc.
4.650%, 2/23/46	85,000	93,722

Total Information Technology		250,599

Materials (0.3%)
Chemicals (0.1%)
Valvoline, Inc.
5.500%, 7/15/24§	53,000	55,783

Containers & Packaging (0.2%)
Amcor Finance USA, Inc.
3.625%, 4/28/26§	100,000	101,819
Reynolds Group Issuer, Inc.
5.750%, 10/15/20	35,000	35,833
Sealed Air Corp.
5.250%, 4/1/23§	35,000	36,881

		174,533

Total Materials		230,316

See Notes to Financial Statements.

1290 FUNDS

1290 UNCONSTRAINED BOND MANAGERS FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2016

	Principal Amount		Value (Note 1)

Real Estate (0.9%)
Equity Real Estate Investment Trusts (REITs) (0.9%)
DuPont Fabros Technology LP
5.875%, 9/15/21		$35,000	$36,662
HCP, Inc.
3.875%, 8/15/24		75,000	76,326
Ventas Realty LP
4.125%, 1/15/26		125,000	133,407
VEREIT Operating Partnership LP
3.000%, 2/6/19		35,000	35,394
WEA Finance LLC
2.700%, 9/17/19§		200,000	204,293
Welltower, Inc.
3.750%, 3/15/23		150,000	156,456

Total Real Estate			642,538

Telecommunication Services (1.7%)
Diversified Telecommunication Services (1.4%)
AT&T, Inc.
4.350%, 6/15/45		75,000	69,183
CCO Holdings LLC
5.500%, 5/1/26§		17,000	17,425
Intelsat Jackson Holdings SA
5.500%, 8/1/23		70,000	46,200
Level 3 Financing, Inc.
5.250%, 3/15/26§		18,000	18,293
SBA Communications Corp.
4.875%, 9/1/24§		55,000	54,862
SFR Group SA
7.375%, 5/1/26§		200,000	202,000
Sprint Capital Corp.
6.900%, 5/1/19		200,000	210,500
Verizon Communications, Inc.
5.150%, 9/15/23		200,000	228,747
4.862%, 8/21/46		125,000	131,791

			979,001

Wireless Telecommunication Services (0.3%)
Sprint Communications, Inc.
6.000%, 12/1/16		100,000	99,850
9.000%, 11/15/18§		35,000	38,325
T-Mobile USA, Inc.
6.250%, 4/1/21		35,000	36,358
6.731%, 4/28/22		35,000	36,663

			211,196

Total Telecommunication Services			1,190,197

Utilities (1.3%)
Electric Utilities (0.6%)
Emera US Finance LP
2.700%, 6/15/21§		100,000	101,749
Florida Power & Light Co.
4.050%, 10/1/44		100,000	109,359
Northern States Power Co.
4.125%, 5/15/44		100,000	108,468
Public Service Co. of New Mexico
3.850%, 8/1/25		100,000	104,497

			424,073

Gas Utilities (0.5%)
Perusahaan Gas Negara Persero Tbk.
5.125%, 5/16/24§		200,000	213,514
Sabine Pass Liquefaction LLC
5.000%, 3/15/27§		100,000	101,500

			315,014

Independent Power and Renewable Electricity Producers (0.0%)
Dynegy, Inc.
5.875%, 6/1/23		10,000	8,954

Multi-Utilities (0.2%)
Berkshire Hathaway Energy Co.
5.150%, 11/15/43		100,000	119,721

Total Utilities			867,762

Total Corporate Bonds			13,788,238

Foreign Government Securities (2.4%)
Autonomous Community of Catalonia
4.300%, 11/15/16	EUR	100,000	108,915
4.900%, 9/15/21		100,000	111,983
Federative Republic of Brazil
2.625%, 1/5/23		$200,000	184,800
Hellenic Republic Government Bond
3.375%, 7/17/17 (m)	EUR	200,000	216,300
3.800%, 8/8/17	JPY	5,000,000	45,652
Kingdom of Saudi Arabia
3.250%, 10/26/26§		$200,000	197,200
Republic of Croatia
6.625%, 7/14/20 (m)		100,000	110,750
Republic of Slovenia
5.850%, 5/10/23 (m)		300,000	354,354
Romania Government Bond
4.875%, 1/22/24 (m)		90,000	100,688
United Mexican States
3.500%, 1/21/21		200,000	209,800

Total Foreign Government Securities			1,640,442

Loan Participations (0.2%)
Consumer Discretionary (0.1%)
Media (0.1%)
Charter Communications Operating LLC
3.500%, 1/24/23		99,500	100,039

Total Consumer Discretionary			100,039

Information Technology (0.1%)
Semiconductors & Semiconductor Equipment (0.1%)
Avago Technolgies Term Loan B3
3.535%, 2/1/23		33,736	34,073

Total Information Technology			34,073

Total Loan Participations			134,112

Mortgage-Backed Securities (11.2%)
FNMA
2.800%, 3/1/18		163,680	165,293
4.550%, 10/1/19		76,588	82,540
4.910%, 10/1/19		63,135	68,637
4.714%, 2/1/20		112,999	121,911
3.416%, 10/1/20		76,299	80,616

See Notes to Financial Statements.

1290 FUNDS

1290 UNCONSTRAINED BOND MANAGERS FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2016

	Principal Amount		Value (Note 1)

3.762%, 12/1/20		$77,084	$82,618
3.750%, 7/1/25		34,394	37,721
2.210%, 9/1/26		220,000	217,356
3.340%, 2/1/27		205,000	218,835
3.110%, 2/1/28		115,000	120,324
3.150%, 2/1/28		74,259	78,284
3.259%, 2/1/28		45,000	47,741
3.200%, 3/1/31		223,978	233,195
3.480%, 11/1/35		55,000	58,090
3.500%, 9/1/46		5,200,001	5,459,189
GNMA
3.500%, 3/15/45		644,895	684,218

Total Mortgage-Backed Securities			7,756,568

Municipal Bonds (0.4%)
City of New York, General Obligation Bonds Series D
5.985%, 12/1/36		100,000	130,811
New York City Transitional Finance Authority
5.267%, 5/1/27		115,000	140,545
State of Illinois, General Obligation Bonds
5.100%, 6/1/33		10,000	9,559

Total Municipal Bonds			280,915

U.S. Government Agency Securities (1.5%)
FFCB
0.650%, 5/30/17 (l)		350,000	350,394
FHLMC
0.531%, 4/20/17 (l)		350,000	349,957
FNMA
0.538%, 10/5/17 (l)		350,000	349,837

Total U.S. Government Agency Securities			1,050,188

U.S. Treasury Obligations (15.1%)
U.S. Treasury Bonds
2.500%, 5/15/46		200,000	196,375
U.S. Treasury Notes
0.625%, 8/31/17		1,760,000	1,759,381
0.750%, 10/31/17		635,000	635,214
1.875%, 10/31/22 (z)		3,800,000	3,878,932
1.375%, 6/30/23 (z)		600,000	591,844
1.375%, 8/31/23		500,000	492,563
0.125%, 7/15/24 TIPS		2,535,875	2,561,234
1.625%, 5/15/26		400,000	392,914

Total U.S. Treasury Obligations			10,508,457

Total Long-Term Debt Securities (91.6%) (Cost $62,692,809)			63,674,315

SHORT-TERM INVESTMENTS:
Certificates of Deposit (1.1%)
Barclays Bank plc
1.74%, 11/6/17 (l)(p)		100,000	100,271
Mitsubishi UFJ Trust & Banking Corp.
1.58%, 9/19/17 (l)(p)		100,000	100,036
Natixis SA
1.55%, 9/25/17 (l)(p)		200,000	200,151
Norinchukin Bank
1.59%, 10/12/17 (l)(p)		100,000	100,188

Sumitomo Mitsui Banking Corp.
1.55%, 9/15/17 (l)(p)		100,000	100,044
Sumitomo Mitsui Trust Bank Ltd.
1.58%, 9/18/17 (l)(p)		200,000	200,429

Total Certificates of Deposit			801,119

Foreign Government Securities (2.9%)
Japanese Treasury Bills
(0.12)%, 12/12/16 (p)	JPY	30,000,000	286,107
(0.22)%, 1/10/17 (p)		180,000,000	1,717,135

Total Foreign Government Securities			2,003,242

U.S. Government Agency Securities (0.4%)
FHLB
0.31%, 1/3/17 (o)(p)		$100,000	99,945
0.34%, 1/13/17 (o)(p)		200,000	199,862

Total U.S. Government Agency Securities			299,807

U.S. Treasury Obligations (4.9%)
U.S. Treasury Bills
0.16%, 11/25/16 (p)		220,000	219,975
0.17%, 12/8/16#(p)		60,000	59,989
0.26%, 1/12/17 (p)		510,000	509,730
0.33%, 2/23/17 (p)		1,640,000	1,638,261
0.45%, 4/13/17 (p)		960,000	958,023

Total U.S. Treasury Obligations			3,385,978

Total Short-Term Investments (9.3%) (Cost $6,531,790)			6,490,146

	Number of Contracts		Value (Note 1)
OPTIONS PURCHASED:
Interest Rate Swaptions Purchased (0.1%)
Call Interest Rate Swaptions Purchased Payable (0.1%)
Bank of America
30 years, December 2018 @
3.05% v. 3 Month LIBOR*		1,150,000	33,228
Put Interest Rate Swaptions Purchased Receivable (0.0%)
JPMorgan Chase & Co.
2 years, March 2017 @
1.00% v. 3 Month LIBOR*		2,300,000	2,614

Total Options Purchased (0.1%) (Cost $64,195)			35,842

Total Investments Before Options Written and Securities Sold Short (101.0%) (Cost $69,288,794)			70,200,303

OPTIONS WRITTEN:
Interest Rate Swaptions Written (-0.1%)
Call Interest Rate Swaptions Written Payable (0.0%)
JPMorgan Chase & Co.
10 years, March 2017 @
1.56% v. 3 Month LIBOR*		(200,000)	(1,922)
10 years, March 2017 @
1.57% v. 3 Month LIBOR*		(300,000)	(2,980)

			(4,902)

See Notes to Financial Statements.

1290 FUNDS

1290 UNCONSTRAINED BOND MANAGERS FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2016

	Number of Contracts	Value (Note 1)

Put Interest Rate Swaptions Written Receivable (-0.1%)
Bank of America
5 years, December 2018 @
2.70% v. 3 Month LIBOR*	(5,800,000)	$(32,928)

Total Options Written (-0.1%) (Premiums Received $69,696)		(37,830)

Total Investments before Securities Sold Short (100.9%) (Cost $69,219,098)		70,162,473

	Principal Amount	Value (Note 1)
SECURITIES SOLD SHORT:
Mortgage-Backed Security (-1.2%)
FNMA
3.500%, 11/25/46 TBA	$(800,000)	(839,883)

Total Securities Sold Short (-1.2%) (Proceeds Received $842,156)		(839,883)

Total Investments after Options Written and Securities Sold Short (99.7%) (Cost $68,376,942)		69,322,590
Other Assets Less Liabilities (0.3%)		206,265

Net Assets (100%)		$69,528,855

*	Non-income producing.
†	Security (totaling $199,864 or 0.3% of net assets) held at fair value by management.
§	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At October 31, 2016, the market value of these securities amounted to $8,876,254 or 12.8% of net assets.
#	All, or a portion of security held by broker as collateral for financial futures contracts, with a total collateral value of $59,989.
(b)	Rule 144A Illiquid Security. At October 31, 2016, the market value of these securities amounted to $269,627 or 0.4% of net assets.
(e)	Step Bond - Coupon rate increases in increments to maturity. Rate disclosed is as of October 31, 2016. Maturity date disclosed is the ultimate maturity date.
(l)	Floating Rate Security. Rate disclosed is as of October 31, 2016.
(m)	Regulation S is an exemption for securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933. At October 31, 2016, the market value of these securities amounted to $1,678,654 or 2.4% of net assets.
(o)	Discount Note Security. Effective rate calculated as of October 31, 2016.
(p)	Yield to maturity.
(y)	Securities are perpetual and, thus, do not have a predetermined maturity date. The coupon rate for these securities are fixed for a period of time and may be structured to adjust thereafter. The date shown, if applicable, reflects the next call date. The coupon rate shown is the rate in effect as of October 31, 2016.
(z)	All or a portion of the Security is held as a Sale-Buyback position. See Note 1.

Glossary:

CLO	— Collateralized Loan Obligation
EUR	— European Currency Unit
FFCB	— Federal Farm Credit Bank
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corp.
FNMA	— Federal National Mortgage Association
GBP	— British Pound
GNMA	— Government National Mortgage Association
IO	— Interest Only
JPY	— Japanese Yen
LIBOR	— London Interbank offered Rate
TBA	— To Be Announced; Security is subject to delayed
delivery
TIPS	— Treasury Inflation Protected Security

At October 31, 2016, the Fund had the following futures contracts open: (Note 1)

	Number of Contracts	Expiration Date	Original Value	Value at 10/31/2016	Unrealized Appreciation/ (Depreciation)
Purchases
10 Year U.S. Treasury Notes	13	December-16	$1,701,079	$1,685,125	$(15,954)
5 Year U.S. Treasury Notes	14	December-16	1,700,827	1,691,156	(9,671)
Euro-Bund	4	December-16	721,548	712,088	(9,460)
U.S. Ultra Bond	2	December-16	363,217	351,875	(11,342)

					$(46,427)

Sales
10 Year U.S. Treasury Notes	15	December-16	$1,969,000	$1,944,375	$24,625
90 Day Eurodollar	41	December-16	10,163,387	10,153,137	10,250
90 Day Eurodollar	7	March-17	1,734,250	1,732,850	1,400
U.S. Ultra Bond	4	December-16	750,585	703,750	46,835

					$83,110

					$36,683

See Notes to Financial Statements.

1290 FUNDS

1290 UNCONSTRAINED BOND MANAGERS FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2016

At October 31, 2016, the Fund had outstanding foreign currency contracts to buy/sell foreign currencies as follows: (Note 1)

Foreign Currency Buy Contracts	Counterparty	Local Contract Buy Amount (000’s)	U.S. $ Current Value	U.S. $ Settlement Value	Unrealized Appreciation/ (Depreciation)
Brazilian Real vs. U.S. Dollar, expiring 12/2/16	Deutsche Bank AG	550	$170,708	$166,416	$4,292
British Pound vs. U.S. Dollar, expiring 11/14/16	JPMorgan Chase Bank	102	124,877	125,594	(717)
Korean Won vs. U.S. Dollar, expiring 11/10/16	JPMorgan Chase Bank	190,562	166,536	169,690	(3,154)
Mexican Peso vs. U.S. Dollar, expiring 2/13/17	Bank of America	2,013	105,304	104,933	371
Russian Ruble vs. U.S. Dollar, expiring 12/15/16	Credit Suisse	21,075	328,563	324,479	4,084
Singapore Dollar vs. U.S. Dollar, expiring 11/10/16	Deutsche Bank AG	230	165,437	165,458	(21)
Taiwan Dollar vs. U.S. Dollar, expiring 11/10/16	Bank of America	5,357	169,790	169,754	36

					$4,891

Foreign Currency Sell Contracts	Counterparty	Local Contract Sell Amount (000’s)	U.S. $ Settlement Value	U.S. $ Current Value	Unrealized Appreciation/ (Depreciation)
British Pound vs. U.S. Dollar, expiring 11/14/16	Bank of America	190	$231,825	$232,613	$(788)
British Pound vs. U.S. Dollar, expiring 11/14/16	JPMorgan Chase Bank	118	153,391	144,465	8,926
European Union Euro vs. U.S. Dollar, expiring 11/2/16	Bank of America	1,404	1,579,164	1,541,241	37,923
European Union Euro vs. U.S. Dollar, expiring 11/2/16	Credit Suisse	7	7,794	7,684	110
European Union Euro vs. U.S. Dollar, expiring 12/2/16	Bank of America	1,411	1,541,962	1,550,781	(8,819)
European Union Euro vs. U.S. Dollar, expiring 12/2/16	JPMorgan Chase Bank	9	9,834	9,892	(58)
Japanese Yen vs. U.S. Dollar, expiring 11/2/16	JPMorgan Chase Bank	78,400	774,559	747,592	26,967
Japanese Yen vs. U.S. Dollar, expiring 11/9/16	Citibank N.A.	80,000	788,826	763,022	25,804
Japanese Yen vs. U.S. Dollar, expiring 11/10/16	Citibank N.A.	30,000	288,823	286,143	2,680
Japanese Yen vs. U.S. Dollar, expiring 12/2/16	JPMorgan Chase Bank	78,400	747,678	748,324	(646)
Japanese Yen vs. U.S. Dollar, expiring 1/10/17	JPMorgan Chase Bank	100,000	970,873	956,511	14,362
Korean Won vs. U.S. Dollar, expiring 11/10/16	Deutsche Bank AG	190,562	171,000	166,537	4,463
Korean Won vs. U.S. Dollar, expiring 1/17/17	JPMorgan Chase Bank	190,562	169,630	166,499	3,131
Singapore Dollar vs. U.S. Dollar, expiring 11/10/16	Bank of America	230	171,000	165,437	5,563
Singapore Dollar vs. U.S. Dollar, expiring 1/17/17	Deutsche Bank AG	230	165,512	165,493	19
Taiwan Dollar vs. U.S. Dollar, expiring 11/10/16	Deutsche Bank AG	5,357	171,000	169,790	1,210
Taiwan Dollar vs. U.S. Dollar, expiring 3/21/17	Bank of America	5,357	170,500	170,406	94

					$120,941

					$125,832

Options Written:

Options written for the year ended October 31, 2016 were as follows:

	Total Number of Contracts	Total Premiums Received
Options Outstanding – November 1, 2015	21,326,000	$160,261
Options Written	20,000,150	201,958
Options Terminated in Closing Purchase Transactions	(35,026,120)	(280,497)
Options Expired	(30)	(12,026)
Options Exercised	—	—

Options Outstanding – October 31, 2016	6,300,000	$69,696

See Notes to Financial Statements.

1290 FUNDS

1290 UNCONSTRAINED BOND MANAGERS FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2016

Credit Default Swap Index Contracts-Sell Protection

Swap Counterparty	Reference Obligation	Contract Annual Fixed Rate	Notional Amount		Upfront Premium Received (Paid)	Maturity Date	Implied Credit Spread as of 10/31/2016	Unrealized Appreciation/ (Depreciation)	Market Value
Bank of America	Volkswagen International Finance N.V.	1.000%	EUR	100,000	$(45)	12/20/16	0.228%	$291	$246
Deutsche Bank AG	Argentine Republic	5.000		$100,000	2,083	6/20/17	0.893	1,123	3,206
Bank of America	Republic of Colombia	1.000		100,000	(3,882)	12/20/21	1.740	417	(3,465)

					$(1,844)			$1,831	$(13)

Centrally Cleared Credit Default Swap Index Contracts-Sell Protection

Swap Counterparty	Reference Obligation	Contract Annual Fixed Rate	Notional Amount		Upfront Premium Received (Paid)	Maturity Date	Implied Credit Spread as of 10/31/2016	Unrealized Appreciation/ (Depreciation)	Market Value
Credit Suisse	CDX North America High Yield Index	5.000%		$50,000	$1,499	6/20/21	3.928%	$947	$2,446

Centrally Cleared Interest Rate Swaps

Swap Counterparty	Payments Made by the Fund	Payments Received by the Fund	Notional Amount		Termination Date	Upfront Premium Received (Paid)	Unrealized Appreciation/ (Depreciation)	Market Value
	Rates Type
Credit Suisse	0.300% semi-annually	6 month LIBOR semi-annually	JPY	40,000,000	3/18/26	$(3,709)	$(4,661)	$(8,370)
Credit Suisse	0.300% semi-annually	6 month LIBOR semi-annually		50,000,000	3/18/26	(6,153)	(4,310)	(10,463)
Wells Fargo Bank N.A.	1.750% semi-annually	3 month LIBOR quarterly		$750,000	12/21/26	(12,699)	9,841	(2,858)
Wells Fargo Bank N.A.	2.250% semi-annually	3 month LIBOR quarterly		400,000	12/21/46	(32,266)	14,307	(17,959)
Wells Fargo Bank N.A.	1.750% semi-annually	3 month LIBOR quarterly		500,000	12/21/26	(9,489)	7,584	(1,905)
Wells Fargo Bank N.A.	1.750% semi-annually	3 month LIBOR quarterly		450,000	12/21/26	(8,025)	6,310	(1,715)
Wells Fargo Bank N.A.	2.250% semi-annually	3 month LIBOR quarterly		300,000	9/14/46	—	(14,543)	(14,543)
Wells Fargo Bank N.A.	2.250% semi-annually	3 month LIBOR quarterly		100,000	12/21/46	(11,830)	7,340	(4,490)
Wells Fargo Bank N.A.	2.250% semi-annually	3 month LIBOR quarterly		100,000	12/21/46	(12,460)	7,970	(4,490)
Wells Fargo Bank N.A.	2.250% semi-annually	3 month LIBOR quarterly		100,000	12/21/46	(12,486)	7,996	(4,490)
Wells Fargo Bank N.A.	1.750% semi-annually	3 month LIBOR quarterly		1,900,000	12/21/23	(37,713)	9,242	(28,471)
Wells Fargo Bank N.A.	2.500% semi-annually	3 month LIBOR quarterly		300,000	6/15/46	(20,436)	(12,922)	(33,358)
Wells Fargo Bank N.A.	2.300% semi-annually	3 month LIBOR quarterly		700,000	12/3/25	(39,344)	(5,653)	(44,997)
Wells Fargo Bank N.A.	2.000% semi-annually	6 month LIBOR semi-annually	GBP	400,000	3/18/22	1,096	(16,242)	(15,146)
Wells Fargo Bank N.A.	1.250% semi-annually	3 month LIBOR quarterly		$5,700,000	6/15/18	(29,206)	(9,554)	(38,760)

See Notes to Financial Statements.

1290 FUNDS

1290 UNCONSTRAINED BOND MANAGERS FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2016

Swap Counterparty	Payments Made by the Fund	Payments Received by the Fund	Notional Amount	Termination Date	Upfront Premium Received (Paid)	Unrealized Appreciation/ (Depreciation)	Market Value
	Rates Type
Wells Fargo Bank N.A.	1.750% semi-annually	3 month LIBOR quarterly	$3,200,000	12/21/26	$(63,557)	$51,363	$(12,194)
Wells Fargo Bank N.A.	1.750% semi-annually	3 month LIBOR quarterly	700,000	12/21/23	(16,630)	6,142	(10,488)
Wells Fargo Bank N.A.	1.750% semi-annually	3 month LIBOR quarterly	7,000,000	12/16/18	(116,640)	(17,786)	(134,426)
Wells Fargo Bank N.A.	3 month LIBOR quarterly	2.000% semi-annually	1,400,000	12/16/20	46,318	4,022	50,340

					$(385,229)	$46,446	$(338,783)

The following is a summary of the inputs used to value the Fund’s assets and liabilities carried at fair value as of October 31, 2016:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) (a)	Level 3 Significant Unobservable Inputs (including the Fund’s own assumptions in determining the fair value of investments)	Total
Assets:
Asset-Backed Securities	$—	$15,665,389	$199,864	$15,865,253
Centrally Cleared Credit Default Swaps	—	947	—	947
Centrally Cleared Interest Rate Swaps	—	132,117	—	132,117
Collateralized Mortgage Obligations	—	8,381,179	—	8,381,179
Commercial Mortgage-Backed Securities	—	4,268,963	—	4,268,963
Corporate Bonds
Consumer Discretionary	—	536,320	—	536,320
Consumer Staples	—	529,901	—	529,901
Energy	—	1,061,776	—	1,061,776
Financials	—	6,761,502	—	6,761,502
Health Care	—	1,349,510	—	1,349,510
Industrials	—	367,817	—	367,817
Information Technology	—	250,599	—	250,599
Materials	—	230,316	—	230,316
Real Estate	—	642,538	—	642,538
Telecommunication Services	—	1,190,197	—	1,190,197
Utilities	—	867,762	—	867,762
Credit Default Swaps	—	1,831	—	1,831
Foreign Government Securities	—	1,640,442	—	1,640,442
Forward Currency Contracts	—	140,035	—	140,035
Futures	83,110	—	—	83,110
Loan Participations
Consumer Discretionary	—	100,039	—	100,039
Information Technology	—	34,073	—	34,073

See Notes to Financial Statements.

1290 FUNDS

1290 UNCONSTRAINED BOND MANAGERS FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2016

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) (a)	Level 3 Significant Unobservable Inputs (including the Fund’s own assumptions in determining the fair value of investments)	Total
Mortgage-Backed Securities	$—	$7,756,568	$—	$7,756,568
Municipal Bonds	—	280,915	—	280,915
Options Purchased
Interest Rate Swaptions Purchased	—	35,842	—	35,842
Short-Term Investments
Certificates of Deposit	—	801,119	—	801,119
Foreign Government Securities	—	2,003,242	—	2,003,242
U.S. Government Agency Securities	—	299,807	—	299,807
U.S. Treasury Obligations	—	3,385,978	—	3,385,978
U.S. Government Agency Securities	—	1,050,188	—	1,050,188
U.S. Treasury Obligations	—	10,508,457	—	10,508,457

Total Assets	$83,110	$70,275,369	$199,864	$70,558,343

Liabilities:
Centrally Cleared Interest Rate Swap	$—	$(85,671)	$—	$(85,671)
Forward Currency Contracts	—	(14,203)	—	(14,203)
Futures	(46,427)	—	—	(46,427)
Mortgage-Backed Securities	—	(839,883)	—	(839,883)
Options Written
Interest Rate Swaptions Written	—	(37,830)	—	(37,830)

Total Liabilities	$(46,427)	$(977,587)	$—	$(1,024,014)

Total	$36,683	$69,297,782	$199,864	$69,534,329

(a) A security with a market value of $137,622 transferred from Level 3 to Level 2 at the end of the period due to active trading.

There were no additional transfers between Levels 1, 2 or 3 during the year ended October 31, 2016.

Fair Values of Derivative Instruments as of October 31, 2016:
	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument*^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net assets – Unrealized appreciation	$251,069
Foreign exchange contracts	Receivables	140,035
Credit contracts	Receivables	2,778

Total		$393,882

	Liability Derivatives
Interest rate contracts	Payables, Net assets – Unrealized depreciation	$(169,928)
Foreign exchange contracts	Payables	(14,203)
Credit contracts	Payables	—

Total		$(184,131)

See Notes to Financial Statements.

1290 FUNDS

1290 UNCONSTRAINED BOND MANAGERS FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2016

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2016:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Foreign Currency Contracts	Swaps	Total
Interest rate contracts	$68,697	$190,584	$—	$(1,222,097)	$(962,816)
Foreign exchange contracts	40,366	—	(288,597)	—	(248,231)
Credit contracts	6,043	—	—	24,384	30,427

Total	$115,106	$190,584	$(288,597)	$(1,197,713)	$(1,180,620)

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Foreign Currency Contracts	Swaps	Total
Interest rate contracts	$16,253	$17,777	$—	$858,168	$892,198
Foreign exchange contracts	(8,272)	—	164,807	—	156,535
Credit contracts	(1,371)	—	—	(34,817)	(36,188)

Total	$6,610	$17,777	$164,807	$823,351	$1,012,545

*	Includes cumulative appreciation / depreciation of futures contracts and centrally cleared swaps as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

^	The Fund held options, forward foreign currency, futures and swap contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Fund held forward foreign currency contracts with an average settlement value of approximately $11,049,000, options with an average notional balance of approximately $152,000, swaps with an average notional balance of approximately $45,897,000 and futures contracts with an average notional balance of approximately $24,075,000 during the year ended October 31, 2016.

Sale-Buyback Transactions:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (1)	Payable for Sale-Buyback Transactions (2)
BNP Paribas S.A.	0.72%	9/23/2016	12/22/2016	$(598,500)	$(597,594)
BNP Paribas S.A.	0.73	9/27/2016	12/27/2016	(1,137,469)	(1,134,451)

					$(1,732,045)

(1)	The average amount of borrowings while outstanding for 42 days during the year ended October 31, 2016, was approximately $1,663,000 at a weighted average interest rate of 0.70%.
(2)	Payable for sale-buyback transactions includes ($3,924) of deferred price drop on sale-buyback transactions.

The following is a summary by counterparty of Borrowings and Other Financial Transactions and collateral (received)/pledged as of September 30, 2016:

Counterparty	Payable for Sale-Buyback Transactions	Collateral (Received)/ Pledged	Net Exposure (3)
BNP Paribas S.A.	$(1,732,045)	$1,714,693	$(17,352)

	$(1,732,045)	$1,714,693	$(17,352)

(3)	Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default.

See Notes to Financial Statements.

1290 FUNDS

1290 UNCONSTRAINED BOND MANAGERS FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2016

	September 30, 2016 Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Up to 30 Days	30 - 90 Days	Greater than 90 Days	Total
Sale-Buyback
U.S. Treasury Bonds	$—	$—	$—	$—	$—
U.S. Treasury Notes	—	—	1,732,045	—	1,732,045
Foreign Governments	—	—	—	—	—

Total Borrowings	$—	$—	$1,732,045	$—	$1,732,045

Gross amount of recognized liabilities for sale-buybacks					$1,732,045

The following table presents the Fund’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Fund as of October 31, 2016:

Counterparty	Gross Amount of Derivative Assets Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Received	Net Amount Due from Counterparty
Bank of America	$77,923	$(42,535)	$—	$35,388
Citibank N.A	28,484	—	—	28,484
Credit Suisse	4,194	—	—	4,194
Deutsche Bank AG	11,107	(21)	—	11,086
JPMorgan Chase Bank	56,000	(9,477)	—	46,523

Total	$177,708	$(52,033)	$—	$125,675

Counterparty	Gross Amount of Derivative Liabilities Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Received	Net Amount Due from Counterparty
Bank of America	$42,535	$(42,535)	$—	$—
Deutsche Bank AG	21	(21)	—	—
JPMorgan Chase Bank	9,477	(9,477)	—	—

Total	$52,033	$(52,033)	$—	$—

(a)	For financial reporting purposes the Fund does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statement of Assets and Liabilities.

Investment security transactions for the year ended October 31, 2016 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$102,640,641
Long-term U.S. government debt securities	10,474,896

$113,115,537

Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$88,028,410
Long-term U.S. government debt securities	3,959,034

$91,987,444

As of October 31, 2016, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,367,903
Aggregate gross unrealized depreciation	(461,823)

Net unrealized appreciation	$906,080

Federal income tax cost of investments	$69,294,223

See Notes to Financial Statements.

1290 FUNDS

1290 UNCONSTRAINED BOND MANAGERS FUND

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2016

ASSETS
Investments at value (Cost $69,288,794)	$70,200,303
Cash	704,347
Foreign cash (Cost $69,595)	69,010
Cash held as collateral at broker for swaps	388,000
Cash held as collateral at broker for futures	42,000
Receivable for securities sold	1,077,894
Receivable for forward commitments	842,156
Dividends, interest and other receivables	291,402
Unrealized appreciation on forward foreign currency contracts	140,035
Due from broker for futures variation margin	41,814
Market value on OTC swap contracts (Premiums received $2,038)	3,452
Receivable for Fund shares sold	100
Other assets	3,317

Total assets	73,803,830

LIABILITIES
Payable for sale-buyback financing transactions	1,732,045
Payable for securities purchased	1,449,247
Securities sold short (Proceeds received $842,156)	839,883
Dividends and distributions payable	59,437
Options written, at value (Premiums received $69,696)	37,830
Variation Margin on Centrally Cleared Swaps	33,965
Unrealized depreciation on forward foreign currency contracts	14,203
Market value on OTC swap contracts (Premiums received $3,882)	3,465
Administrative fees payable	2,525
Transfer agent fees payable	1,936
Distribution fees payable – Class R	42
Distribution fees payable – Class A	23
Trustees’ fees payable	1
Accrued expenses	100,373

Total liabilities	4,274,975

NET ASSETS	$69,528,855

Net assets were comprised of:
Paid in capital	$69,118,998
Accumulated undistributed net investment income (loss)	(189,400)
Accumulated undistributed net realized gain (loss) on investments, securities sold short, options written, futures, swaps and foreign currency transactions	(566,524)
Net unrealized appreciation (depreciation) on investments, securities sold short, options written, futures, swaps and foreign currency translations	1,165,781

Net assets	$69,528,855

Class A
Net asset value and redemption price per share, $108,623 / 10,986 shares outstanding (unlimited amount authorized: $0.001 par value)	$9.89
Maximum sales charge (4.50% of offering price)	0.47

Maximum offering price per share	$10.36

Class I
Net asset value and redemption price per share, $69,321,297 / 7,006,911 shares outstanding (unlimited amount authorized: $0.001 par value)	$9.89

Class R
Net asset value and redemption price per share, $98,935 / 10,010 shares outstanding (unlimited amount authorized: $0.001 par value)	$9.88

STATEMENT OF OPERATIONS

For the Year Ended October 31, 2016

INVESTMENT INCOME
Interest	$2,111,855

EXPENSES
Investment advisory fees	549,664
Professional fees	200,669
Administrative fees	103,063
Printing and mailing expenses	43,321
Registration and filing fees	41,531
Custodian fees	27,200
Transfer agent fees	24,500
Offering costs	18,799
Trustees’ fees	6,927
Interest expense	3,260
Distribution fees – Class R	490
Distribution fees – Class A	261
Miscellaneous	68,442

Gross expenses	1,088,127
Less: Waiver from investment adviser	(294,316)

Net expenses	793,811

NET INVESTMENT INCOME (LOSS)	1,318,044

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments	337,694
Futures	190,584
Foreign currency transactions	(234,632)
Swaps	(1,197,713)
Options written	195,782
Securities sold short	(73,664)

Net realized gain (loss)	(781,949)

Change in unrealized appreciation (depreciation) on:
Investments	892,756
Futures	17,777
Foreign currency translations	185,234
Swaps	823,351
Options written	10,673
Securities sold short	(8,977)

Net change in unrealized appreciation (depreciation)	1,920,814

NET REALIZED AND UNREALIZED GAIN (LOSS)	1,138,865

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$2,456,909

See Notes to Financial Statements.

1290 FUNDS

1290 UNCONSTRAINED BOND MANAGERS FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31, 2016	July 6, 2015* to October 31, 2015
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$1,318,044	$141,092
Net realized gain (loss) on investments, securities sold short, options written, futures and foreign currency transactions	(781,949)	(405,468)
Net change in unrealized appreciation (depreciation) on investments, securities sold short, options written, futures and foreign currency translations	1,920,814	(755,033)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	2,456,909	(1,019,409)

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class A	(1,093)	(256)
Class I	(774,527)	(219,894)
Class R	(929)	(199)

	(776,549)	(220,349)

Return of capital
Class A	(1,669)	—
Class I	(1,182,210)	—
Class R	(1,417)	—

	(1,185,296)	—

TOTAL DIVIDENDS AND DISTRIBUTIONS:	(1,961,845)	(220,349)

CAPITAL SHARES TRANSACTIONS:
Class A
Capital shares sold [ 966 and 10,000 shares, respectively ]	9,460	100,000
Capital shares issued in reinvestment of dividends [ 20 and 0 shares, respectively ]	194	—

Total Class A transactions	9,654	100,000

Class I
Capital shares sold [ 25,890 and 6,980,847 shares, respectively ]	253,672	69,808,418
Capital shares issued in reinvestment of dividends [ 453 and 1 shares, respectively ]	4,449	6
Capital shares repurchased [ (280) and 0 shares, respectively ]	(2,750)	—

Total Class I transactions	255,371	69,808,424

Class R
Capital shares sold [ 10 and 10,000 shares, respectively ]	100	100,000

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	265,125	70,008,424

TOTAL INCREASE (DECREASE) IN NET ASSETS	760,189	68,768,666
NET ASSETS:
Beginning of period	68,768,666	—

End of period (a)	$69,528,855	$68,768,666

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$(189,400)	$(6,331)

* The Fund commenced operations on July 6, 2015.

See Notes to Financial Statements.

1290 FUNDS

1290 UNCONSTRAINED BOND MANAGERS FUND

FINANCIAL HIGHLIGHTS

Class A	Year Ended October 31, 2016	July 6, 2015* to October 31, 2015
Net asset value, beginning of period	$9.82	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.16	0.01
Net realized and unrealized gain (loss) on investments, securities sold short, options written, futures and foreign currency transactions	0.17	(0.16)

Total from investment operations	0.33	(0.15)

Less distributions:
Dividends from net investment income	(0.10)	(0.03)
Return of capital	(0.16)	—

Total dividends and distributions	(0.26)	(0.03)

Net asset value, end of period	$9.89	$9.82

Total return (b)	3.39%	(1.54)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$109	$98
Ratio of expenses to average net assets:
After waivers (a)	1.40%	1.40%
Before waivers (a)	1.84%	1.62%
Ratio of net investment income (loss) to average net assets:
After waivers (a)	1.68%	0.37	%(l)
Before waivers (a)	1.24%	0.15	%(l)
Portfolio turnover rate (z)^	152%	77%

Class I	Year Ended October 31, 2016	July 6, 2015* to October 31, 2015
Net asset value, beginning of period	$9.82	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.19	0.02
Net realized and unrealized gain (loss) on investments, securities sold short, options written, futures and foreign currency transactions	0.16	(0.17)

Total from investment operations	0.35	(0.15)

Less distributions:
Dividends from net investment income	(0.11)	(0.03)
Return of capital	(0.17)	—

Total dividends and distributions	(0.28)	(0.03)

Net asset value, end of period	$9.89	$9.82

Total return (b)	3.63%	(1.49)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$69,321	$68,572
Ratio of expenses to average net assets:
After waivers (a)	1.15%	1.15%
Before waivers (a)	1.58%	1.36%
Ratio of net investment income (loss) to average net assets:
After waivers (a)	1.92%	0.68	%(l)
Before waivers (a)	1.49%	0.47	%(l)
Portfolio turnover rate (z)^	152%	77%

See Notes to Financial Statements.

1290 FUNDS

1290 UNCONSTRAINED BOND MANAGERS FUND

FINANCIAL HIGHLIGHTS (Continued)

Class R	Year Ended October 31, 2016	July 6, 2015* to October 31, 2015
Net asset value, beginning of period	$9.82	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.14	—	#
Net realized and unrealized gain (loss) on investments, securities sold short, options written, futures and foreign currency transactions	0.15	(0.16)

Total from investment operations	0.29	(0.16)

Less distributions:
Dividends from net investment income	(0.09)	(0.02)
Return of capital	(0.14)	—

Total dividends and distributions	(0.23)	(0.02)

Net asset value, end of period	$9.88	$9.82

Total return (b)	3.05%	(1.60)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$99	$98
Ratio of expenses to average net assets:
After waivers (a)	1.65%	1.65%
Before waivers (a)	2.08%	1.88%
Ratio of net investment income (loss) to average net assets:
After waivers (a)	1.42%	0.12	%(l)
Before waivers (a)	0.99%	(0.11	)%(l)
Portfolio turnover rate (z)^	152%	77%
*	Commencement of Operations.
#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

1290 FUNDS

NOTES TO FINANCIAL STATEMENTS

October 31, 2016

Note 1	Organization and Significant Accounting Policies

1290 Funds (the “Trust”) was organized as a Delaware statutory trust on March 1, 2013 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company with eight diversified funds in operation (each a “Fund” and collectively, the “Funds”). The investment adviser to each Fund is AXA Equitable Funds Management Group, LLC d/b/a 1290 Asset Managers® (“1290 Asset Managers” or “FMG LLC” or the “Adviser”), a wholly-owned subsidiary of AXA Equitable Life Insurance Company (“AXA Equitable”).

The total amount of seed capital at the Funds’ commencement of operations is listed below:

Funds:	Commencement Date	Class	Seed Capital
1290 Convertible Securities	7/6/15	Class A	$100,000
1290 Convertible Securities	7/6/15	Class I	19,800,000
1290 Convertible Securities	7/6/15	Class R	100,000
1290 DoubleLine Dynamic Allocation	3/7/16	Class A	100,000
1290 DoubleLine Dynamic Allocation	3/7/16	Class I	49,800,000
1290 DoubleLine Dynamic Allocation	3/7/16	Class R	100,000
1290 GAMCO Small/Mid Cap Value	11/12/14	Class A	780,000
1290 GAMCO Small/Mid Cap Value	11/12/14	Class C	260,000
1290 GAMCO Small/Mid Cap Value	11/12/14	Class I	780,000
1290 GAMCO Small/Mid Cap Value	11/12/14	Class R	780,000
1290 Global Talents	4/11/16	Class A	100,000
1290 Global Talents	4/11/16	Class I	19,800,000
1290 Global Talents	4/11/16	Class R	100,000
1290 High Yield Bond	11/12/14	Class A	9,030,000
1290 High Yield Bond	11/12/14	Class C	3,010,000
1290 High Yield Bond	11/12/14	Class I	9,030,000
1290 High Yield Bond	11/12/14	Class R	9,030,000
1290 Multi-Alternative Strategies	7/6/15	Class A	100,000
1290 Multi-Alternative Strategies	7/6/15	Class I	9,800,000
1290 Multi-Alternative Strategies	7/6/15	Class R	100,000
1290 SmartBeta Equity	11/12/14	Class A	3,030,000
1290 SmartBeta Equity	11/12/14	Class C	1,010,000
1290 SmartBeta Equity	11/12/14	Class I	3,030,000
1290 SmartBeta Equity	11/12/14	Class R	3,030,000
1290 Unconstrained Bond Managers	7/6/15	Class A	100,000
1290 Unconstrained Bond Managers	7/6/15	Class I	35,800,000
1290 Unconstrained Bond Managers	7/6/15	Class R	100,000

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with vendors and others that provide for general indemnifications. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust. However, based on experience, the Trust and management expect the risk of loss to be remote.

Each of the investment sub-advisers (each a “Sub-Adviser”) independently chooses and maintains a portfolio of securities for their respective Fund.

The 1290 Multi-Alternative Strategies Fund is a type of mutual fund often described as a “fund-of-funds.” The 1290 Multi-Alternative Strategies Fund pursues its investment objective by investing exclusively in other unaffiliated investment companies or exchange-traded funds.

1290 FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2016

The Trust issues four classes of shares, Class A, Class C, Class I and Class R on behalf of the following eight Funds: 1290 Convertible Securities Fund, 1290 DoubleLine Dynamic Allocation Fund, 1290 GAMCO Small/Mid Cap Value Fund, 1290 Global Talents Fund, 1290 High Yield Bond Fund, 1290 Multi-Alternative Strategies Fund, 1290 SmartBeta Equity Fund and 1290 Unconstrained Bond Managers Fund. Class C shares currently are not offered for sale.

The Class A, Class C and Class R shares are subject to distribution fees imposed under distribution plans (“Distribution Plans”) adopted pursuant to Rule 12b-1 under the 1940 Act. Under the Trust’s multiple-class distribution system, all four classes of shares have identical voting, dividend, liquidation and other rights, other than the payment of distribution fees under the applicable Distribution Plan.

Additionally, Class A shares are sold at a maximum front-end sales charge of up to 4.50% for 1290 Convertible Securities Fund, 1290 High Yield Bond Fund and 1290 Unconstrained Bond Managers Fund, and up to 5.50% for 1290 DoubleLine Dynamic Allocation Fund, 1290 GAMCO Small/Mid Cap Value Fund, 1290 Global Talents Fund, 1290 Multi-Alternative Strategies Fund and 1290 SmartBeta Equity Fund. Class A shares sold without a front-end sales charge are subject to a contingent deferred sales charge (“CDSC”) of 1% of the lesser of net asset value (“NAV”) of the redeemed shares at the time of purchase or the NAV of the redeemed shares at the time of redemption, if redeemed within 12 months of purchase. Class C shares are subject to a CDSC of 1% of the lesser of NAV of the redeemed shares at the time of purchase or the NAV of the redeemed shares at the time of redemption, if redeemed within 12 months of purchase.

1290 High Yield Bond Fund shares that are held for one month or less are subject to a 2.00% redemption fee based on the current NAV on all classes subject to certain exceptions as described in the Fund’s prospectus. No such redemption fees were assessed during the year ended October 31, 2016.

The investment objectives of each Fund are as follows:

1290 Convertible Securities Fund (sub-advised by Palisade Capital Management, L.L.C.) — Seeks a high level of total return.

1290 DoubleLine Dynamic Allocation Fund (sub-advised by DoubleLine Capital LP) — Seeks to achieve total return from long-term capital appreciation and income.

1290 GAMCO Small/Mid Cap Value Fund (sub-advised by GAMCO Asset Management Inc.) — Seeks to maximize capital appreciation.

1290 Global Talents Fund (sub-advised by AXA Investment Managers, Inc. (“AXA IM”), an affiliate of 1290 Asset Managers) — Seeks to provide long-term capital growth.

1290 High Yield Bond Fund (sub-advised by AXA IM) — Seeks to maximize current income.

1290 Multi-Alternative Strategies Fund — Seeks long-term growth of capital.

1290 SmartBeta Equity Fund (sub-advised by AXA Rosenberg Investment Management LLC, an affiliate of 1290 Asset Managers) — Seeks to achieve long-term capital appreciation.

1290 Unconstrained Bond Managers Fund (sub-advised by Pacific Investment Management Company LLC and TCW Investment Management Company) — Seeks to achieve maximum current income and total return over a full market cycle through opportunistic sector allocation.

The following is a summary of the significant accounting policies of the Trust:

In October 2016, the Securities and Exchange Commission (SEC) issued a new rule, Investment Company Reporting Modernization, which, among other provisions, amends Regulation S-X to require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements. Compliance with the guidance is required for financial statements filed with the SEC on or after August 1, 2017; adoption will have no effect on the Funds’ net assets or results of operations.

1290 FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2016

The preparation of financial statements in accordance with United States of America generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates. The Funds are investment companies and, accordingly, follow the Investment Company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. GAAP.

Valuation

Equity securities (including securities issued by exchange-traded funds (“ETFs”)) listed on national securities exchanges are valued at the last sale price or official closing price on the date of valuation or, if there is no sale or official closing price, at the latest available bid price. Securities listed on the NASDAQ stock market will be valued using the NASDAQ Official Closing Price (“NOCP”). Generally, the NOCP will be the last sale price unless the reported trade for the security is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price. Other unlisted stocks are valued at their last sale price or official closing price, or if there is no such price, at a bid price estimated by a broker.

Corporate bonds and notes are generally valued on the basis of prices provided by a pricing service. The pricing service may utilize many factors in making evaluations, trading in similar groups of securities and any developments related to specific securities. However, when such prices are not available, such bonds and notes are valued at a bid price estimated by a broker.

Convertible preferred stocks listed on national securities exchanges are valued as of their last sale price or, if there is no sale, at the latest available bid price. Convertible bonds and unlisted convertible preferred stocks are valued using prices obtained from a pricing service for such investments or, if a pricing service price is not available, at bid prices obtained from one or more of the major dealers in such bonds or stocks. Where there is a discrepancy between dealers, values may be adjusted based on recent premium spreads to the underlying common stocks. Convertible bonds may be matrix-priced based upon the conversion value to the underlying common stocks and market premiums.

Mortgage-backed and asset-backed securities are valued at evaluated prices obtained from a pricing service where available, or at a bid price obtained from one or more of the major dealers in such securities. The pricing service may utilize data such as issuer type, coupon, cash flows, collateral performance, mortgage prepayment projection tables and Adjustable Rate Mortgage evaluations that incorporate index data, periodic and life caps, the next coupon reset date and the convertibility of the bond in making evaluations. If a quoted price is unavailable, an equivalent yield or yield spread quotes will be obtained from a broker and converted to a price.

Options that are traded on an exchange are generally valued at their last sale price or official closing price on the date of valuation. Options not traded on an exchange or actively traded are valued according to fair value methods. The market value of a put or call option will usually reflect, among other factors, the market price of the underlying security.

Corporate and Municipal bonds and notes are generally valued on the basis of prices provided by a pricing service. The pricing service may utilize many factors in making evaluations, trading in similar groups of securities and any developments related to specific securities. However, when such prices are not available, such bonds and notes are valued at a bid price estimated by a broker.

U.S. Treasury securities and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are valued at prices obtained from a bond pricing service where available. The pricing service may utilize data received from active market makers and broker dealers, yield curves and the spread over comparable U.S. Treasury issues in making evaluations.

Foreign securities, including foreign government securities, not traded directly in the U.S., or traded in American Depositary Receipts (“ADR”) or similar form, are valued at representative quoted prices from the primary exchange in the currency of the country of origin. Foreign currency is converted into U.S. dollar equivalent at current exchange rates.

1290 FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2016

Investments in shares of open-end investment companies (other than ETFs) held by a Fund will be valued at the NAV of the shares of such funds as described in the underlying funds’ prospectuses.

Futures contracts are valued at their last settlement price or, if there is no sale, at the latest available bid price.

Centrally cleared swaps are priced using the value determined by the central counterparty (“CCP”) at the end of the day. If the CCP price is unavailable, a price provided by an approved pricing service will be used.

Swaptions are marked-to-market daily based upon values from third party vendors.

Forward foreign exchange contracts are valued by interpolating between the forward and spot currency rates as quoted by a pricing service as of a designated hour on the valuation date. The pricing service may utilize data such as actual trading information and foreign currency exchange rates gathered from leading market makers and foreign currency exchange trading centers throughout the world in making evaluations. Forward foreign exchange contracts may be settled with the counterparty in U.S. Dollars without the delivery of foreign currency.

During the year ended October 31, 2016, the 1290 GAMCO Small/Mid Cap Value, the 1290 Global Talents Fund and the 1290 Unconstrained Bond Managers Fund held forward foreign currency contracts to either gain exposure to certain currencies, or enter into an economic hedge against changes in the values of securities held in the Fund, that do not qualify for hedge accounting under Accounting Standards Codification (“ASC”) 815. The Statement of Operations for each Fund reflects realized gains or losses, if any, in forward currency transactions and unrealized gains or losses in forward currency exchange transactions. Further information on the impact of these positions on the Funds’ financial statements can be found in the Statement of Operations and Portfolio of Investments for each Fund.

If market quotations are not readily available for a security or other financial instruments, such securities and instruments shall be referred to the Trust’s Valuation Committee (“Committee”), who will value the assets in good faith pursuant to procedures (“Pricing Procedures”) adopted by the Board of Trustees of the Trust (the “Board”).

The Board is responsible for ensuring that appropriate valuation methods are used to price securities for the Funds. The Board has delegated the responsibility of calculating the NAVs of the Funds and classes pursuant to these Pricing Procedures to the Trust’s administrator, FMG LLC (in its capacity as administrator, the “Administrator”). The Administrator has entered into a sub-administration agreement with JPMorgan Chase Bank, N.A. (the “Sub-Administrator”) to assist in performing certain of the duties described herein. The Committee, established by the Board, determines the value of the Trust’s securities and assets for which market quotations are not readily available or for which valuation cannot otherwise be provided in accordance with procedures adopted by the Board. The Committee is comprised of senior employees from FMG LLC.

Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed.

Various inputs are used in determining the value of the Trust’s assets or liabilities carried at fair value. These inputs are summarized in three broad levels below:

•	Level 1 - quoted prices in active markets for identical assets
•	Level 2 - other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

A summary of inputs used to value each Fund’s assets and liabilities carried at fair value as of October 31, 2016 is included in the Portfolios of Investments. Changes in valuation techniques may result in transfers in or out of an investment’s assigned level. The Funds’ policy is to recognize transfers into and transfers out of the valuation levels as of the end of the reporting period.

1290 FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2016

Transfers between levels are included after the Summary of Level 1, Level 2 and Level 3 inputs, following the Portfolio of Investments for each Fund. Transfers between levels may be due to a decline or an increase in market activity (e.g., frequency of trades), which may result in a lack of, or increase in, available “observable” market inputs to determine price.

The inputs or methodology used to value securities are not necessarily an indication of the risk associated with investing in those securities. An investment’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement.

The Committee has the ability to meet and review reports based on the valuation techniques used to value Level 3 securities. As part of a review, the Committee would consider obtaining updates from its pricing vendors and Sub-Advisers for fair valued securities. For example, with respect to model driven prices, the Committee could receive reports regarding a review and recalculation of pricing models and related discounts. For those securities which are valued based on broker quotes, the Committee may evaluate variances between existing broker quotes and any alternative broker quotes provided by a Sub-Adviser or other pricing source.

To substantiate unobservable inputs used in a fair valuation, the Secretary of the Committee can perform an independent verification as well as additional research for fair value notifications received from the pricing agents. Among other factors, particular areas of focus may include: description of security, historical pricing, intra-day price movement, last trade information, corporate actions, related securities, any available company news and announcements and any available trade data or other information. The Committee also notes the materiality of holdings and price changes on a Fund’s NAV.

The Committee reviews and considers changes in value for all fair valued securities that have occurred since the last review.

Pursuant to procedures approved by the Board, events or circumstances affecting the values of Fund securities that occur between the closing of their principal markets and the time the NAV is determined may be reflected in the Trust’s calculation of NAV for each applicable Fund when the Adviser deems that the particular event or circumstance would materially affect such Fund’s NAV. None of the Funds applied these procedures on October 31, 2016.

Security Transactions and Investment Income:

Securities transactions are recorded on the trade date net of brokerage fees, commissions, and transfer fees. Dividend income (net of withholding taxes) and distributions to shareholders are recorded on the ex-dividend date, except that certain dividends from foreign securities, if any, are recognized as soon as the Fund is informed of the ex-dividend date. Interest income (including amortization of premium and accretion of discount on long-term securities using the effective yield method) and interest expense are accrued daily. The Trust records paydown gains and losses realized on prepayments received on mortgage-backed securities as an adjustment to interest income.

The Funds record distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

Realized gains and losses on the sale of investments are computed on the basis of the specific identified cost of the investments sold. Unrealized appreciation (depreciation) on investments and foreign currency denominated assets and liabilities, if any, is presented net of deferred taxes on unrealized appreciation in the Statements of Assets and Liabilities.

1290 FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2016

Allocation of Expenses and Income:

Expenses attributable to a single Fund or class are charged to that Fund or class. Expenses of the Trust not attributable to a single Fund or class are charged to each Fund or class in proportion to the average net assets of each Fund or other appropriate allocation methods.

Offering costs incurred in connection with the offering of shares of the Funds will be amortized and recorded as an expense on a straight line basis over 12 months from the date of the Funds commencement of public offering of shares.

All income earned and expenses incurred by each Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the daily net assets of such class, except for distribution fees which are charged on a class-specific basis.

Offering costs incurred during the year ended October 31, 2015 by the Funds shown below were:

Funds:	Offering Costs
1290 Convertible Securities	$27,366
1290 GAMCO Small/Mid Cap Value	24,398
1290 High Yield Bond	24,875
1290 Multi-Alternative Strategies	27,805
1290 SmartBeta Equity	24,439
1290 Unconstrained Bond Managers	27,633

Additionally, Offering costs incurred during the year ended October 31, 2016 by the Funds shown below were:

Funds:	Offering Costs
1290 Global Talents	$34,321
1290 DoubleLine Dynamic Allocation	66,986

Foreign Currency Valuation:

The books and records of the Trust are kept in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at current exchange rates at the following dates:

(i) market value of investment securities, other assets and liabilities — at the valuation date.

(ii) purchases and sales of investment securities, income and expenses — at the date of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net currency gains or losses realized and unrealized as a result of differences between interest or dividends, withholding taxes, security payables/receivables, forward foreign currency exchange contracts and foreign cash recorded on a Fund’s books and the U.S. dollar equivalent amount actually received or paid are presented under foreign currency transactions and foreign currency translations in the realized and unrealized gains and losses section, respectively, of the Statements of Operations of the Funds. Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from forward foreign currency contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on a Fund’s books and the U.S. dollar equivalent of amounts actually received or paid.

1290 FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2016

Taxes:

The Funds intend to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies (“RICs”) and to distribute substantially all of its net investment income and net realized capital gains to shareholders of each Fund. Therefore, no Federal, State and local income tax provision are required.

The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, the Funds’ conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Funds recognize interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statements of Operations. During the year ended October 31, 2016, the Funds did not incur any interest or penalties. Each of the tax years in the two year period ended October 31, 2016 remains subject to examination by the Internal Revenue Service, state and local taxing authorities.

Dividends from net investment income, if any, are declared and distributed at least annually for all Funds (1290 Convertible Securities Fund, 1290 High Yield Bond Fund and 1290 Unconstrained Bond Managers Fund declare and distribute monthly). Dividends to shareholders of the Fund to which such gains are attributable from net realized short-term and long-term capital gains are declared and distributed at least annually. All distributions are calculated on a tax basis and, as such, the amounts may differ from financial statement investment income and realized gains. Short-term capital gains and foreign currency gains are treated as capital gains for U.S. GAAP purposes but are considered ordinary income for tax purposes. Capital and net specified losses incurred after October 31st and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. The tax character of distributions for the years ended October 31, 2016 and October 31, 2015 and the tax composition of undistributed ordinary income and undistributed long term gains for the years ended October 31, 2016 and October 31, 2015 are presented in the following table. For the Funds, the cumulative timing differences related to the tax composition of undistributed ordinary income and long term gains are primarily due to Distributions Payable (1290 High Yield Bond), Capital Losses Carried Forward (1290 High Yield Bond, 1290 Multi-Alternative Strategies, 1290 SmartBeta Equity and 1290 Unconstrained Bond Managers), Wash Sale Loss Deferrals (1290 GAMCO Small/Mid Cap Value) and Partnership Basis Adjustments (1290 Multi-Alternative Strategies).

	Year Ended October 31, 2016				Year Ended October 31, 2015
Funds:	Distributed Ordinary Income	Distributed Long Term Gains	Accumulated Undistributed Ordinary Income	Accumulated Undistributed Long Term Gains	Distributed Ordinary Income	Distributed Long Term Gains	Accumulated Undistributed Ordinary Income	Accumulated Undistributed Long Term Gains
1290 Convertible Securities	$423,202	$—	$172,604	$—	$79,871	$—	$64,906	$—
1290 DoubleLine Dynamic Allocation	—	—	1,295,094	—	—	—	—	—
1290 GAMCO Small/Mid Cap Value	125,312	448	77,724	59,158	18,854	—	118,272	203
1290 Global Talents	—	—	89,224	—	—	—	—	—
1290 High Yield Bond	2,047,010	—	—	—	1,820,139	—	239,013	—
1290 Multi-Alternative Strategies	57,243	—	—	—	—	—	2,002	—
1290 SmartBeta Equity	153,198	—	127,473	—	30,060	—	127,923	—
1290 Unconstrained Bond Managers	776,549	—	—	—	220,349	—	28,490	—

1290 FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2016

The following Funds had a Return of Capital during the year ended October 31, 2016:

Funds:	Return of Capital
1290 High Yield Bond	$17,144
1290 Multi-Alternative Strategies Fund	28,089
1290 Unconstrained Bond Managers Fund	1,185,296

Permanent book and tax differences relating to shareholder distributions resulted in reclassifications to undistributed (overdistributed) net investment income (loss), accumulated net realized gain (loss) and paid-in-capital at October 31, 2016 as follows:

Funds:	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)	Paid In Capital
1290 Convertible Securities	$80,155	$(62,499)	$(17,656)
1290 DoubleLine Dynamic Allocation	49,714	(32,633)	(17,081)
1290 GAMCO Small/Mid Cap Value Fund	2,110	(358)	(1,752)
1290 Global Talents Fund	4,692	12,481	(17,173)
1290 High Yield Bond Fund	4,517	—	(4,517)
1290 Multi-Alternative Strategies	2,476	6,882	(9,358)
1290 SmartBeta Equity	4,388	(1,145)	(3,243)
1290 Unconstrained Bond Managers	(724,564)	684,804	39,760

The significant permanent book and tax differences related to the adjustments above are Reclassification of Swap Income (1290 Unconstrained Bond Managers), Reclassification of Foreign Currency Swap Income (1290 Unconstrained Bond Managers) and Swap Termination Payment (1290 Unconstrained Bond Managers).

Under the Regulated Investment Company Modernization Act of 2010 (the “RIC Mod Act”), net capital losses recognized by the Funds may get carried forward indefinitely, and retain their character as short-term and/or long-term losses. The following Funds have losses incurred that were utilized during the year ended October 31, 2016 and losses incurred that will be carried forward under the provisions of the RIC Mod Act as follows:

	Utilized		Losses carried forward
Funds	Short Term	Long Term	Short Term	Long Term
1290 Convertible Securities	$—	$—	$351,805	$—
1290 High Yield Bond	—	—	734,211	1,152,233
1290 Multi-Alternative Strategies	—	—	75,781	76,546
1290 SmartBeta Equity	—	—	64,620	35,904
1290 Unconstrained Bond Managers	—	21,356	329,452	—

Sale-Buybacks:

The 1290 Unconstrained Bond Managers Fund may enter into financing transactions referred to as “sale-buybacks” during the year ended October 31, 2016. A sale-buyback transaction consists of a sale of a security by a Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed- upon proceeds for securities to be repurchased by the Fund are reflected as a liability on the Fund’s Statement of Assets and Liabilities. The Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the “price drop.” A price drop consists of: (i) the foregone interest and inflationary income adjustments, if any, the Fund would have otherwise received had the security not been sold; and (ii) the negotiated financing terms between the Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Fund’s Statement of

1290 FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2016

Operations. Interest payments based upon negotiated financing terms made by the Fund to counterparties are recorded as a component of interest expense on the Fund’s Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid to cover its obligations under sale- buyback transactions. In the event the net exposure exceeds $250,000, on a per counterparty basis, the Fund will post additional collateral. As of October 31, 2016, the 1290 Unconstrained Bond Managers Fund did not need to post additional collateral. The 1290 Unconstrained Bond Managers Fund had open sale-buybacks at October 31, 2016.

Accounting for Derivative Instruments:

Following is a description of how and why the Funds use derivative instruments, the type of derivatives utilized by the Funds during the reporting period, as well as the primary underlying risk exposures related to each instrument type. Derivatives accounted for as hedging instruments must be disclosed separately from those that do not qualify for hedge accounting. Even though the Funds may use derivatives in an attempt to achieve an economic hedge, the Fund’s derivatives are not accounted for as hedging instruments because the Funds account for their derivatives at fair value and record any changes in fair value in current period earnings. All open derivative positions at period end are reflected on each respective Fund’s Portfolio of Investments. The volume of derivative activity, based on month-end notional amounts during the period is also noted in each respective Fund’s Portfolio of Investments. Portfolio securities are reserved and/or pledged with the custodian for current or potential derivative holdings as necessary throughout the year.

Options:

Certain Funds write (sell) covered options as a hedge to provide protection against adverse movements in the price of securities in the Fund or to enhance investment performance. Certain Funds purchase and sell exchange traded options on foreign currencies. When a Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted on a daily basis to the current market price of the option written. Premiums received from writing options that expire unexercised are recognized as gains on the expiration date. Premiums received from writing options that are exercised or are cancelled in closing purchase transactions are offset against the cost of any securities purchased or added to the proceeds or netted against the amount paid on the transaction to determine the realized gain or loss. In writing options, a Fund must assume that the option may be exercised at any time prior to the expiration of its obligation as a writer, and that in such circumstances the net proceeds of the sale (or cost of purchase) of the underlying securities and currencies pursuant to the call or put option may be substantially below or above the prevailing market price. A Fund also has the additional risk of not being able to enter into a closing purchase transaction if a liquid secondary market does not exist and bears the risk of unfavorable changes in the price of the financial instruments underlying the options.

Certain Funds may purchase put options on securities to increase the Fund’s total investment return or to protect its holdings against a substantial decline in market value. The purchase of put options on securities will enable a Fund to preserve, at least partially, unrealized gains in an appreciated security in its Fund without actually selling the security. In addition, the Funds will continue to receive interest or dividend income on the security. The Funds may also purchase call options on securities to protect against substantial increases in prices of securities that Funds intend to purchase pending their ability to invest in an orderly manner in those securities. The Funds may sell put or call options they have previously purchased, which could result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put or call option which was bought.

Futures Contracts, Options on Futures Contracts, Forward Commitments and Foreign Currency Exchange Contracts:

The futures contracts used by the Funds are agreements to buy or sell a financial instrument for a set price in the future. Options on futures contracts used by the Funds are rights to buy, or sell a futures contract for a set price in the future. Certain Funds buy or sell futures contracts for the

1290 FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2016

purpose of protecting their Fund securities against future changes in interest rates and indices which might adversely affect the value of the Funds’ securities or the price of securities that they intend to purchase at a later date. Initial margin deposits are made upon entering into futures contracts and can be in cash, certain money market instruments, treasury securities or other liquid, high grade debt securities. During the period the futures contracts are open, changes in the market price of the contracts are recognized as unrealized gains or losses by “marking-to-market” at the end of each trading day. Variation margin payments on futures contracts are received or made, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from or cost of the closing transactions and the Fund’s basis in the contract. Should interest rates or indices move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may incur a loss. The use of futures contracts transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, a Fund’s credit risk is limited to failure of the exchange or board of trade.

A Fund may make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time (“forward commitments”). Funds may designate the segregation, either on their records or with the Trust’s custodian, of cash or other liquid securities in an amount sufficient to meet the purchase price, or may enter into offsetting contracts for the forward sale of other securities they own. These commitments are reported at market value in the financial statements. Forward commitments may be considered securities in themselves and involve a risk of loss if the value of the security to be purchased declines or if the value of the security to be sold increases prior to the settlement date, which is a risk in addition to the risk of decline in value of the Fund’s other assets. Where such purchases or sales are made through dealers, a Fund relies on the dealer to consummate the sale. The dealer’s failure to do so may result in the loss to a Fund of an advantageous yield or price. Market risk exists on these commitments to the same extent as if the securities were owned on a settled basis and gains and losses are recorded and reported in the same manner. However, during the commitment period, these investments earn no interest or dividends. The use of forward commitments may result in market risk to the Funds that is greater than if the Funds had engaged solely in transactions that settle in the customary time.

The Funds may be exposed to foreign currency risks associated with Fund investments. During the reporting period, the Funds entered into certain forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date to hedge or otherwise manage these exposures. Unrealized gains or losses on forward foreign currency exchange contracts are recorded by the Funds on a daily basis and realized gains or losses are recorded on the settlement date of a contract.

A Fund may purchase foreign currency on a spot (or cash) basis. In addition, a Fund may enter into contracts to purchase or sell foreign currencies at a future date (“forward contracts”). A forward foreign currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Daily fluctuations in the value of such contracts are recognized as unrealized appreciation or depreciation by “marking-to-market”. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in realized gains or losses from foreign currency transactions in the Statements of Operations of the Funds. The Sub-Advisers may engage in these forward contracts to protect against uncertainty in the level of future exchange rates in connection with the purchase and sale of Fund securities (“transaction hedging”) and to protect the value of specific Fund positions (“position hedging”). The Funds also buy forward foreign currency exchange contracts to gain exposure to currencies. The Funds are subject to off-balance sheet risk to the extent of the value of the contracts for purchase of foreign currency and in an unlimited amount for sales of foreign currency.

1290 FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2016

Swaps:

Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. Swaps are marked-to-market daily based upon values from third party vendors, which may include a clearing counterparty, registered exchange, or quotations from market makers to the extent available. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Committee. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation (depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statements of Assets and Liabilities. There is potential for swaps to be illiquid. Over-the-counter (“OTC”) swap payments received or made at the beginning of the measurement period are reflected as such on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by a Fund are included as part of realized gains or losses on the Statement of Operations.

Currency swaps involve the exchange by one party with another party of a series of payments in specified currencies. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. In addition, a Fund may enter into currency swaps that involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Currency swaps may involve initial and final exchanges that correspond to the agreed upon notional amount.

Interest rate swaps involve the exchange between two parties of payments calculated by reference to specified interest rates (e.g., an exchange of floating rate payments for fixed rate payments). The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. Caps and floors may be less liquid than swaps. In addition, the value of interest rate transactions will fluctuate based on changes in interest rates.

Credit default swap agreements involve greater risks than if a Fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. A Fund will enter into credit default swap agreements only with counterparties that meet certain standards of creditworthiness. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. A Fund’s obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the Fund). In connection with credit default swaps in which a Fund is the buyer, the Fund will segregate or “earmark” cash or assets determined to be liquid, or enter into certain offsetting positions, with a value at least equal to the Fund’s exposure (any accrued but unpaid net amounts owed by the Fund to any counterparty), on a marked-to-market basis. In connection with credit default swaps in which a Fund is the seller, the Fund will segregate or “earmark” cash or assets determined to be liquid, or enter into offsetting positions, with a value at least equal to the full notional amount of the swap (minus any amounts owed to the Fund). Such segregation or “earmarking” is intended to ensure that the Fund has assets available to satisfy its obligations with

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NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2016

respect to the transaction and limit any potential leveraging of the Fund. Such segregation or “earmarking” will not limit the Fund’s exposure to loss. To the extent that credit default swaps are entered into for hedging purposes or are covered as described above, the Adviser believes such obligations do not constitute “senior securities” under the 1940 Act and, accordingly, will not treat them as being subject to the Fund’s senior security and borrowing restrictions.

In the case of a credit default swap sold by a Fund (i.e., where the Fund is selling credit default protection), the Fund may value the credit default swap at its notional amount in applying certain of the Fund’s investment policies and restrictions, but may value the credit default swap at market value for purposes of applying certain of the Fund’s other investment policies and restrictions.

An option on a swap agreement, also called a “swaption,” is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium.” A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. A purchaser of a swaption risks losing only the amount of the premium they have paid should they decide to let the option expire, whereas the seller of a swaption is subject to the risk that they will become obligated if the option is exercised. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

Market and Credit Risk:

A Fund’s investments in financial instruments expose the Fund to various risks such as, but not limited to, interest rate, foreign currency, forward commitments and equity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. When nominal interest rates decline the value of certain fixed-income securities held by a Fund generally rises. Conversely, when nominal interest rates rise, the value of certain fixed income securities held by a Fund generally decreases. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and a Fund may lose money if these changes are not anticipated by Fund management. A Fund may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a security’s market price to interest rate (i.e. yield) movements. As of October 31, 2016, interest rates are near historic lows in the United States, and below zero in other parts of the world, including certain European countries and Japan. A Fund is subject to greater risk of rising interest rates due to these market conditions. A significant or rapid rise in interest rates could result in losses to the Fund.

Foreign (non U.S.) securities in this report are classified by the country of risk of a holding.

If a Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Fund’s investments in foreign currency denominated securities may reduce the Fund’s returns.

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NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2016

Forward commitments and forward foreign currency exchange contracts involve elements of both market and credit risk in excess of the amounts reflected in the Statements of Assets and Liabilities. They are executed directly with the counterparty and not through an exchange and can be terminated only by agreement of both parties to such contracts. With respect to such transactions there is no daily margin settlement. There is also the risk that the security will not be issued or that the other party to the transaction will not meet its obligations. If this occurs, the Fund may lose both the investment opportunity for its assets if set aside to pay for the security and any gain in the security.

The market values of the Fund’s investments may decline due to general market conditions which are not specifically related to a particular company or issuer, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater price volatility. Credit ratings downgrades may also negatively affect securities held by a Fund. Even when markets perform well, there is no assurance that the investments held by a Fund will increase in value along with the broader market. In addition, market risk includes the risk that geopolitical events will disrupt the economy on a national or global level.

A Fund will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. A Fund seeks to minimize concentrations of credit risk by undertaking transactions with a large number of counterparties on recognized and reputable exchanges, where applicable. A Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty of a financial derivatives contract, repurchase agreement or a loan of portfolio securities or other transactions, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling to make timely principal and/or interest payments, or otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Certain Funds may invest in below investment grade high-yield securities (“junk bonds”). These securities are considered to be high risk investments. Securities rated below investment grade are speculative in nature, involve greater risk of default by the issuing entity and may be subject to greater market fluctuations than higher rated fixed income securities because such securities are generally unsecured and subordinated to other creditors’ claims. The retail secondary market for these “junk bonds” may be less liquid than that of higher rated securities and adverse economic conditions could make it difficult to sell certain securities or could result in lower prices than those used in calculating the Fund’s NAV.

Because certain Funds invest in affiliated mutual funds, unaffiliated investment companies or ETFs, the Funds indirectly pay a portion of the expenses incurred by the underlying funds and ETFs. As a result, the cost of investing in the Funds may be higher than the cost of investing in a Fund that invests directly in individual securities and financial instruments. The Funds are also subject to certain risks related to the underlying funds’ and ETFs’ investments in securities and financial instruments such as fixed income securities, including high yield, asset-backed and mortgage-related securities; equity securities, foreign and emerging markets securities, commodities and real estate securities. These securities are subject to risks specific to their structure, sector with their individual investment strategies including futures, forward currency exchange contracts, options, swaps, and other derivatives, which are also subject to specific risks related to their structure, sector or market and may be riskier than investments in other types of securities.

Offsetting Assets and Liabilities:

The Funds may be subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and are intended to

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NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2016

reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally show derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Note 2	Agreements

The Trust, on behalf of each Fund, has entered into an Investment Advisory Agreement (the “Advisory Agreement”) with the Adviser. Pursuant to the Advisory Agreement, the Adviser supervises the investment program for each Fund in accordance with each Fund’s investment objectives, policies and restrictions. The Adviser is paid a fee for these services. The fee is accrued daily and paid monthly based on the Fund’s average daily net assets, at an annual rate of:

	(as a percentage of average daily net assets)
Funds:	First $1 Billion	Next $1 Billion	Next $3 Billion	Next $5 Billion	Thereafter
1290 DoubleLine Dynamic Allocation	0.750%	0.700%	0.675%	0.650%	0.625%
1290 GAMCO Small/Mid Cap Value	0.750	0.700	0.675	0.650	0.625
1290 Global Talents	0.800	0.750	0.725	0.700	0.675
1290 SmartBeta Equity	0.700	0.650	0.625	0.600	0.575

	(as a percentage of average daily net assets)
Fund:	First $4 Billion	Next $4 Billion	Next $2 Billion	Thereafter
1290 Multi-Alternative Strategies	0.500%	0.490%	0.480%	0.470%

	(as a percentage of average daily net assets)
Funds:	First $4 Billion	Next $4 Billion	Thereafter
1290 Convertible Securities	0.700%	0.680%	0.660%
1290 High Yield Bond	0.600	0.580	0.560
1290 Unconstrained Bond Managers	0.800	0.780	0.760

On behalf of the Trust, the Adviser has entered into an investment sub-advisory agreement (“Sub-Advisory Agreements”) with each of the Sub-Advisers. Each of the Sub-Advisory Agreements obligates the Sub-Advisers for the respective Funds to: (i) continuously furnish investment programs for the Funds; (ii) place all orders for the purchase and sale of investments for the Funds with brokers or dealers selected by the Adviser or the respective Sub-Advisers; and (iii) perform certain limited related administrative functions in connection therewith. The Adviser pays the expenses of providing investment sub-advisory services to the Funds, including the fees of the Sub-Advisers of each Fund.

In addition to the advisory fee, each Fund pays the Administrator its proportionate share of an asset-based administration fee, which is equal to an annual rate of the greater of 0.15% of each Fund’s average daily net assets, or $30,000 per Fund (or $30,000 for each allocated portion (or sleeve) of a Fund, as applicable). The Administrator has contracted with the Sub-Administrator to provide, pursuant to a sub-administration agreement, the Funds with certain administrative services, including monitoring of Fund compliance and Fund accounting services.

The Trust, on behalf of the Funds, has entered into a distribution agreement (the “Distribution Agreement”) with ALPS Distributors, Inc. (“ALPS” or the “Distributor”), under which ALPS serves as Distributor for each Fund’s Class A, Class C, Class I and Class R shares. The Board has approved

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NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2016

Distribution Plans pursuant to Rule 12b-1 under the 1940 Act for Class A, Class C, and Class R shares for each Fund. Pursuant to the Distribution Plans, the Funds will pay the Distributor annual fees at the following rates:

Share Class:	Distribution Fee and/or Service Fee (as a % of average daily net assets attributable to the class)
Class A	0.25%
Class C*	1.00
Class R	0.50

*	The Distribution Fees for Class C shares are currently being waived. This waiver is voluntary and could be eliminated at any time.

The Trust, on behalf of the Funds, has entered into a Transfer Agency and Service Agreement (the “Transfer Agency Agreement”) with Boston Financial Data Services (“BFDS”). Pursuant to the Transfer Agency Agreement, BFDS is responsible for, among other things, the issuance, transfer and redemption of shares, the opening and maintenance of shareholder accounts, the handling of certain communications between shareholders and the Trust, and the payment of dividends and distributions payable by the Funds. Under the Transfer Agency Agreement, BFDS receives a monthly fee comprised of a fixed base fee plus a fee computed on the basis of the number of shareholder accounts it maintains for the Trust during the month.

The Trust has entered into a Custody Agreement with JPMorgan Chase Bank, N.A. (in this capacity, the “Custodian”). The Custody Agreement provides for an annual fee based on the amount of assets under custody plus transaction charges. The Custodian serves as custodian of the Trust’s Fund securities and other assets. Under the terms of the Custody Agreement between the Trust and the Custodian, the Custodian maintains and deposits in each Fund’s account, cash, securities and other assets of the Funds. The Custodian is also required, upon the order of the Trust, to deliver securities held by the Custodian, and to make payments for securities purchased by the Trust. The Custodian has also entered into sub-custodian agreements with a number of foreign banks and clearing agencies, pursuant to which Fund securities purchased outside the United States are maintained in the custody of these entities. At year end, certain of the Funds maintained a significant cash balance with the Custodian or its affiliates. These balances are presented as cash on each Fund’s Statement of Assets and Liabilities.

The Trust, on behalf of the Funds, has entered into an organizational expenses agreement (the “Organizational Expenses Agreement”) with the Adviser. Pursuant to the Organizational Expenses Agreement, the Adviser shall pay all of the organizational expenses of the Trust (including expenses incurred prior to the effective date of the Organizational Expenses Agreement). The Adviser is entitled to be reimbursed for organizational costs paid by the Adviser within one year after the commencement of a public offering of shares subject to the expense limitation agreement noted below.

The Trust, on behalf of the Funds, has entered into an expense limitation agreement (the “Expense Limitation Agreement”) with 1290 Asset Managers whereby 1290 Asset Managers has contractually agreed to waive fees and/or reduce its fees to the extent that the aggregate expenses incurred by a Fund in any fiscal year, including but not limited to organizational and offering costs and investment advisory fees of the Adviser (but excluding interest, taxes, brokerage commissions, fees and expenses of other investment companies in which a Fund invests, other expenditures that are capitalized in accordance with generally accepted accounting principles (other than offering costs), other extraordinary expenses not incurred in the ordinary course of such Fund’s business and

1290 FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2016

amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act) (“Fund Operating Expenses”), exceed the Maximum Annual Operating Expense Limit of:

Funds:	Total Expense Limited to (% of daily net assets)
	Class A	Class C	Class I	Class R
1290 Convertible Securities	1.05%	1.05%	1.05%	1.05%
1290 DoubleLine Dynamic Allocation	1.00	1.00	1.00	1.00
1290 GAMCO Small/Mid Cap Value	1.10	1.10	1.10	1.10
1290 Global Talents	1.15	1.15	1.15	1.15
1290 High Yield Bond	0.85	0.85	0.85	0.85
1290 Multi-Alternative Strategies*	1.40	1.40	1.40	1.40
1290 SmartBeta Equity	1.10	1.10	1.10	1.10
1290 Unconstrained Bond Managers	1.15	1.15	1.15	1.15

*	Includes fees and expenses of other investment companies in which the Fund invests.

Prior to March 1, 2016 the following expense limitations were as follows:

Fund:	Total Expense Limited to (% of daily net assets)
	Class A	Class C	Class I	Class R
1290 High Yield Bond	0.80%	0.80%	0.80%	0.80%

1290 Asset Managers first waives its advisory fees, then waives its administration fees, and then reimburses the Fund’s expenses out of its own resources. Each Fund may at a later date reimburse to 1290 Asset Managers the advisory fees waived or other expenses assumed and paid for by 1290 Asset Managers pursuant to the Expense Limitation Agreement within the prior three fiscal years, provided such Fund has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of each Fund to exceed the percentage limits mentioned above for the respective period. Consequently, no reimbursement by a Fund will be made unless: (i) the Fund’s total annual expense ratio is less than the respective percentages stated above for the respective period; and (ii) the payment of such reimbursement has been approved by the Board. Any reimbursement, called recoupment fees on the Statement of Operations of the Fund, will be based on the earliest fees waived or assumed by 1290 Asset Managers. During the year ended October 31, 2016, 1290 Asset Managers did not receive recoupment for any of the Funds within the Trust. At October 31, 2016, under the Expense Limitation Agreement, the amount that would be recoverable from each Fund is as follows:

	Amount Eligible Through			Total Eligible For Reimbursement
Funds:	2017	2018	2019
1290 Convertible Securities	$—	$79,383	$181,764	$261,147
1290 DoubleLine Dynamic Allocation	—	—	206,816	206,816
1290 GAMCO Small/Mid Cap Value	—	256,568	170,475	427,043
1290 Global Talents	—	—	124,531	124,531
1290 High Yield Bond	—	398,213	190,254	588,467
1290 Multi-Alternative Strategies	—	67,806	167,229	235,035
1290 SmartBeta Equity	—	283,924	150,945	434,869
1290 Unconstrained Bond Managers	—	80,587	294,316	374,903

During the year ended October 31, 2016, the Distributor voluntarily waived distribution fees for the Funds’ Class C shares. These amounts as follows are not eligible for recoupment:

Funds:	Voluntary Waivers
1290 GAMCO Small/Mid Cap Value	$1,615
1290 High Yield Bond	11,582
1290 SmartBeta Equity	4,739

1290 FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2016

If during a Fund’s fiscal year, Fund Operating Expenses, including all organizational expenses, that at any time during the prior three fiscal years received a fee waiver or reduction from 1290 Asset Managers, are less than the percentage limits mentioned above, 1290 Asset Managers is entitled to be reimbursed by such share class up to the lesser of (a) the amount of fees waived or reduced and (b) the amount by which the expense limit for that share class exceeds the Fund Operating Expenses of the share class for the current fiscal year.

During the year ended October 31, 2016, DoubleLine Capital LP reimbursed 1290 DoubleLine Dynamic Allocation Fund $10,519 of Investment Management fees from the DoubleLine Floating Rate Fund and the DoubleLine Global Bond Fund, which are underlying investments in this Fund. This reimbursement is not eligible for recoupment.

Note 3	Sales Charges

The Distributor received sales charges on the Fund’s Class A shares and the proceeds of contingent deferred sales charges paid by the investor in connection with certain redemptions of the Fund’s Class A and Class C shares. The Distributor has advised the Funds that for the year ended October 31, 2016, the proceeds retained from sales and redemptions are as follows:

	Class A		Class C Contingent Deferred Sales Charge
Funds:	Front End Sales Charge	Contingent Deferred Sales Charge
1290 Convertible Securities	$2,092	$—	$—
1290 DoubleLine Dynamic Allocation	9,634	—	—
1290 GAMCO Small/Mid Cap Value	9,018	—	—
1290 High Yield Bond	1,284	—	—
1290 Multi-Alternative Strategies	8,833	—	—
1290 SmartBeta Equity	3,682	—	—
1290 Unconstrained Bond Managers	392	—	—

Sales loads and contingent deferred sales charges imposed on purchases and redemptions of Fund shares are retained by the Trust’s Distributors and do not represent expenses or income of the Funds.

Note 4	Percentage of Ownership by Affiliates

At October 31, 2016, 1290 Asset Managers held investments in each of the Funds as follows:

Funds:	Percentage of Ownership
1290 Convertible Securities	95.36%
1290 DoubleLine Dynamic Allocation	97.82
1290 GAMCO Small/Mid Cap Value	37.46
1290 Global Talents	99.97
1290 High Yield Bond	96.55
1290 Multi-Alternative Strategies	78.40
1290 SmartBeta Equity	90.86
1290 Unconstrained Bond Managers	99.60

Note 5	Subsequent Events

The Adviser evaluated subsequent events from October 31, 2016, the date of these financial statements, through the date these financial statements were issued and available. The subsequent events include the following:

At a meeting held on November 30, 2016 and December 01, 2016, the Board approved a proposed conversion of the Class C shares of the 1290 Funds to the Class T shares effective March 1, 2017.

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NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2016

Note 6	Legal Proceedings

In July 2011, a lawsuit was filed in the United States District Court of the District of New Jersey, entitled Mary Ann Sivolella v. AXA Equitable Life Insurance Company and AXA Equitable Funds Management Group, LLC (“Sivolella Litigation’’). The lawsuit was filed derivatively on behalf of eight Portfolios of EQ Advisors Trust (a separate Trust) advised by the Adviser. The lawsuit seeks recovery under Section 36(b) of the 1940 Act, for alleged excessive fees paid to the Adviser and AXA Equitable (the “Defendants”) for investment management services. The Plaintiff seeks recovery of the alleged overpayments, or alternatively, rescission of the contracts and restitution of all fees paid, interest, costs and fees. In November 2011, the Plaintiff filed an Amended Complaint seeking the same relief and in December 2011, the Defendants filed a motion to dismiss the Amended Complaint. In September 2012, the United States District Court for the District of New Jersey denied the motion to dismiss the Amended Complaint.

In January 2013, a second lawsuit against the Adviser was filed in the United States District Court for the District of New Jersey by a group of Plaintiffs asserting substantially similar claims under Section 36(b) and seeking substantially similar damages as in the Sivolella Litigation. The lawsuit, entitled Glenn D. Sanford, et al. v. AXA Equitable Funds Management Group, LLC (“Sanford Litigation”), was filed derivatively on behalf of certain Portfolios of EQ Advisors Trust advised by the Adviser. The Sanford Litigation does not involve any of the Funds. In light of the similarities of the allegations in the Sivolella and Sanford Litigations, the parties agreed to consolidate the two lawsuits.

In April 2013, the Plaintiffs in the Sivolella and Sanford Litigations amended the complaints to add additional claims under Section 36(b) of the 1940 Act for recovery of alleged excessive fees paid to the Adviser in its capacity as the Administrator of the EQ Advisors Trust (a separate Trust). The Plaintiffs seek recovery of the alleged overpayments, or alternatively, rescission of the contract and restitution of the excessive fees paid, interest, costs, and fees. In January 2015, Defendants filed a motion for summary judgment as well as various motions to strike certain of the Plaintiffs’ experts in the Sivolella and Sanford Litigations. Also in January 2015, Plaintiffs and Defendants in the Sanford Litigation filed motions for summary judgment, which were denied by the Court.

The non-jury trial commenced in January 2016 and testimony concluded in February 2016. Closing arguments occurred in June 2016 following post-trial briefing. In August 2016, the Court issued its decision in favor of AXA Equitable and the Adviser, finding that the Plaintiffs had failed to meet their burden to demonstrate that AXA Equitable and the Adviser breached their fiduciary duty in violation of Section 36(b) or show any actual damages. In September 2016, the Plaintiffs filed a motion to amend the trial opinion and to amend or make new findings of fact and/or conclusions of law, which was denied by the Court in December 2016. In December 2016, Plaintiffs filed a notice to appeal the Court’s decision to the United States Court of Appeals for the Third Circuit.

None of the Funds within the Trust are a party to the Sivolella or Sanford Litigations and any potential damages would be the responsibility of the Defendants. Therefore, no liability for litigation relating to these matters has been accrued in the financial statements of the Funds.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of the 1290 Funds:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the funds of 1290 Funds listed in the Table of Contents to the Annual Report in which these financial statements appear (collectively referred to as the “Trust”) as of October 31, 2016, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2016 by correspondence with the custodian, transfer agents, agent banks and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

December 16, 2016

1290 FUNDS

DISCLOSURE REGARDING ADVISORY CONTRACT APPROVALS

APPROVALS OF INVESTMENT ADVISORY AND INVESTMENT SUB-ADVISORY AGREEMENTS DURING THE SIX-MONTH PERIOD ENDED OCTOBER 31, 2016 (UNAUDITED)

At a meeting held on July 19-21, 2016, the Board of Trustees (the “Board”) of 1290 Funds (the “Trust”), including those Trustees who are not parties to any Agreement (as defined below) or “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended) of such parties or the Trust (the “Independent Trustees”), considered and unanimously approved the renewal of the Investment Advisory Agreement (the “Advisory Agreement”) with AXA Equitable Funds Management Group, LLC (d/b/a 1290 Asset Managers®) (“1290 Asset Managers” or the “Adviser”) and, as applicable, the renewal of the Investment Sub-Advisory Agreement(s) (each, a “Sub-Advisory Agreement” and together with the Advisory Agreement, the “Agreements”) between the Adviser and each investment sub-adviser (each, a “Sub-Adviser” and together, the “Sub-Advisers”), as shown in the table below with respect to the Funds listed, for an additional one-year term.

Funds	Agreement(s) Renewed by the Trust’s Board with respect to the Funds
1290 Convertible Securities Fund	Management Agreement with 1290 Asset Managers Sub-Advisory Agreement with Palisade Capital Management LLC

1290 GAMCO Small/Mid Cap Value Fund	Management Agreement with 1290 Asset Managers Sub-Advisory Agreement with GAMCO Asset Management, Inc.

1290 High Yield Bond Fund	Management Agreement with 1290 Asset Managers Sub-Advisory Agreement with AXA Investment Managers Inc. (“AXA IM”)

1290 Multi-Alternative Strategies Fund	Management Agreement with 1290 Asset Managers

1290 SmartBeta Equity Fund	Management Agreement with 1290 Asset Managers Sub-Advisory Agreement with AXA Rosenberg Investment Management LLC (“AXA Rosenberg”)

1290 Unconstrained Bond Managers Fund	Management Agreement with 1290 Asset Managers Sub-Advisory Agreement with Pacific Investment Management Company, LLC Sub-Advisory Agreement with TCW Investment Management Company (“TCW”)

In reaching its decision to renew the Agreement(s) with respect to each Fund, the Board considered the overall fairness of the Agreement and whether the Agreement was in the best interests of the Fund and its shareholders. The Board further considered all factors it deemed relevant with respect to each Fund, including: (1) the nature, quality and extent of the overall services to be provided to the Fund by the Adviser, the relevant Sub-Adviser(s) and, where applicable, their respective affiliates, including the investment performance of the Fund; (2) the level of the Fund’s advisory fee and, where applicable, sub-advisory fee(s), and the Fund’s expense ratios relative to those of peer funds; (3) the costs of the services to be provided by, and the profits to be realized by, the Adviser and its affiliates from their relationships with the Fund; (4) the anticipated effect of growth and size on the Fund’s performance and expenses, including any potential economies of scale and, if so, whether any such economies of scale are equitably shared with shareholders; and (5) “fall out” benefits that may accrue to the Adviser, the relevant Sub-Adviser(s) and their respective affiliates (i.e., indirect benefits that the Adviser or its affiliates would be unable to generate but for the existence of the Funds). In considering each Agreement, the Board did not identify any single factor or information as all-important or controlling, and each Trustee may have attributed different weight to each factor.

In connection with its deliberations, the Board took into account information (both written and oral) provided to the Board (including its various committees) throughout the year at regular and special meetings, as well as information provided specifically in connection with the annual renewal process. Information provided and discussed throughout the year included investment performance reports and related financial information for each

Fund, as well as periodic reports on, among other matters, brokerage allocation and execution; pricing and valuation; and legal, compliance, shareholder and other services and support provided by the Adviser, the relevant Sub-Adviser(s) and their respective affiliates. In addition, the two sub-groups of the Board’s Investment Committee, comprised of Independent Trustees, management representatives, and outside legal counsel, met individually and engaged in extensive discussions with Sub-Advisers during in-person presentations made throughout the year. Information provided and discussed specifically in connection with the annual renewal process included a report prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent organization, regarding expenses of each Fund, as well as additional material prepared by management regarding each Fund. Each Fund’s Broadridge report compared that Fund’s expenses with those of other mutual funds (or peers) deemed by Broadridge to be comparable to the Fund. The additional material prepared by management generally included Fund-by-Fund information showing each Fund’s average net assets; advisory fees and, where applicable, sub-advisory fees; expense ratios; expense limitation arrangements; investment performance (including performance information prepared by Broadridge); and profitability information, including information regarding the profitability of the Adviser’s operations on an overall Trust basis, as well as on a Fund-by-Fund basis. In addition, for each Fund, the Adviser and the relevant Sub-Adviser(s) provided separate materials describing the Fund’s investment performance (including the Fund’s performance versus benchmark and peers for various time periods) and the services provided and the fees charged with respect to the Fund, and discussing whether the Fund had performed as expected over time and other matters.

The Independent Trustees met in advance of the meeting at which the Board approved the renewal of the Agreements and in executive sessions during the meeting to review the information provided. When invited, management representatives attended portions of the executive sessions to review and discuss matters relating to the Agreements and to provide additional information requested by the Independent Trustees. At the meeting and during the portions of the executive sessions attended by management, the Independent Trustees and management engaged in extensive discussions regarding the Agreements. The Independent Trustees were assisted by independent legal counsel prior to and during the meeting and during their deliberations regarding the Agreements and also received materials discussing the legal standards applicable to their consideration of the Agreements. In addition, the Independent Trustees reviewed information and met during the year to discuss information relevant to their annual consideration of the Agreements.

The Board also noted that the Trust is an affiliated investment company of EQ Advisors Trust, which is also managed by the Adviser, and that all of the Board members also currently serve on the Board of Trustees of EQ Advisors Trust. The Board also noted that each Sub-Adviser other than TCW currently serves as investment sub-adviser for one or more portfolios, or allocated portion(s) of portfolio(s), of EQ Advisors Trust (such Sub-Advisers together, the “EQAT Sub-Advisers”). The Trustees took into account information relating to the Adviser and the EQAT Sub-Advisers provided to the Trustees, in their capacities as Trustees of EQ Advisors Trust, at prior meetings of the Board of Trustees of EQ Advisors Trust, and the Trustees noted their experience and familiarity with the Adviser, the EQAT Sub-Advisers, and the portfolios of EQ Advisors Trust derived from their years of service on the Boards of EQ Advisors Trust and the Trust.

Although the Board approved the renewal of the Agreements for all of the Funds at the same Board meeting, the Board considered each Fund separately. In approving the renewal of the relevant Agreement(s) with respect to each Fund, each Trustee, including the Independent Trustees, on the basis of their business judgment after review of all information, determined that the advisory fee and, where applicable, sub-advisory fee were fair and reasonable and that the renewal of the Agreement(s) was in the best interests of the applicable Fund and its shareholders. Although the Board gave attention to all information provided, the following discusses some of the primary factors that the Board deemed relevant to its decision to renew the Agreements.

Nature, Quality and Extent of Services

The Board evaluated the nature, quality and extent of the overall services to be provided to each Fund and its shareholders by the Adviser, the relevant Sub-Adviser(s) and, where applicable, their respective affiliates. In addition to the investment performance and expense information discussed below, the Board considered the Adviser’s and each relevant Sub-Adviser’s responsibilities with respect to each Fund and the Adviser’s and each relevant Sub-Adviser’s experience in serving as an investment adviser for the Fund(s) and for portfolios and accounts similar to the Fund(s) each advises, including, as applicable, portfolios or allocated portion(s) of portfolio(s) of EQ Advisors Trust.

With respect to the Adviser, the Board considered that the Adviser is responsible for, among other things, developing investment strategies for the Funds (and the portions thereof); researching, selecting and hiring Sub-Advisers, conducting ongoing “due diligence” on and monitoring Sub-Advisers, and, when necessary or advisable, terminating or replacing Sub-Advisers; allocating and rebalancing Fund assets among Sub-Advisers; overseeing the selection of investments for the Funds (or the portions thereof) that the Sub-Advisers sub-advise; making investment decisions for the Funds (or the portions thereof) that it manages directly; monitoring and evaluating the performance of the Funds (or the portions thereof); monitoring the investment operations and composition of the Funds (or the portions thereof) and, in connection therewith, monitoring compliance with the Funds’ investment objectives, policies and restrictions, as well as the Funds’ compliance with applicable law and the Trust’s compliance policies and procedures; monitoring brokerage selection, commission and other trading costs, quality of execution, and other brokerage matters; coordinating and managing the flow of information and communications relating to the Funds among the Sub-Advisers and other applicable parties; coordinating responses to regulatory agency inquiries relating to the operations of the Trust and coordinating litigation matters involving the Adviser and the Trust; and implementing Board directives as they relate to the Funds. The Board also considered information regarding the Adviser’s process for selecting and monitoring the Sub-Advisers and the other service providers to the Funds and its process for making investment decisions for the Funds (or the portions thereof) that it manages directly, as well as information regarding the qualifications and experience of, and resources available to, the personnel who perform those functions with respect to the Funds. The Board further considered that the Adviser has provided the Trust with personnel, including Trust officers, in connection with carrying out its responsibilities. The Board also considered that the Adviser has assumed significant entrepreneurial risk in sponsoring the Funds and that the Adviser also bears and assumes significant ongoing risks, including investment, operational, enterprise, litigation regulatory and compliance risks, with respect to the Funds. The Board considered that the Adviser’s responsibilities include daily monitoring of investment, operational, enterprise, litigation, regulatory and compliance risks as they relate to the Funds. The Board also considered information regarding the Adviser’s ongoing risk management activities. The Board’s conclusion regarding the nature, quality and extent of the overall services to be provided by the Adviser also was based, in part, on the Trustees’ experience and familiarity, in their capacities as Trustees of EQ Advisors Trust, with the Adviser serving as the investment manager for portfolios of EQ Advisors Trust, and on periodic reports provided to the Trustees, in their capacities as Trustees of EQ Advisors Trust, regarding the services provided by the Adviser to those other portfolios.

With respect to the Sub-Advisers, the Board considered that each Sub-Adviser, subject to the oversight of the Adviser, is responsible for making investment decisions for the Fund (or the portion thereof) that it sub-advises; placing with brokers or dealers orders for the purchase and sale of investments for the Fund (or the portion thereof) that it sub-advises; and performing certain related administrative functions. The Board also reviewed information regarding each Sub-Adviser’s process for selecting investments for the Fund (or the portion thereof) that it sub-advises, as well as information regarding the qualifications and experience of the Sub-Adviser’s portfolio managers who provide services to the Fund. The Board also considered information regarding each Sub-Adviser’s procedures for executing portfolio transactions for the Fund (or the portion thereof) that it sub-advises and procedures for selecting brokers and dealers and, where applicable, obtaining research from those brokers and dealers. The Board’s conclusion regarding the nature, quality and extent of the overall services to be provided by each EQAT Sub-Adviser also was based, in part, on the Trustees’ experience and familiarity, in their capacities as Trustees of EQ Advisors Trust, with the EQAT Sub-Adviser serving as an investment sub-adviser for one or more portfolios, or allocated portion(s) of portfolio(s), of EQ Advisors Trust, and on periodic reports provided to the Trustees, in their capacities as Trustees of EQ Advisors Trust, regarding the services provided by the EQAT Sub-Adviser to those other portfolios.

The Board also considered, among other factors, periodic reports provided to the Board regarding the services provided by the Adviser, the Sub-Advisers and, where applicable, their affiliates. In addition, the Board considered the allocation of Fund brokerage, including allocations to broker-dealers affiliated with the Adviser or a Sub-Adviser. The Board also considered the use of “soft” commission dollars to pay for research services, as applicable. In this regard, the Board also considered the Adviser’s and each Sub-Adviser’s trading experience and received information regarding how the Adviser and each Sub-Adviser seek to achieve “best execution” on behalf of a Fund, including a report by an independent portfolio trading analytical firm. The Board also considered the Funds’ Chief Compliance Officer’s evaluation of the Adviser’s and each Sub-Adviser’s compliance programs, policies and procedures, and compliance matters involving the Adviser and any applicable Sub-Adviser that had been brought to the Board’s attention during the year. The Board members also factored into their review their experience and familiarity, in their capacities as Trustees of EQ Advisors Trust, with the Adviser’s and each EQAT

Sub-Adviser’s compliance programs, policies, and procedures with respect to EQ Advisors Trust. In addition, the Board considered whether there were any pending lawsuits, enforcement proceedings or regulatory investigations involving the Adviser and the Sub-Advisers and reviewed information regarding the Adviser’s and each Sub-Adviser’s financial condition and history of operations and potential conflicts of interest in managing the Funds.

The Board also considered the benefits to shareholders from participation in a Fund sponsored by the Adviser, including the Adviser’s experience operating a large fund complex that offers a wide range of portfolios, sub-advisers and investment styles. The Board likewise considered that shareholders have chosen to invest in mutual funds sponsored by the Adviser. In addition, the Board considered the nature, quality and extent of the administrative, shareholder servicing and distribution support services that the Adviser and its affiliates provide to the Funds and their shareholders. The Board also noted that, throughout the past year, the Adviser and its affiliates had continued or undertaken initiatives, including in response to shareholder behavior, intended to improve various aspects of the Trust’s operations and shareholders’ experience with the mutual funds sponsored by the Adviser.

The Board also considered strategic and other actions taken by the Adviser in response to recent events within the mutual fund industry, including actions taken in response to financial regulatory reform and other regulatory initiatives, as well as other significant developments within the mutual fund industry. The Board also considered strategic and other actions taken by the Adviser and the Sub-Advisers in response to recent market conditions and considered the overall performance of the Adviser and the Sub-Advisers in this context. In this regard, among other things, the Board also requested and received throughout the past year information from the Adviser and various service providers on various topics impacting all mutual funds, including valuation; fixed-income market liquidity and potential volatility; cybersecurity; and trends in the Securities and Exchange Commission’s priorities. The Board noted that certain of these topics may present significant challenges for mutual funds and result in an increase in the responsibilities of mutual fund service providers, including the Adviser.

For purposes of evaluating the nature, quality and extent of the overall services provided to each Fund, the Board also took into account discussions with the Adviser and the relevant Sub-Adviser(s) about Fund investment performance that occur at Board meetings throughout the year. In this regard, the Board noted that, as part of regularly scheduled Fund reviews and other detailed reports to the Board on Fund performance, the Board periodically considered information regarding each Fund’s performance over various time periods on both an absolute basis and relative to an appropriate broad-based securities market index (“benchmark”) and a peer group of other mutual funds deemed by Broadridge to be comparable to the Fund (“peer group”). The Board also considered Appendix A, which includes certain information provided to the Board regarding each Fund’s performance relative to a benchmark and a peer group for the one-year (as applicable) and since inception periods ended May 31, 2016. The Board noted that this information supplemented other performance information provided to the Board in connection with the annual renewal process and throughout the year. The Board also noted that each of the 1290 GAMCO Small/Mid Cap Value, 1290 High Yield Bond and 1290 SmartBeta Equity Funds had commenced operations on November 12, 2014, and each of the 1290 Convertible Securities, 1290 Multi-Alternative Strategies, and 1290 Unconstrained Bond Managers Funds had commenced operations on July 6, 2015, so each Fund had only a short operating history on which to evaluate performance.

The Board also factored into its evaluation of each Fund’s performance the limitations inherent in Broadridge’s methodology for developing and constructing peer groups and determining which mutual funds should be included in which peer groups, among other things. While recognizing these inherent limitations, the Board believed the independent analysis conducted by Broadridge remained a useful measure of comparative performance.

In evaluating the Funds’ performance, the Board also took into account factors including general market conditions (including the amount of volatility in the market over the past year); the “style” in which the Funds are managed, as applicable, and whether that style is in or out of favor in the market; issuer-specific information; and fund cash flows. The Board also considered that variations in performance among a Fund’s operating classes reflect variations in class expenses, which result in lower performance for higher expense classes.

With respect to the performance of the 1290 Multi-Alternative Strategies Fund, the Board also considered that the Fund operates as a fund-of-funds and invests in exchange traded securities of other investment companies or investment vehicles (“ETFs”) and recognized, therefore, that the Fund’s performance is based, in part, on the total returns of the ETFs in which it invests.

Based on its review, the Board determined, with respect to each Fund, that (i) the Fund and its shareholders would benefit from the Adviser’s and each relevant Sub-Adviser’s continued management of the Fund, and (ii) the nature, quality and extent of the overall services provided by the Adviser, the relevant Sub-Adviser(s) and, where applicable, their respective affiliates were appropriate for the Fund in light of its investment objectives and, thus, supported a decision to approve the renewal of the Agreement(s).

Expenses

The Board considered each Fund’s advisory fee and, where applicable, sub-advisory fee(s), in light of the nature, quality and extent of the overall services provided by the Adviser and, where applicable, the relevant Sub-Adviser(s). The Board also reviewed a comparative analysis of the contractual and net advisory fees, expense components, and expense ratios of each Fund compared with those of peer funds selected by Broadridge as constituting the Fund’s appropriate expense group. Broadridge provided information on each Fund’s contractual advisory fee in comparison with the contractual advisory fee that would have been charged by other funds within the Fund’s expense group assuming the other funds were similar in size to the Fund, as well as each Fund’s actual advisory fee and expense ratios in comparison with those of other funds within its expense group. The Broadridge advisory fee analysis included within such fee the separate administrative fees paid to the Adviser, in its capacity as administrator for the Funds. The Broadridge advisory fee analysis also provided comparative fee information net of administrative fees. The Broadridge expense data was based upon historical information taken from each Fund’s audited annual report for the period ended October 31, 2015, and total expense ratios were shown for Class A, Class C, Class I and Class R shares, as applicable, of each Fund.

The contractual advisory fees discussed below include within such fees the separate administrative fees paid to the Adviser and reflect the comparisons for only Class I shares of each Fund.

The Board factored into its evaluation of each Fund’s fees and expenses the limitations inherent in Broadridge’s methodology for developing and constructing peer groups and determining which mutual funds should be included in which peer groups, among other things. While recognizing these inherent limitations and recognizing that current expense ratios (prior to any applicable expense limitation arrangement) may increase if assets decline, the Board believed that the independent analysis conducted by Broadridge remained a useful measure of comparative fees and expenses. The Board also considered that all fees and expenses of each Fund are explicitly disclosed in Fund offering documents.

The Board considered that the contractual advisory fee for the 1290 GAMCO Small/Mid Cap Value Fund was above (but within five basis points of) the median for the Fund’s peer group. The Board also considered that the total expense ratios for the Class A shares of the Fund were at, and for the Class C, Class I and Class R shares of the Fund were above (but, for the Class C and Class I shares, within five basis points of), the medians for the Fund’s peer group.

The Board considered that the contractual advisory fee for the 1290 SmartBeta Equity Fund was above (but within five basis points of) the median for the Fund’s peer group. The Board also considered that the total expense ratios for the Class A, Class C, Class I and Class R shares of the Fund were above (but, for the Class A and Class I shares, within five basis points of) the medians for the Fund’s peer group.

The Board considered that the contractual advisory fee for each of the 1290 Convertible Securities, 1290 High Yield Bond, and 1290 Unconstrained Bond Managers Funds was above the median for the Fund’s respective peer group. The Board also considered that the total expense ratios for the Class A, Class C (as applicable), Class I and Class R shares of each of these Funds were above (but, for the Class A shares of the 1290 High Yield Bond Fund, within five basis points of) the median for the Fund’s respective peer group.

The Board considered that the contractual advisory fee for the 1290 Multi-Alternative Strategies Fund was above the median for the Fund’s peer group. The Board also considered that the total expense ratios (excluding the fees and expenses of ETFs in which the Fund invests) for the Class A, Class I and Class R shares of the Fund were above (but, for the Class I shares, within five basis points of) the medians for the Fund’s peer group.

The Board further considered that the advisory fee rate schedule for each Fund includes breakpoints so that the fee rates are reduced as the assets of the Fund increase above certain levels. The Board noted that any such reduction in a Fund’s effective advisory fee would result in corresponding reductions in the Fund’s total expense ratios. In addition, the Board noted that the Adviser had contractually agreed to make payments or waive all or a portion of its management, administrative and other fees so that each Fund’s total expense ratios do not exceed certain levels as set forth in its prospectus. The Board also noted that, as a result of these expense limitation arrangements, the actual advisory fee for each Fund was lower than the Fund’s contractual advisory fee.

In addition, with respect to each sub-advised Fund, the Board further considered the relative levels of the sub-advisory fee(s) paid to the relevant Sub-Adviser(s) and the advisory fee retained by the Adviser in light of, among other factors, the services provided to the Fund by the Adviser and the relevant Sub-Adviser(s), and the information prepared by management regarding the level of profits realized by the Adviser in connection with its operation of the Fund. The Board also considered the sub-advisory fee paid to each Sub-Adviser in light of fees paid by similar portfolios advised by the Sub-Adviser.

Based on its review, the Board determined, with respect to each Fund, that the Adviser’s advisory fee is fair and reasonable, and the Board determined, with respect to each sub-advised Fund, that each Sub-Adviser’s sub-advisory fee is fair and reasonable.

Profitability and Costs

The Board also considered the level of profits realized by the Adviser and its affiliates in connection with the operation of each Fund. In this respect, the Board reviewed profitability information setting forth the overall profitability of the Trust to the Adviser and its affiliates, as well as the Adviser’s and its affiliates’ profits in providing management and other services to each of the individual Funds during the 12-month period ended December 31, 2015, which was the most recent fiscal year for the Adviser. The Board also took into account that the Adviser had launched the 1290 Funds retail fund complex in the third quarter of 2014 and, therefore, the Trust and the Funds had only a short operating history over which to review profitability information. The Board noted that it would continue periodically to review profitability as the Trust’s and the Funds’ operating history lengthens.

In reviewing the analysis, attention was given to the methodology followed in allocating costs to each Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that, while being continuously refined and reflecting changes in the Adviser’s and its affiliates’ cost accounting and other appropriate adjustments, the cost allocation methodology (which includes the expenses attributable to the services that AXA Equitable provides to support the Adviser in its role as investment adviser and administrator for the Funds) was consistent with that followed in profitability report presentations for the portfolios of EQ Advisors Trust made this year and in prior years to the Board members in their capacities as Trustees of EQ Advisors Trust. In reviewing and discussing such analysis, the Adviser discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Adviser and its affiliates may not be fully reflected in the expenses allocated to each Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management’s ongoing costs and expenditures in providing and improving services for the Funds, as well as the need to meet additional regulatory and compliance requirements resulting from changes in rules and other regulations and to adapt to other challenges impacting the mutual fund industry. In addition, the Board considered information prepared by management and from third party sources comparing the profitability of the Adviser on an overall basis to the profitability of other publicly held asset managers (including asset managers similar to the Adviser).

The Board also noted that the Board and the Adviser generally are aware of the fees charged by the Sub-Advisers to other clients (this information having been provided to the Board and the Adviser by the Sub-Advisers in conjunction with the proposed renewal of the Sub-Advisory Agreements) and that the Adviser believes that the fees agreed upon with the Sub-Advisers are reasonable in light of the nature, quality and extent of the investment sub-advisory services provided. The Adviser advised the Board that it does not regard Sub-Adviser profitability as meaningful to its evaluation of the Sub-Advisory Agreements. The Board acknowledged the Adviser’s view of Sub-Adviser profitability, noting the Board’s findings as to the reasonableness of the sub-advisory fees and that the fees paid to the Sub-Advisers are the product of negotiations with the Adviser and reflect levels of profitability acceptable to the Adviser and the Sub-Advisers based on the particular circumstances in each case for each of them. The Board further noted that each Sub-Adviser’s fee is paid by the Adviser and not the Fund. The Board also noted that, with respect to AXA IM and AXA Rosenberg, which are affiliates of the Adviser, the Adviser provides additional information regarding these entities’ impact on the Manager’s profitability.

Based on its consideration of the factors above, the Board determined that the level of profits realized by the Adviser from providing services to each Fund was not excessive in view of the nature, quality and extent of the services provided.

Economies of Scale

The Board also considered whether economies of scale or efficiencies are realized by the Adviser as the Funds grow larger and the extent to which this is reflected in the level of management and administrative fees charged. While recognizing that any precise determination is inherently subject to assumptions and subjective assessments, the Board considered that any realized economies of scale or efficiencies may be shared with funds and their shareholders in a variety of ways, including: (i) breakpoints in the advisory fee or other fees so that a fund’s effective fee rate declines as the fund grows in size, (ii) subsidizing a fund’s expenses by making payments or waiving all or a portion of the advisory fee or other fees so that the fund’s total expense ratio does not exceed certain levels, (iii) setting the advisory fee or other fees so that a fund is priced to scale, which assumes that the fund has sufficient assets from inception to operate at a competitive fee rate without any fee waiver or expense reimbursement from the manager, and (iv) reinvestment in, and enhancements to, the services that the manager and its affiliates provide to a fund and its shareholders. The Board noted that the advisory fee rate schedule for each Fund includes breakpoints that reduce the fee rate as Fund assets increase above certain levels. The Board also noted that the Adviser was subsidizing each Fund’s expenses by making payments or waiving all or a portion of its management, administrative and other fees so that the Fund’s total expense ratios do not exceed certain contractual levels as set forth in its prospectus. In addition, the Board considered that the Adviser shares any realized economies of scale with the Funds in other ways, which may include setting a Fund’s fees so that they are priced to scale. The Board considered that the effect of this pricing strategy is that the Adviser could lose money in the early stages of a Fund’s operation (and bear the risk that the Fund will never become profitable), while shareholders of the Fund receive the benefit of economies of scale that the Adviser expects the Fund will achieve as it grows. The Board further considered that the Adviser shares any realized economies of scale with the Funds through reinvestment in, and enhancements to, the services that the Adviser and its affiliates provide to the Funds and their shareholders, such as hiring additional personnel and providing additional resources in areas relating to management and administration of the Funds. In addition, the Board noted that the sub-advisory fee schedules for certain Sub-Advisers aggregate the assets managed by the Sub-Adviser in a Fund and in one or more other funds for which the Sub-Adviser serves as investment sub-adviser. The Board also noted that the sub-advisory fee schedules for certain Sub-Advisers include breakpoints that reduce the sub-advisory fee rate as applicable Fund assets under the Sub-Adviser’s management increase above certain levels. In this regard, the Board acknowledged that, at some levels, the breakpoints in a sub-advisory fee rate schedule may result in savings to the Adviser and not to shareholders. Based on its consideration of the factors above and recognizing that the Funds have relatively short operating histories and relatively low asset levels to date, the Board concluded that there was a reasonable sharing of any realized economies of scale or efficiencies under the management, administrative and sub-advisory fee schedules at the present time.

Fall-Out Benefits

The Board also considered the extent to which fall-out benefits may accrue to the Adviser and its affiliates. In this connection, the Board considered several possible fall-out benefits and other types of benefits, including the following. The Board noted that the Adviser also serves as the administrator for the Funds and receives compensation for acting in this capacity. In addition, the Board recognized that AXA IM and AXA Rosenberg, affiliates of the Adviser, serve as Sub-Advisers to certain of the Funds and receive sub-advisory fees that are paid by the Adviser out of the fees that it earns from those Funds. The Board also noted that AXA Distributors, LLC, also an affiliate of the Adviser, provides distribution support services for the Trust pursuant to an agreement with the Trust’s distributor, ALPS Distributors, Inc. AXA Distributors, LLC may receive from the Funds compensation (which may include payments pursuant to Rule 12b-1 plans with respect to their Class A, Class C (when offered for sale), and Class R shares) for providing shareholder services and selling activities, which could lead to growth in the Trust’s assets and corresponding benefits from such growth, including economies of scale. The Board also recognized that other broker-dealers that are affiliated with the Adviser may sell, and earn sales commissions and/or other compensation with respect to, shares of the Fund. Further, the Board considered that Sanford C. Bernstein & Co., LLC, a registered broker-dealer, is an affiliate of the Adviser and may, from time to time, receive brokerage commissions from the Funds in connection with the purchase and sale of portfolio securities; provided, however, that those transactions, among other things, are consistent with seeking best execution. Based on its review, the Board determined that any “fall-out” benefits and other types of benefits that may accrue to the Adviser are fair and reasonable.

The Board also considered possible fall-out benefits that may accrue to a Sub-Adviser, including the following. The Board considered that a Sub-Adviser, through its position as a Sub-Adviser to its respective Fund, may engage in soft dollar transactions. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers who may, from time to time, receive brokerage commissions from the Funds in connection with the purchase and sale of portfolio securities; provided, however, that those transactions, among other things, are consistent with seeking best execution. The Board also noted that certain Sub-Advisers serve or may serve as investment sub-advisers for other funds advised by the Adviser and receive sub-advisory fees with respect to those funds. The Board also recognized that a Sub-Adviser and its affiliates may sell, and earn sales commissions and/or other compensation with respect to, the Funds and other investment products issued by the Adviser or its affiliates. In addition, the Board noted that a Sub-Adviser may benefit from greater exposure in the marketplace with respect to the Sub-Adviser’s investment process and from expanding its level of assets under management, and a Sub-Adviser may derive benefits from its association with the Adviser. Based on its review, the Board determined that any “fall-out” benefits that may accrue to each Sub-Adviser are fair and reasonable.

Appendix A

The Board noted that the following information regarding each Fund’s performance relative to a benchmark and a peer group for the one-year (as applicable) and since inception periods ended May 31, 2016, supplemented other performance information provided to the Board in connection with the annual renewal process and throughout the year.

1290 Funds Investment Performance

For the period ended May 31, 2016

		1 Year		Since Inception Without Sales Charge
	Inception Date	Without Sales Charge	With Sales Charge
1290 GAMCO Small/Mid Cap Value A	11/12/2014	(2.30)%	(7.66)%	2.23%
1290 GAMCO Small/Mid Cap Value C	11/12/2014	(2.05)	(3.00)	2.49
1290 GAMCO Small/Mid Cap Value I	11/12/2014	(2.05)	n/a	2.49
1290 GAMCO Small/Mid Cap Value R	11/12/2014	(2.51)	n/a	2.01
Lipper Small-Cap Core Funds		(4.69)	n/a	0.21
Russell 2500 Value Index		(1.43)	n/a	1.28
1290 Convertible Securities A	07/06/2015			(5.96)
1290 Convertible Securities I	07/06/2015			(5.75)
1290 Convertible Securities R	07/06/2015			(6.18)
Lipper Convertible Securities Funds				(5.01)
BofA Merrill Lynch All U.S. Convertibles Index				(4.57)
1290 Multi-Alternative Strategies A	07/06/2015			(1.39)
1290 Multi-Alternative Strategies I	07/06/2015			(1.17)
1290 Multi-Alternative Strategies R	07/06/2015			(1.61)
Lipper Alternative Multi-Strategy Funds				(2.95)
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index				0.15
1290 SmartBeta Equity A	11/12/2014	1.18	(4.37)	3.10
1290 SmartBeta Equity C	11/12/2014	1.44	0.45	3.35
1290 SmartBeta Equity I	11/12/2014	1.44	n/a	3.35
1290 SmartBeta Equity R	11/12/2014	0.92	n/a	2.84
Lipper Global Large-Cap Core		(4.19)	n/a	(1.19)
MSCI World (Net) Index		(3.96)	n/a	0.50

		1 Year		Since Inception Without Sales Charge
	Inception Date	Without Sales Charge	With Sales Charge
1290 High Yield Bond A	11/12/2014	(3.71)%	(8.02)%	(1.43)%
1290 High Yield Bond C	11/12/2014	(3.46)	(4.35)	(1.18)
1290 High Yield Bond I	11/12/2014	(3.46)	n/a	(1.18)
1290 High Yield Bond R	11/12/2014	(3.95)	n/a	(1.68)
Lipper High Yield Funds		(2.21)	n/a	(0.15)
BofA Merrill Lynch High Yield Master II Index		(0.92)	n/a	0.64
1290 Unconstrained Bond Managers A	07/06/2015			(0.46)
1290 Unconstrained Bond Managers I	07/06/2015			(0.28)
1290 Unconstrained Bond Managers R	07/06/2015			(0.74)
Lipper Alternative Credit Focus Funds				(1.22)
BofA Merrill Lynch USD 3-Month Deposit Offered Rate Constant Maturity Index				0.35

Federal Income Tax Information (Unaudited)

For the period ended October 31, 2016, the percentage of dividends paid that qualify for the 70% dividends received deductions for corporate shareholders, foreign taxes which are expected to be passed through to shareholders for foreign tax credits, gross income derived from sources within foreign countries, and long-term capital gain dividends for the purpose of the dividend paid deduction on its Federal income tax return were as follows:

Funds:	70% Dividend Received Deduction	Foreign Taxes	Foreign Source Income	Long Term Capital Gain
1290 Convertible Securities	69.63%	$—	$—	$—
1290 DoubleLine Dynamic Allocation	0.00	—	—	—
1290 GAMCO Small/Mid Cap Value	24.73	—	—	448
1290 Global Talents	0.00	—	—	—
1290 High Yield	0.00	—	—	—
1290 Multi-Alternative Strategies	0.00	—	—	—
1290 SmartBeta Equity	81.04	—	—	—
1290 Unconstrained Bond Managers	0.00	—	—	—

MANAGEMENT OF THE TRUST (UNAUDITED)

The Trust’s Board is responsible for the overall management of the Trust and the Funds, including general supervision and review of the Funds’ investment activities and their conformity with federal and state law as well as the stated policies of the Funds. The Board elects the officers of the Trust who are responsible for administering the Trust’s day-to-day operations. The Trustees of the Trust are identified in the table below along with information as to their principal business occupations held during the last five years and certain other information are shown below.

The Trustees

Name, Address and Year of Birth	Position(s) Held With Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee During Past 5 Years
Interested Trustees
Steven M. Joenk* 1290 Avenue of the Americas, New York, New York (1958)	Trustee, Chairman, President and Chief Executive Officer	From June 9, 2014 to present	From May 2011 to present, Director, President, Chief Executive Officer and Chairman, FMG LLC; from September 1999 to present, Managing Director, AXA Equitable; from September 2004 to April 2011, President, AXA Equitable’s Funds Management Group (“FMG”) unit; from July 2004 to October 1, 2013, Senior Vice President, MONY Life Insurance Company; from July 2004 to present, Senior Vice President, MONY Life Insurance Company of America and Director, MONY Capital Management, Inc., Director and President, 1740 Advisers, Inc.; Director, Chairman of the Board and President, MONY Asset Management, Inc. and Enterprise Capital Management (from July 2004 to January 2011); from January 2005 to January 2011, Director, MONY Financial Resources of Americas Limited; and from November 2005 to present, Director MONY International Holdings, LLC.	118	None.

*	Affiliated with the Adviser and/or the Distributor.

Name, Address and Year of Birth	Position(s) Held With Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee
Independent Trustees
Thomas W. Brock c/o 1290 Funds 1290 Avenue of the Americas, New York, New York 10104 (1949)	Trustee	From January 1, 2016 to present	From June 2016 to present, Director and President and Chief Executive Officer and from January 2016 to June 2016, Director and interim President and Chief Executive Officer, Silver Bay Realty Trust Corp.; from 2006 to 2012, Chief Executive Officer and Co-Founder of Stone Harbor Investment Partners.	95	From 2012 to January, 2016, Lead Independent Director, Audit Committee Member and Compensation Committee Chair, Silver Bay Realty Trust Corp.; from 2005 to present, Director and Audit Committee Member, Liberty All- Star Funds (2); from 2002 to 2005, Director and Audit Committee Member, two registered hedge funds-of- funds sponsored by Bank of America Alternative Advisors; from 2006 to 2012, Director, Stone Harbor Investment Funds (5).
Donald E. Foley c/o 1290 Funds 1290 Avenue of the Americas, New York, New York 10104 (1951)	Trustee	From June 9, 2014 to present	From 2010 to 2011, Chairman of the Board and Chief Executive Officer, Wilmington Trust Corporation; from 1996 to 2010, Senior Vice President, Treasurer and Director of Tax ITT Corporation; from 1989 to 1996, Assistant Treasurer, International Paper Company.	95	From 2011 to 2012, Director, and from 2012 to present, Advisory Committee Member M&T Corporation; from
					2007 to 2011, Director and member of the Audit Committee and Compensation Committee, Wilmington Trust Corporation; from 2008 to 2010, Advisory Board member Northern Trust Company and Goldman Sachs Management Groups; from 2015 to present Director, Wilmington Funds.
Christopher P.A. Komisarjevsky c/o 1290 Funds 1290 Avenue of the Americas, New York, New York 10104 (1945)	Trustee	From June 9, 2014 to present	From 2006 to 2008, Senior Counselor for APCO Worldwide® (global communications consulting) and a member of its International Advisory Council; from 1998 to 2005, President and Chief Executive Officer, Burson-Marsteller Worldwide (public relations); from 1996 to 1998, President and Chief Executive Officer of Burson-Marsteller U.S.A.	95	None.

Name, Address and Year of Birth	Position(s) Held With Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee
Independent Trustees (Continued)
H. Thomas McMeekin c/o 1290 Funds 1290 Avenue of the Americas, New York, New York 10104 (1953)	Trustee	From June 9, 2014 to present	From 2015 to present, CEO of Blue Key Services, LLC; from 2000 to present, Managing Partner and Founder of Griffin Investments, LLC; from 2009 to 2012, Chief Investment Officer, AIG Life & Retirement and United Guaranty Corporation and Senior Managing Director of AIG Asset Management.	95	From 2015 to present, Director, Blue Key Services LLC; From 2012 to present, Director Achaean Financial Group; from 2011 to 2012, Director US Life Insurance Company in the City of New York.
Gary S. Schpero c/o 1290 Funds 1290 Avenue of the Americas, New York, New York 10104 (1953)	Lead Independent Trustee	From June 9, 2014 to present	Prior to January 1, 2000, Partner of Simpson Thacher & Bartlett (law firm) and Managing Partner of the Investment Management and Investment Company Practice Group.	95	From May 2012 to present, Trustee, Blackstone/GSO Senior Floating Rate Term Fund and Blackstone/GSO Long–Short Credit Income Fund; from October 2012 to present, Trustee, Blackstone/GSO Strategic Credit Fund.
Kenneth L. Walker c/o 1290 Funds 1290 Avenue of the Americas, New York, New York 10104 (1952)	Trustee	From June 9, 2014 to present	From May 2002 to March 2016, Partner and from March 2016 to present, employee, The Capital Management Corporation (investment advisory firm).	95	None.
Caroline L. Williams c/o 1290 Funds 1290 Avenue of the Americas, New York, New York 10104 (1946)	Trustee	From June 9, 2014 to present	From July 2010 to December 2012, Executive Vice President, from May 2005 to December 2007, Consultant and from May 2001 to May 2005, Chief Financial and Investment Officer, Nathan Cummings Foundation (non-profit organization); from 1988 to 1992, Managing Director, from 1982 to 1988, Senior Vice President, from 1978 to 1982, Vice President and from 1971 to 1976, Associate, Donaldson, Lufkin & Jenrette Securities Corporation (investment bank).	95	From 1997 to 2009, Director, Hearst-Argyle Television.

**	Each Trustee serves until his or her resignation or retirement.
†	The registered investment companies in the fund complex include AXA Premier VIP Trust, 1290 Funds and the Trust. Mr. Joenk serves as Trustee, President and Chief Executive Officer for each of the registered investment companies in the fund complex, as well as Chairman for each such company.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained, without charge, by calling 1-888-310-0416.

The Trust’s Officers

No officer of the Trust receives any compensation paid by the Trust. Each officer of the Trust is an employee of AXA Equitable, FMG LLC, and/or AXA Distributors, LLC (“AXA Distributors”). The Trust’s principal officers are:

Name, Address and Year of Birth	Position(s) Held With Fund*	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years
Officers
Steven M. Joenk 1290 Avenue of the Americas, New York, New York 10104 (1958)	Trustee, Chairman, President and Chief Executive Officer	From June 10, 2014 to present	From May 2011 to present, Director, President, Chief Executive Officer and Chairman, FMG LLC; from September 1999 to present, Managing Director, AXA Equitable; from September 2004 to April 2011, President, AXA Equitable’s FMG; from July 2004 to October 1, 2013, Senior Vice President, MONY Life Insurance Company; from July 2004 to present, Senior Vice President, MONY Life Insurance Company of America and Director, MONY Capital Management, Inc., Director and President, 1740 Advisers, Inc.; Director, Chairman of the Board and President, MONY Asset Management, Inc. and Enterprise Capital Management (from July 2004 to January 2011); from January 2005 to January 2011, Director, MONY Financial Resources of Americas Limited; and from November 2005 to present, Director, MONY International Holdings, LLC.
Patricia Louie, Esq. 1290 Avenue of the Americas, New York, New York 10104 (1955)	Senior Vice President, Chief Legal Officer and Secretary	From June 10, 2014 to present	From June 2012 to present, Executive Vice President and General Counsel of FMG LLC; from May 2011 to June 2012, Senior Vice President and Corporate Counsel of FMG LLC; from February 2011 to present Managing Director and Associate General Counsel of AXA Financial and AXA Equitable; from May 2003 to February 2011, Vice President and Associate General Counsel of AXA Financial and AXA Equitable.
Brian Walsh Newport Center, 525 Washington Boulevard, 30th Floor, Jersey City, New Jersey 07310-1606 (1968)	Chief Financial Officer and Treasurer	From June 10, 2014 to present	From May 2011 to present, Senior Vice President of FMG LLC; from February 2003 to present, Lead Director of AXA Equitable.
Kenneth Kozlowski 1290 Avenue of the Americas New York, New York 10104 (1961)	Senior Vice President and Chief Investment Officer	From June 10, 2014 to present	From June 2012 to present, Executive Vice President and Chief Investment Officer of FMG LLC; from May 2011 to June 2012, Senior Vice President of FMG LLC; from September 2011 to present, Managing Director of AXA Financial and AXA Equitable; from February 2001 to September 2011, Vice President AXA Financial and AXA Equitable; from July 2004 to January 2011, Director, Enterprise Capital Management, Inc.
Alwi Chan 1290 Avenue of the Americas, New York, New York 10104 (1974)	Vice President and Deputy Chief Investment Officer	From June 10, 2014 to present	From June 2012 to present, Senior Vice President and Deputy Chief Investment Officer of FMG LLC; from May 2011 to June 2012, Vice President of FMG LLC; from February 2007 to present, Lead Director, AXA Financial and AXA Equitable.
James Kelly Newport Center, 525 Washington Boulevard, 30th Floor, Jersey City, New Jersey 07310-1606 (1968)	Controller	From June 10, 2014 to present	From May 2011 to present, Vice President of FMG LLC; from September 2008 to present, Senior Director of AXA Equitable; from March 2006 to September 2008, Assistant Vice President, AXA Equitable.

Name, Address and Year of Birth	Position(s) Held With Fund*	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years
Officers (Continued)
Mary E. Cantwell 1290 Avenue of the Americas, New York, New York 10104 (1961)	Vice President	From June 10, 2014 to present	From June 2012 to present, Senior Vice President of FMG LLC; from May 2011 to June 2012, Vice President of FMG LLC; from February 2001 to present, Lead Director, AXA Equitable; from July 2004 to January 2011, a Director of Enterprise Capital Management, Inc.
Roselle Ibanga Newport Center, 525 Washington Boulevard, 30th Floor, Jersey City, New Jersey 07310-1606 (1978)	Assistant Controller	From June 10, 2014 to present	From February 2009 to present, Director of AXA Equitable.
Lisa Perrelli Newport Center, 525 Washington Boulevard, 30th Floor, Jersey City, New Jersey 07310-1606 (1974)	Assistant Controller	From June 10, 2014 to present	From November 2012 to present, Senior Director of AXA Equitable; from September 2008 to November 2012, Assistant Vice President of AXA Equitable.
Anthony Geron, Esq. 1290 Avenue of the Americas, New York, New York 10104 (1971)	Vice President and Assistant Secretary	From June 10, 2014 to present	From August 2015 to present, Senior Vice President, Secretary and Associate General Counsel of FMG LLC and Lead Director and Associate General Counsel of AXA Equitable; from June 2014 to August 2015, Vice President, Assistant Secretary and Associate General Counsel of FMG LLC; from May 2014 to August 2015, Senior Director and Counsel of AXA Equitable; and from October 2007 to May 2014, Associate of Willkie Farr & Gallagher LLP.
Michael Weiner, Esq. 1290 Avenue of the Americas, New York, New York 10104 (1982)	Vice President and Assistant Secretary	From June 10, 2014 to present	From June 2014 to present, Vice President, Assistant Secretary and Associate General Counsel of FMG LLC; from May 2014 to present, Senior Director and Counsel of AXA Equitable; from October 2007 to April 2014 Associate of Milbank, Tweed, Hadley & McCloy LLP.
Kiesha T. Astwood-Smith, Esq. 1290 Avenue of the Americas, New York, New York 10104 (1973)	Vice President and Assistant Secretary	From September 2015 to present	From December 2015 to present, Vice President, Assistant Secretary and Associate General Counsel of FMG LLC; from September 2015 to present, Senior Director and Counsel of AXA Equitable. From July 2006 to September 2015, Counsel of The Bank of New York Mellon; and from January 2010 to September 2015, Vice President and Assistant Secretary of the Dreyfus Family of Funds.
Joseph J. Paolo 1290 Avenue of the Americas, New York, New York 10104 (1970)	Chief Compliance Officer	From June 10, 2014 to present	From May 2011 to present, Senior Vice President and Chief Compliance Officer of FMG LLC; from June 2007 to present, Lead Director of AXA Equitable and Chief Compliance Officer of AXA Equitable’s FMG.
Richard Guinnessey 1290 Avenue of the Americas, New York, New York 10104 (1963)	Vice President	From June 10, 2014 to present	From June 2012 to present, Senior Director of FMG LLC; from September 2010 to present Senior Director of AXA Equitable; from November 2005 to September 2010 Assistant Vice President of AXA Equitable.
Miao Hu 1290 Avenue of the Americas, New York, New York 10104 (1978)	Vice President	From June 15, 2016 to present	From December 2014 to present, Director of Portfolio Analytics of FMG LLC; from November 2013 to December 2014, Lead Manager of Portfolio Analytics of FMG LLC; from January 2011 to November 2013, Financial Services Sector Specialist of FactSet Research Systems.
Michal Levy 1290 Avenue of the Americas, New York, New York 10104 (1979)	Vice President	From June 15, 2016 to present	From December 2014 to present, Vice President of FMG LLC; from October 2013 to present, Senior Director and Chief Operating Officer of FMG LLC; from October 2011 to October 2013, Assistant Vice President of AXA Equitable; and from October 2008 to October 2011, Vice President of Portfolio Valuation at Duff & Phelps.

Name, Address and Year of Birth	Position(s) Held With Fund*	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years
Officers (Continued)
Xavier Poutas 1290 Avenue of the Americas, New York, New York 10104 (1977)	Vice President	From June 15, 2016 to present	From May 2011 to present, Assistant Portfolio Manager of FMG LLC; from September 2013 to present, Senior Director of AXA Equitable; and from November 2008 to August 2013, Director of AXA Equitable.
Joseph Signora 1290 Avenue of the Americas, New York, New York 10104 (1977)	Vice President	From December 2015 to present	From December 2015 to present, Vice President of 1290 Asset Managers; from October 2015 to present, Senior Director, AXA Equitable; from July 2014 to October 2015, Deputy CCO, Emerging Global Advisors, LLC; from September 2014 to October 2015, CCO, EGA Emerging Global Shares Trust and EGA Diversified Core Fund; from October 2011 to June 2014, Director of Compliance, Van Eck Associates Corp.; from April 2007 to October 2011, Vice President, Compliance Artio Global Management LLC.
Helen Lai 1290 Avenue of the Americas, New York, New York 10104 (1973)	Assistant Vice President	From June 15, 2016 to present	From March 2013 to present, Pricing and Valuation- Compliance of FMG LLC and Senior Manager, AXA Equitable; and from May 2009 to December 2012, HSBC, Hedge Fund Investor Services.
Jennifer Mastronardi 1290 Avenue of the Americas, New York, New York 10104 (1985)	Assistant Vice President	From June 10, 2014 to present	From February 2009 to present, Director of AXA Equitable; from June 2007 to February 2009, Operations Associate in Managed Futures Department, Morgan Stanley.
Helen Espaillat 1290 Avenue of the Americas, New York, New York 10104 (1963)	Assistant Secretary	From June 10, 2014 to present	From July 2004 to present, Lead Manager/Legal Assistant for AXA Equitable and from March 2015 to present, Assistant Vice President and Assistant Secretary of FMG LLC.
Faria Adam 1290 Avenue of the Americas, New York, New York 10104 (1968)	Assistant Secretary	From March 3, 2016 to present	From May 2015 to present, Lead Manager/Legal Assistant of AXA Equitable; and from 1999 to 2011, Supervisory Paralegal at The Dreyfus Corporation, Bank of New York Mellon.
Lorelei Fajardo 1290 Avenue of the Americas, New York, New York 10104 (1978)	Assistant Secretary	From June 15, 2016 to present	From July 2013 to present, Senior Manager/Legal Assistant of AXA Equitable; from July 2008 to June 2013, Lead Associate/Legal Assistant of AXA Equitable.
Kathleen Chapman 1290 Avenue of the Americas, New York, New York 10104 (1954)	Assistant Secretary	From June 10, 2014 to present	From April 2014 to present, Lead Manager/ Senior Legal Assistant of AXA Equitable; from March 2011 to April 2014 Mutual Funds Regulatory Manager of GE Asset Management Incorporated and from 2005 to March 2011 Vice President and Senior Paralegal of Allianz Global Investors of America L.P.

*	The officers in the table above (except Ms. Cox and Ms. Levy) hold similar positions with other registered investment companies in the fund complex. The registered investment companies in the fund complex include the Trust, AXA Premier VIP Trust and EQ Advisors Trust.
**	Each officer is elected on an annual basis.

PROXY VOTING POLICIES AND PROCEDURES (UNAUDITED)

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling a toll-free number at 1-888-310-0416 and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) on the Trust’s website at www.1290Funds.com and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Securities and Exchange Commission’s website at http://www.sec.gov. You may also review and obtain copies at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Visit the Funds’ Website: 1290Funds.com

Must be accompanied or preceded by a Prospectus. 1290 Funds are distributed by ALPS Distributors, Inc.	DFS#292930

AXA Equitable Life Insurance Company

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a “code of ethics,” as defined in Item 2, that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of the registrant’s code of ethics is filed as an exhibit pursuant to Item 12(a)(1).

Item 3.	Audit Committee Financial Expert.

The registrant’s board of trustees has determined that Donald E. Foley, Kenneth L. Walker and Caroline L. Williams serve on its audit committee as “audit committee financial experts” as defined in Item 3. Ms. Williams and Messrs. Foley and Walker are considered to be “independent” for purposes of Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

(a) Audit Fees for fiscal year 2016: $229,712 and fiscal year 2015: $0.

(b) Audit-Related Fees for fiscal year 2016: $16,735 and fiscal year 2015: $0.

(c) Tax Fees for fiscal year 2016: $91,186 and fiscal year 2015: $6,0001.

Tax fees include amounts related to tax compliance, tax advice and tax planning.

(d) All Other Fees for fiscal year 2016: $0 and fiscal year 2015: $0.

All other fees include amounts related to consultation on or review of the registrant’s various regulatory filings.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to pre-approval of services performed by the registrant’s principal accountant for the registrant. Audit, audit-related and tax services provided to the registrant on an annual basis require pre-approval by the entire audit committee. In the event that the audit fees exceed the pre-approved estimated amount, the audit committee’s delegate, consisting of the audit committee chair, lead independent trustee, the registrant’s chief executive officer and chief financial officer, acting by at least two of such individuals, has the authority to increase the amount by up to 10% of the pre-approved amount. Any additional amount requires pre-approval by the entire audit committee. The audit committee chair or the lead independent trustee also has the authority to approve de minimis non-audit services (i.e., services in which the fee does not exceed $10,000 per engagement) to be provided by the registrant’s principal accountant for the registrant, provided that each such service is brought to the attention of the audit committee prior to the completion of the audit of the registrant’s financial statements.

(e)(2) None of the services included in (b) – (d) above were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

[1]	The registrant has updated this information to reflect the actual tax fees for fiscal year 2015. Tax fees were reported as $9,600 in the registrant’s Form N-CSR filing for the fiscal year ended October 31, 2015.

(f) Not applicable.

(g) For fiscal year 2016: $5,534,709 and fiscal year 2015: $6,068,456.

(h) The registrant’s audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-advisers whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

The Schedule of Investments is included as part of the annual report to Shareholders filed under Item 1 of this Form N-CSR.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.	Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	The registrant’s certifying officers are not aware of any changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) The Code of Ethics for Senior Officers of the Registrant is filed herewith.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

1290 FUNDS

By:	/s/ Steven M. Joenk
Steven M. Joenk
President and Chief Executive Officer
December 30, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Steven M. Joenk
Steven M. Joenk
President and Chief Executive Officer
December 30, 2016

/s/ Brian E. Walsh
Brian E. Walsh
Chief Financial Officer
December 30, 2016